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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel

c/o Baron Select Funds

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1. Reports to Stockholders.

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Energy and Resources Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

June 30, 2018

Baron Funds®

Semi-Annual Financial Report

DEAR BARON SELECT FUNDS SHAREHOLDER:

In this report, you will find unaudited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund and Baron Health Care Fund (the “Funds”) for the six months ended June 2018. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer August 24, 2018	Linda S. Martinson Chairman, President and Chief Operating Officer August 24, 2018	Peggy Wong Treasurer and Chief Financial Officer August 24, 2018

This Semi-Annual Financial Report is for the following nine series of Baron Select Funds: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund and Baron Health Care Fund. Baron WealthBuilder Fund is included in a separate Financial Report. If you are interested in Baron WealthBuilder Fund or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund and Baron Durable Advantage Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Legal Notices” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by calling 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Partners Fund (Unaudited)	June 30, 2018

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2018
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (January 31, 1992)
Baron Partners Fund — Retail Shares[1,2,3]	15.34%	18.16%	13.21%	15.66%	11.28%	13.19%
Baron Partners Fund — Institutional Shares[1,2,3,4]	15.50%	18.46%	13.51%	15.96%	11.55%	13.29%
Baron Partners Fund — R6 Shares[1,2,3,4]	15.50%	18.46%	13.51%	15.96%	11.55%	13.29%
Russell Midcap Growth Index[1]	5.40%	18.52%	10.73%	13.37%	10.45%	9.80%
S&P 500 Index[1]	2.65%	14.37%	11.93%	13.42%	10.17%	9.64%

*	Not Annualized.

[1]

The indexes are unmanaged. The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Partners Fund are with dividends, which positively impact the performance results.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2018 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2018

Percent of Total Investments
Tesla, Inc.	13.4%
CoStar Group, Inc.	12.7%
Vail Resorts, Inc.	9.0%
Hyatt Hotels Corp.	7.1%
IDEXX Laboratories, Inc.	6.9%
Arch Capital Group Ltd.	6.7%
FactSet Research Systems, Inc.	5.4%
The Charles Schwab Corp.	5.2%
Zillow Group, Inc.	4.2%
Space Exploration Technologies Corp.	4.0%
74.6%

SECTOR BREAKDOWN AS OF JUNE 30, 2018†

(as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2018, Baron Partners Fund1 gained 15.34%, outperforming the Russell Midcap Growth Index, which gained 5.40%.

The Fund has performed well since its conversion into an open-end mutual fund on April 30, 2003. In the period since the Fund’s conversion through June 30, 2018, the Fund gained an annualized 14.08% versus an annualized 11.72% for the Russell Midcap Growth Index. The Fund also has meaningfully outperformed the Russell Midcap Growth Index since its inception on January 31, 1992, gaining an annualized 13.19%* compared to an annualized 9.80% for its index.

Baron Partners Fund invests primarily in U.S. companies of any size with, in our view, significant long-term growth potential. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. The Fund is non-diversified, so its top 10 holdings are expected to comprise a significant percentage of the portfolio, and the Fund uses leverage, both of which increase risk. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

After an exceptionally strong 2017 that carried through the first month of 2018, volatility returned in late January on concerns around inflation, interest rates, and the potential for a trade war. Although volatility continued, the markets ended up for the six-month period, driven in part by strong corporate earnings and continued solid economic conditions in the U.S., as well as speculation that interest rates would remain relatively low for the time being and the impact of a trade war would be more modest than initially anticipated.

At the sector level, the Fund’s investments in Industrials, Consumer Discretionary, and Information Technology contributed the most to performance. Financials and Real Estate detracted in the period.

The largest individual contributor was CoStar Group, Inc., a real estate information and marketing services company. Shares rose on excellent business trends, with the company announcing for both fourth quarter and first quarter earnings that bookings jumped approximately 50% year-over-year. We are excited about the upsell of Loopnet Premium Searcher customers to the flagship CoStar product, which we believe can contribute an incremental $150 million to $200 million of recurring revenue. CoStar has a large opportunity to optimize its Premium Lister product, and we expect the recent acquisition of ForRent to be meaningfully accretive beginning next year.

The largest detractor was Arch Capital Group Ltd., a specialty insurance company based in Bermuda. The stock declined as industry pricing trends remained challenging. Freddie Mac introduced a new pilot program for distributing mortgage insurance and a competitor cut premium rates, raising investor concerns about increased competition and pricing pressure. We continue to own the stock due to Arch’s strong management team and underwriting discipline.

We remain optimistic about the long-term environment for U.S. equities. While we always monitor geopolitical and other developments that may have a short-term impact on the markets, we remain focused on the long term. We expect to continue to establish long positions in securities that, in our opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 2.

Baron Focused Growth Fund (Unaudited)	June 30, 2018

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND (RETAIL SHARES)
IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2018
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (May 31, 1996)
Baron Focused Growth Fund — Retail Shares[1,2,3]	13.72%	20.36%	9.83%	10.83%	8.81%	11.32%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4]	13.92%	20.71%	10.11%	11.11%	9.05%	11.43%
Baron Focused Growth Fund — R6 Shares[1,2,3,4]	13.85%	20.71%	10.11%	11.11%	9.05%	11.43%
Russell 2500 Growth Index[1]	8.04%	21.53%	10.86%	13.87%	11.38%	8.23%
S&P 500 Index[1]	2.65%	14.37%	11.93%	13.42%	10.17%	8.58%

*	Not Annualized.

[1]

The indexes are unmanaged. The Russell 2500™ Growth Index measures the performance of small to medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Focused Growth Fund are with dividends, which positively impact the performance results.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2018 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2018

Percent of Net Assets
Vail Resorts, Inc.	17.0%
Tesla, Inc.	14.0%
CoStar Group, Inc.	13.1%
Hyatt Hotels Corp.	11.9%
FactSet Research Systems, Inc.	6.8%
Iridium Communications Inc.	5.5%
Choice Hotels International, Inc.	5.2%
Manchester United plc	5.1%
Guidewire Software, Inc.	4.1%
Space Exploration Technologies Corp.	4.0%
86.7%

SECTOR BREAKDOWN AS OF JUNE 30, 2018†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2018, Baron Focused Growth Fund1 increased 13.72%, outperforming the Russell 2500 Growth Index, which returned 8.04%.

Since its inception on May 31, 1996, through June 30, 2018, the Fund has outperformed the Russell 2500 Growth Index, gaining an annualized 11.32%*, compared to an annualized 8.23% for its index.

Baron Focused Growth Fund invests in a non-diversified portfolio of companies that we believe are well capitalized, and have exceptional management, significant growth potential, and sustainable barriers to competition. The Fund is non-diversified, which is a riskier investment strategy. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

After an exceptionally strong 2017 that carried through the first month of 2018, volatility returned in late January on concerns around inflation, interest rates, and the potential for a trade war. Although volatility continued, the markets ended up for the six-month period, driven in part by strong corporate earnings and continued solid economic conditions in the U.S., as well as speculation that interest rates would remain relatively low for the time being and the impact of a trade war would be more modest than initially anticipated.

At the sector level, the Fund’s investments in Consumer Discretionary, Industrials, and Information Technology were the largest contributors to performance. Financials and Health Care detracted in the period.

The largest individual contributor was Vail Resorts, Inc., a global operator of ski resorts. Shares appreciated on a strong end to the ski season. Earlier in the period, the company increased its dividend by 40% thanks to strong season pass sales, and demonstrated consistency in its earnings and free cash flow. Management reported an increase in the upcoming season’s pass sales of almost 20%, despite increased competition. The company also struck agreements to acquire four additional resorts that we think should help boost sales in the East Coast and Northern Pacific markets. Vail continues to maintain a strong balance sheet and generates significant cash flow that will allow it to make additional acquisitions, invest in its resorts, and return capital to shareholders, in our view.

The largest detractor was Arch Capital Group Ltd., a specialty insurance company based in Bermuda. The stock declined on challenging industry pricing trends. Freddie Mac introduced a new pilot program for distributing mortgage insurance and a competitor cut premium rates, raising investor concerns about increased competition and pricing pressure. We continue to own the stock due to Arch’s strong management team and underwriting discipline.

We remain optimistic about the long-term environment for U.S. equities. While we always monitor geopolitical and other developments that may have a short-term impact on the markets, we remain focused on the long term. We expect to continue to establish positions in small- and mid-sized businesses that, in our opinion, have favorable price-to-value characteristics based on our assessment of prospects for future growth and profitability.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 4.

Baron International Growth Fund (Unaudited)	June 30, 2018

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI EX USA INDEX AND THE MSCI ACWI EX USA IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2018
	Six Months*	One Year	Three Years	Five Years	Since Inception (December 31, 2008)
Baron International Growth Fund — Retail Shares [1,2]	(0.33)%	15.97%	9.13%	10.05%	12.02%
Baron International Growth Fund — Institutional Shares[1,2,3]	(0.17)%	16.27%	9.41%	10.35%	12.30%
Baron International Growth Fund — R6 Shares[1,2,3]	(0.17)%	16.27%	9.41%	10.35%	12.30%
MSCI ACWI ex USA Index[1]	(3.77)%	7.28%	5.07%	5.99%	8.23%
MSCI ACWI ex USA IMI Growth Index[1]	(2.07)%	10.43%	6.84%	7.51%	9.50%

*	Not Annualized.

[1]

The Fund has changed its primary benchmark to the MSCI ACWI ex USA Index given its broad acceptance as the standard benchmark measuring international markets equity performance. The Fund will maintain the MSCI ACWI ex USA IMI Growth Index as a secondary benchmark. The MSCI ACWI ex USA Index Net USD is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large- and mid-cap securities across developed and emerging markets, excluding the United States. The MSCI ACWI ex USA IMI Growth Index Net USD is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the performance of large-, mid-, and small-cap growth securities across developed and emerging markets, excluding the United States. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2018 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2018

Percent of Net Assets
Wix.com Ltd.	2.6%
Constellation Software, Inc.	2.4%
argenx SE	2.0%
Mellanox Technologies Ltd.	2.0%
TechnoPro Holdings, Inc.	1.9%
Domino's Pizza Enterprises Ltd.	1.8%
Danone SA	1.8%
AstraZeneca PLC	1.8%
Golar LNG Ltd.	1.7%
Abcam plc	1.6%
19.6%

SECTOR BREAKDOWN AS OF JUNE 30, 2018†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2018, Baron International Growth Fund1 declined 0.33%, outperforming the MSCI ACWI ex US Index, which fell 3.77%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among several developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 35%. The Fund may purchase securities of companies of any size. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

After a powerful, year-long advance, international equities reversed course in late January due primarily to headwinds generated by the ongoing withdrawal of liquidity and change in tone of U.S. trade policy and threatened protectionism. The broad withdrawal of liquidity, particularly in the form of cheap dollar funding in non-U.S. markets which has continued to slowly recede, while money growth and financial conditions in Europe and China have reached recent lows, has served as an undertow that is slowly exposing the weakest links. More recently, the risk of more aggressive protectionist measures has served to amplify the existing tightening of financial conditions in several international markets.

On a country basis, holdings in Israel, Japan, and the Netherlands contributed the most to performance. Investments in India, Argentina, and Germany were the biggest detractors.

On a sector basis, investments in Information Technology and Industrials contributed to performance. Investments in Financials, Consumer Staples, and Telecommunication Services detracted the most in the period.

The top contributor was Wix.com Ltd., an Israeli internet company helping micro businesses build and maintain websites and streamline business operations. With over 125 million registered users and over 3 million premium subscribers, Wix demonstrated rapid revenue growth, conversion rate improvements, and database collections expansion. As a leader in its industry, Wix enjoys a recognized brand name, innovative culture, large market opportunity, and strong cohort economics, in our view.

RIB Software SE was the largest detractor in the six-month period. Shares of this German software company servicing the construction industry dropped on poorly coordinated and communicated equity offering after the announcement of its partnership with Microsoft, and on the subsequent downgrade of the stock by analysts. We retain conviction. RIB offers 3D modeling with time and cost management, which competitors do not provide end-to-end.

While we currently believe the scope of the correction may be larger than we had anticipated, we are beginning to see value and opportunity emerging. We also suspect conditions could improve quickly should trade tensions de-escalate and/or the U.S. Fed temper expectations of future tightening measures. We stand prepared to take advantage of ongoing market volatility in the coming months and remain optimistic that our differentiated discipline and process position us well over the long term.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	June 30, 2018

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND (RETAIL SHARES)

IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX, MSCI US REIT INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2018
	Six Months*	One Year	Three Years	Five Years	Since Inception (December 31, 2009)
Baron Real Estate Fund — Retail Shares[1,2]	(4.36)%	8.38%	5.19%	9.68%	14.47%
Baron Real Estate Fund — Institutional Shares[1,2]	(4.27)%	8.69%	5.46%	9.96%	14.75%
Baron Real Estate Fund — R6 Shares[1,2,3]	(4.23)%	8.73%	5.48%	9.97%	14.76%
MSCI USA IMI Extended Real Estate Index[1]	(0.72)%	7.44%	9.37%	10.43%	12.80%
MSCI US REIT Index[1]	0.54%	2.22%	6.65%	6.90%	10.56%
S&P 500 Index[1]	2.65%	14.37%	11.93%	13.42%	13.40%

*	Not Annualized.

[1]

The indexes are unmanaged. The MSCI USA IMI Extended Real Estate Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI US REIT Index is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the U.S. equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Real Estate Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

June 30, 2018 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2018

Percent of Net Assets
American Tower Corp.	6.5%
Vulcan Materials Company	6.1%
Home Depot, Inc.	5.0%
Equinix, Inc.	4.7%
InterXion Holding N.V.	3.8%
MGM Resorts International	3.3%
Penn National Gaming, Inc.	2.9%
Extended Stay America, Inc.	2.7%
Eagle Materials Inc.	2.5%
Martin Marietta Materials, Inc.	2.5%
40.0%

SECTOR BREAKDOWN AS OF JUNE 30, 2018†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2018, Baron Real Estate Fund1 declined 4.36%, trailing the MSCI USA IMI Extended Real Estate Index, which fell 0.72%. Since its inception on December 31, 2009 through June 30, 2018, the Fund has outperformed its index, generating an annualized return of 14.47%, compared with an annualized return of 12.80% for the index.

Baron Real Estate Fund is a diversified fund that under normal circumstances, invests 80% of its net assets in real estate and real estate-related companies of all sizes, and in companies which, in the opinion of the Adviser, own significant real estate assets at the time of investment. The Fund seeks to invest in well-managed companies that we believe have significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (REITs) to include hotels, senior housing operators, casino and gaming operators, tower operators, infrastructure-related companies and master limited partnerships (MLPs), data centers, building products companies, real estate service companies, and real estate operating companies. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

Real estate-related equities had a mixed first half of 2018, in part due to concerns around higher interest rates and potentially slowing growth in the commercial real estate markets. Senior housing operators & health care facilities produced strong year-to-date returns against a backdrop of aging population and growing demand for outpatient care. Real estate operating companies and real estate service companies were also noteworthy performers.

Our investments in data centers, real estate service companies, and REITs contributed the most to returns in the first half of 2018. Holdings in building products/services, infrastructure related companies, and hotels & leisure categories were the largest detractors.

The top contributor was CoStar Group, Inc., a real estate information and marketing services company. Shares rose on excellent business trends, with the company announcing that bookings jumped approximately 50% year-over-year. We are excited about the upsell of Loopnet Premium Searcher customers to the flagship CoStar product, which we believe can contribute an incremental $150 million to $200 million of recurring revenue. CoStar has a large opportunity to optimize its Premium Lister product, and we expect the recent acquisition of ForRent to be meaningfully accretive beginning next year.

The top detractor was Macquarie Infrastructure Corporation, which owns a diversified group of U.S. infrastructure assets. Shares fell during the period held following a 30% dividend cut and projected declines in free cash flow in 2018 after several contract cancellations within its liquid storage segment. We exited our position in February due to the impairment of growth visibility and uncertainty surrounding contract cancellations.

We believe the factors that have fueled a resurgence in real estate remain in place. Demand outweighs supply in most U.S. markets, balance sheets are generally in good shape, and credit remains available at attractive interest rate levels. We see solid business conditions for the Fund’s companies, and the outlook does not portend a recession.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	June 30, 2018

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND (RETAIL SHARES)
IN RELATION TO THE MSCI EM INDEX AND THE MSCI EM IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2018
	Six Months*	One Year	Three Years	Five Years	Since Inception (December 31, 2010)
Baron Emerging Markets Fund — Retail Shares[1,2]	(8.74)%	6.56%	5.57%	6.85%	4.85%
Baron Emerging Markets Fund — Institutional Shares[1,2]	(8.59)%	6.85%	5.86%	7.14%	5.12%
Baron Emerging Markets Fund — R6 Shares[1,2,3]	(8.58)%	6.92%	5.88%	7.15%	5.13%
MSCI EM Index[1]	(6.66)%	8.20%	5.60%	5.01%	1.45%
MSCI EM IMI Growth Index[1]	(6.06)%	11.26%	7.21%	6.64%	2.93%

*	Not Annualized.

[1]

The Fund has changed its primary benchmark to the MSCI EM (Emerging Markets) Index given its broad acceptance as the standard benchmark measuring emerging markets equity performance. The Fund will maintain the MSCI EM (Emerging Markets) IMI Growth Index as a secondary benchmark. The MSCI EM (Emerging Markets) Index and the MSCI EM (Emerging Markets) IMI Growth Index are unmanaged, free float-adjusted market capitalization weighted indexes. The MSCI EM (Emerging Markets) Index Net USD and the MSCI EM (Emerging Markets) IMI Growth Index Net USD are designed to measure the equity market performance of large-, mid-, and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities. The indexes and the Fund include reinvestment of dividends, net of withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

June 30, 2018 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2018

Percent of Net Assets
Tencent Holdings, Ltd.	4.2%
Alibaba Group Holding Limited	3.8%
Sberbank of Russia PJSC	2.3%
Samsung Electronics Co., Ltd.	2.2%
China Construction Bank Corporation	1.9%
Baidu, Inc.	1.8%
Housing Development Finance Corporation Limited	1.8%
KB Financial Group, Inc.	1.8%
Kotak Mahindra Bank Ltd.	1.6%
CSPC Pharmaceutical Group Limited	1.6%
23.0%

SECTOR BREAKDOWN AS OF JUNE 30, 2018†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2018, Baron Emerging Markets Fund1 declined 8.74%, underperforming the MSCI EM Index, which fell 6.66%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size that have their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in developed and frontier countries. The Fund seeks to invest in companies that have significant long-term growth prospects and to purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

After a powerful year-long advance, emerging markets reversed course in late January, pressured by several macro headwinds. First, the broad withdrawal of liquidity, particularly cheap dollar funding in non-U.S. markets, is slowly exposing the weaker links in the EM chain. Second, the risk of more aggressive protectionist measures has served to amplify the existing tightening of financial conditions in several emerging markets. Finally, the reversal of macroeconomic and liquidity conditions in countries that are early in addressing fiscal or current account imbalances has threatened positive political and reform momentum in such markets. Nonetheless, we regard the year-to-date volatility as normal in historical context, particularly given the abrupt change in liquidity conditions.

On a country basis, China and the U.K. contributed the most to performance, while India, Argentina, and Brazil were the biggest detractors.

On a sector basis, Health Care was the sole contributing sector, while Financials, Consumer Discretionary, and Consumer Staples detracted the most.

The top contributor was Chinese enterprise management software provider Kingdee International Software Group Co. Ltd. Shares rose on solid cloud software sales and news that the company signed a strategic agreement with China Greatwall to cooperate on marketing, product integration and innovation, and design and consultation services. The company was also added in May to the MSCI China Index, an illustration of market recognition of the stock.

YPF S.A., an oil and gas company developing hydrocarbon fields in Argentina, was the top detractor. Shares declined due to Argentina’s challenging macroeconomic conditions, devaluation of its currency, and YPF’s plans to temporarily freeze fuel prices to help address inflation. We think Argentina remains committed to fuel price liberalization, which we think creates an attractive growth opportunity for its energy sector.

We are not revising our view that many major EM countries have undergone a positive and supportive evolution of political direction that suggests the likelihood of improved relative earnings growth and equity performance. While we believe the scope of the anticipated correction may be larger than we had anticipated, we are beginning to see value and opportunity arising in countries such as Brazil, Mexico, Indonesia, and Thailand. We stand prepared to take advantage of market volatility and remain optimistic that our differentiated discipline and process position us well over the long term.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Energy and Resources Fund (Unaudited)	June 30, 2018

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ENERGY AND RESOURCES FUND† (RETAIL SHARES)
IN RELATION TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2018
	Six Months*	One Year	Three Years	Five Years	Since Inception (December 30, 2011)
Baron Energy and Resources Fund — Retail Shares[1,2]	5.74%	12.01%	(6.22)%	(2.79)%	(2.14)%
Baron Energy and Resources Fund — Institutional Shares[1,2]	5.90%	12.23%	(5.98)%	(2.56)%	(1.92)%
Baron Energy and Resources Fund — R6 Shares[1,2,3]	5.90%	12.37%	(5.98)%	(2.56)%	(1.92)%
S&P North American Natural Resources Sector Index[1]	5.29%	19.80%	3.29%	1.74%	1.96%
S&P 500 Index[1]	2.65%	14.37%	11.93%	13.42%	14.99%

*	Not Annualized.

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The indexes are unmanaged. The S&P North American Natural Resources Sector Index measures the performance of U.S.-traded natural resources-related stocks, including mining, energy, paper and forest products, and plantation owning companies. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Energy and Resources Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

June 30, 2018 (Unaudited)	Baron Energy and Resources Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2018

Percent of Net Assets
Tesla, Inc.	8.0%
RSP Permian, Inc.	7.4%
Parsley Energy, Inc.	7.1%
Encana Corp.	6.4%
Concho Resources, Inc.	6.4%
Aspen Technology, Inc.	4.8%
Golar LNG Ltd.	4.3%
TPI Composites, Inc.	4.0%
Halliburton Co.	3.6%
Andeavor	3.6%
55.6%

SECTOR BREAKDOWN AS OF JUNE 30, 2018†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2018, Baron Energy and Resources Fund1 appreciated 5.74%, outperforming the S&P 500 North American Natural Resources Sector Index, which rose 5.29%, and the S&P 500 Index, which rose 2.65%.

Baron Energy and Resources Fund is a diversified fund that, under normal circumstances, invests 80% of its net assets in equity securities in the form of common stock of U.S. and non-U.S. energy and resources companies and related companies and energy and resources master limited partnerships (“MLPs”) of any market capitalization. The Fund seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation. The Fund will invest more than 25% of its net assets in the energy and resources industries.

While energy related shares generally outperformed the broader market in the first half of the year, their performance could still be considered disappointing for equity investors since U.S. oil prices rose significantly through the end of the second quarter. Global economic growth remains strong despite fears of a potential trade war and rising interest rates. Individual company prospects for solid earnings and cash flow growth, combined with spending restraint, are leading to attractive valuations for most oil & gas related equities, and a clear and growing preference by managements and boards of directors to return cash to shareholders should be good for equity returns.

On a sector basis, Energy, Information Technology, Industrials, and Consumer Discretionary contributed the most to performance, while Materials and Utilities were the top detractors.

The top contributor was oilfield equipment supplier Cactus, Inc. Shares appreciated following its successful IPO early in the first quarter. Cactus has an experienced management team that has sold two wellhead companies to large oil field services equipment providers, and has 27% market share in the U.S. onshore production wellhead equipment market since it was founded in 2011. We expect Cactus to maintain its leadership position in the production wellhead segment and grow its market share in the completion equipment segment while generating significant free cash flow.

Drilling and production products and services provider Flotek Industries, Inc. was the top detractor. Shares slumped due to sales that missed analyst expectations and lower gross margins in the energy chemicals segment. We believe the issues are transitory, and we think the market undervalues Flotek’s consumer and industrial chemistry technology segment and progress made on cost structure.

While we believe oil markets are likely to be volatile in the coming months as investors contend with competing narratives on the supply side, we continue to view the outlook for investing in energy related stocks as favorable. We remain convinced that the improvement in underlying industry fundamentals should enable companies to post improved earnings, cash flows, and returns. We are also increasingly convinced that trends within the alternative/renewable energy industry, such as wind power, battery storage, and distributed generation, also offer interesting investment opportunities. We believe the Fund is very well positioned to capture these opportunities.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	June 30, 2018

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI GROWTH INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2018
	Six Months*	One Year	Three Years	Five Years	Since Inception (April 30, 2012)
Baron Global Advantage Fund — Retail Shares[1,2]	12.74%	33.58%	15.71%	16.92%	14.68%
Baron Global Advantage Fund — Institutional Shares[1,2]	12.85%	33.92%	15.93%	17.14%	14.91%
Baron Global Advantage Fund — R6 Shares[1,2,3]	12.84%	33.90%	15.95%	17.15%	14.92%
MSCI ACWI Growth Index Net[1]	2.95%	16.06%	10.22%	11.55%	10.84%
MSCI ACWI Index Net[1]	(0.43)%	10.73%	8.19%	9.41%	9.46%

*	Not Annualized.

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The MSCI ACWI indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes reflected in US dollars. The MSCI ACWI Growth Index Net USD measures the equity market performance of large- and mid-cap growth securities across developed and emerging markets. The MSCI ACWI Index Net USD measures the equity market performance of large- and mid-cap securities across developed and emerging markets. The indexes and Baron Global Advantage Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

June 30, 2018 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2018

Percent of Net Assets
Naspers Limited	6.4%
Amazon.com, Inc.	4.9%
Facebook, Inc.	4.8%
Alibaba Group Holding Limited	4.5%
Alphabet Inc.	4.3%
Constellation Software, Inc.	3.8%
EPAM Systems, Inc.	3.4%
Housing Development Finance Corporation Limited	3.4%
Activision Blizzard, Inc.	3.2%
Mellanox Technologies Ltd.	3.0%
41.7%

SECTOR BREAKDOWN AS OF JUNE 30, 2018†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2018, Baron Global Advantage Fund1 appreciated 12.74%, outperforming the MSCI ACWI Growth Index, which rose 2.95%, and the MSCI ACWI Index, which declined 0.43%.

Baron Global Advantage Fund is a diversified fund that, under normal circumstances, invests primarily in equity securities in the form of common stock of established and emerging markets companies located throughout the world, with capitalizations within the range of companies included in the MSCI ACWI Growth Index. At all times, the Fund will have investments in equity securities of companies in at least three countries outside of the U.S. Under normal conditions, at least 40% of the Fund’s net assets will be invested in stocks of companies outside the U.S. (at least 30% if foreign market conditions are not favorable). The Fund seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

The global markets were volatile in the first half of 2018, buffeted by trade tensions, credit tightening, and other macro-economic and geopolitical concerns. Nevertheless, with performance up almost 13% during the period, it has been a favorable environment for the companies held by Baron Global Advantage Fund.

On a country basis, the U.S., Netherlands, and Israel contributed the most to performance, while South Africa and Argentina were the biggest detractors.

On a sector basis, Information Technology, Health Care, and Consumer Discretionary contributed the most to performance, while Financials and Industrials detracted the most.

The largest individual contributor was Amazon.com, Inc. Amazon is an e-commerce pioneer, innovator, and market share leader, and continued to benefit from the flywheel strategy, in which growing participation from Prime members, now exceeding 100 million households, drives further activity on Amazon.com. We believe Amazon could build a $20 billion plus advertising business in the next four years, increasing revenues and improving core margins. We think Amazon could potentially become the world’s most valuable company.

The largest detractor was Naspers Limited, a South African company that operates pay television, print media, and an internet division. Its stock fell due to a widening gap between the value of its Tencent investment and the total net asset value of Naspers, resulting in losses posted by late-stage venture investments, which comprise Naspers’ business outside of Tencent. We retain conviction.

The digitization phenomenon that we believe will continue for years to come is starting to reach inflection points in many new areas where not only media and retail, but health care, transportation, and consumer banking are in the midst of full blown disruptions now. We believe this should continue to favor many of the companies in which we are invested.

Our goal remains to maximize long-term returns without taking significant risks of permanent loss of capital. We are optimistic about the long-term prospects of the companies in which we are invested and continue to search for new ideas and investment opportunities.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Income Fund (Unaudited)	June 30, 2018

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE INCOME FUND (RETAIL SHARES)

IN RELATION TO THE MSCI US REIT INDEX

TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2018
Six Months and Since Inception (December 29, 2017)*
Baron Real Estate Income Fund — Retail Shares[1,2]	(0.25)%
Baron Real Estate Income Fund — Institutional Shares[1,2]	(0.15)%
Baron Real Estate Income Fund — R6 Shares[1],[2]	(0.05)%
MSCI US REIT Index[1]	0.54%

*	Not Annualized.

[1]

The index is unmanaged. The MSCI US REIT Index is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the US equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index and Baron Real Estate Income Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2018 (Unaudited)	Baron Real Estate Income Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2018

Percent of Net Assets
American Tower Corp.	7.1%
Equinix, Inc.	6.1%
Extended Stay America, Inc.	4.4%
Americold Realty Trust	3.7%
Park Hotels & Resort Inc.	3.5%
Host Hotels & Resorts, Inc.	3.5%
Prologis, Inc.	3.3%
MGM Resorts International	3.3%
Kennedy-Wilson Holdings, Inc.	3.2%
Hudson Pacific Properties, Inc.	3.0%
41.1%

SECTOR BREAKDOWN AS OF JUNE 30, 2018†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Since its inception on December 29, 2017, through June 30, 2018, Baron Real Estate Income Fund1 declined 0.25%, trailing the MSCI US REIT Index, which gained 0.54%.

Baron Real Estate Income Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in real estate income-producing securities and other real estate securities of any market capitalization, including common stocks and equity securities, debt and preferred securities, non-U.S. real estate income-producing securities, and any other real estate-related yield securities. The Fund is likely to maintain a significant portion of its assets in real estate investment trusts (“REITs”). The Fund may also invest up to 35% of its total assets in debt securities that have a rating of, or equivalent to, at least “BBB” by Standard & Poor’s Corporation or “Baa” by Moody’s Investors Services, Inc. The Adviser seeks to invest in businesses it believes have sustainable competitive advantages, exceptional management, opportunities for growth, and an attractive valuation. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

After a rough start to 2018 due to pressures from rising interest rates and modest growth prospects for some segments of commercial real estate, REITs rebounded sharply to regain all of their losses from the first half of the period. Stabilizing interest rates, several REIT merger and acquisition announcements, mildly better-than-expected business fundamentals, and international trade war fears that led to a risk averse mentality and a corresponding shift into “bond-like” securities such as REITs all contributed to performance.

Our investments in hotel REITs, other REITs, and industrial REITs contributed the most to returns in the first half of 2018. Holdings in the non-REIT real estate companies, mall REITs, and data center REITs categories were the largest detractors.

The top contributor was Americold Realty Trust, the world’s largest owner and operator of temperature-controlled warehouses. Strong performance resulted from positive 2017 and first quarter 2018 financial results and a rosy outlook for the remainder of the year. We remain excited about our investment in Americold because of a compelling fundamental backdrop for the cold storage industry and Americold’s differentiated growth strategy.

The top detractor was Macquarie Infrastructure Corporation, which owns a diversified group of U.S. infrastructure assets. Shares fell during the period held following a 30% dividend cut and projected declines in free cash flow in 2018 after several contract cancellations within its liquid storage segment. We exited our position in February due to the impairment of growth visibility and uncertainty surrounding contract cancellations.

Our view is that no one knows with clarity how macroeconomic changes, political events, and central bank actions may unfold, and it is virtually impossible to predict what the market’s reaction will be to these possible scenarios. We support the merits of a diversified investment strategy that incorporates allocations to both equity-like real estate securities and dividend-yield real estate securities such as REITs. We remain bullish about the prospects for many income-oriented real estate securities and the Fund.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects the results of Retail Shares.

Baron Health Care Fund (Unaudited)	June 30, 2018

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON HEALTH CARE FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL 3000 HEALTH CARE INDEX AND THE S&P 500 INDEX

TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2018
Since Inception (April 30, 2018)*
Baron Health Care Fund — Retail Shares[1,2]	4.80%
Baron Health Care Fund — Institutional Shares[1,2]	4.90%
Baron Health Care Fund — R6 Shares[1,2]	4.80%
Russell 3000 Health Care Index[1]	3.38%
S&P 500 Index[1]	3.04%

*	Not Annualized.

[1]

The indexes are unmanaged. The Russell 3000 Health Care Index is a free float-adjusted market capitalization index that measures the performance of all equity in the US equity market. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Health Care Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2018 (Unaudited)	Baron Health Care Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2018

Percent of Net Assets
UnitedHealth Group Incorporated	6.3%
Vertex Pharmaceuticals Incorporated	5.0%
argenx SE	4.9%
Teleflex Incorporated	4.8%
Medtronic Public Limited Company	4.7%
Sage Therapeutics, Inc.	4.6%
Illumina, Inc.	3.8%
Mettler-Toledo International, Inc.	3.6%
Intuitive Surgical, Inc.	3.5%
Edwards Lifesciences Corp.	3.5%
44.7%

SECTOR BREAKDOWN AS OF JUNE 30, 2018†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the period April 30, 2018 to June 30, 2018, Baron Health Care Fund1 appreciated 4.80%, outperforming the Russell 3000 Health Care Index, which rose 3.38%, and the S&P 500 Index, which rose 3.04%.

Baron Health Care Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in equity securities in the form of common stock of companies engaged in the research, development, production, sale, delivery or distribution of products and services related to the health care industry. These companies may include, among others, pharmaceutical companies, biotechnology companies, life sciences tools and services companies, health care equipment companies, health care supplies companies, managed health care companies, health care services companies, health care facilities, health care distributors, and health care technology companies. The Fund’s allocation among the different sub-industries of the Health Care sector will vary depending upon the relative potential the Fund sees within each area. The Adviser seeks to invest in businesses it believes have significant growth opportunities, sustainable competitive advantages, exceptional management, and attractive valuations. The Fund may purchase securities of companies of any market capitalization and may invest in foreign stocks. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The return of market volatility due to concerns over interest rates and the potential for a trade war sparked a rotation into defensive sectors, contributing to strong performance in the Health Care sector. Demand continued to rise for health care products and services, and we believe the market is beginning to take note of revolutionary breakthroughs that have introduced a wide range of new treatment options for many prevalent diseases. Changes in the approval process at the FDA, along with advances in knowledge surrounding DNA sequencing and genomics, continued to paint an encouraging picture of the future of health care.

Health care equipment, biotechnology, and health care supplies contributed the most to performance. No categories detracted from performance.

The largest individual contributor was Align Technology, Inc., maker of Invisalign clear aligners for straightening teeth. Shares rose on a 5% increase in 2018 top-line growth and multiple new products introduced at an upbeat Investor Day. We remain positive on Align given the shift away from traditional braces, a vastly underpenetrated market, strong brand recognition, and continuing product innovation.

The largest detractor was argenx SE, a Netherlands-based biotech company focused on cancer and autoimmune disorder treatments. Shares corrected moderately after a strong run following the announcement of positive clinical trial results of the company’s product for treating a rare autoimmune disorder. We retain conviction and expect the stock to resume rallying as results from trials of products for treating immune thrombocytopenic purpura, a blood disorder, and pemphigus vulgaris, a skin and mucus membrane disease, become available.

As the health care industry grows, it is undergoing transformative change driven by fluctuating governmental policies and regulatory oversight, population demographics, and revolutionary advancements in technologies and treatment of disease. We believe the long-term secular trends impacting health care are giving rise to promising opportunities for investment professionals with an expert understanding of the technology, science, and regulatory landscapes involved, and we believe changes in the industry are opening doors to the types of bottom-up, fundamental investment opportunities we seek.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Partners Fund	June 30, 2018

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2018

Shares		Cost	Value
Common Stocks (120.50%)
Consumer Discretionary (48.32%)
	Automobile Manufacturers (16.84%)
1,110,000	Tesla, Inc.[1]	$236,819,490	$380,674,500

	Casinos & Gaming (0.69%)
100,000	MGM Resorts International	3,619,896	2,903,000
380,787	Red Rock Resorts, Inc., Cl A	9,150,312	12,756,365

		12,770,208	15,659,365

	Hotels, Resorts & Cruise Lines (12.42%)
2,600,000	Hyatt Hotels Corp., Cl A	72,054,423	200,590,000
500,000	Marriott Vacations Worldwide Corp.	58,889,765	56,480,000
500,000	Norwegian Cruise Line Holdings Ltd.[1,2]	23,556,905	23,625,000

		154,501,093	280,695,000

	Internet & Direct Marketing Retail (2.26%)
30,000	Amazon.com, Inc.[1]	41,825,342	50,994,000

	Leisure Facilities (11.23%)
925,800	Vail Resorts, Inc.	27,801,851	253,845,102

	Movies & Entertainment (4.88%)
5,350,000	Manchester United plc, Cl A2	91,115,472	110,210,000

Total Consumer Discretionary		564,833,456	1,092,077,967

Financials (21.65%)
	Financial Exchanges & Data (6.75%)
770,000	FactSet Research Systems, Inc.	50,187,585	152,537,000

	Investment Banking & Brokerage (6.56%)
2,900,000	The Charles Schwab Corp.	50,169,841	148,190,000

	Property & Casualty Insurance (8.34%)
7,125,000	Arch Capital Group Ltd.[1,2]	31,733,011	188,527,500

Total Financials		132,090,437	489,254,500

Health Care (9.36%)
	Health Care Equipment (8.68%)
900,000	IDEXX Laboratories, Inc.[1]	39,330,858	196,146,000

	Health Care Supplies (0.68%)
45,000	Align Technology, Inc.[1]	14,515,502	15,396,300

Total Health Care		53,846,360	211,542,300

Industrials (19.73%)
	Aerospace & Defense (0.17%)
38,125	HEICO Corp.	2,786,896	2,780,457
19,375	HEICO Corp., Cl A	1,182,313	1,180,906

		3,969,209	3,961,363

	Research & Consulting Services (15.97%)
875,000	CoStar Group, Inc.[1]	104,342,327	361,051,250

Shares		Cost	Value
Common Stocks (continued)

Industrials (continued)

	Trading Companies & Distributors (3.59%)
900,000	Air Lease Corp.	$28,803,158	$37,773,000
900,000	Fastenal Co.	39,285,653	43,317,000

		68,088,811	81,090,000

Total Industrials		176,400,347	446,102,613

Information Technology (16.01%)
	Application Software (4.57%)
1,165,000	Guidewire Software, Inc.[1]	91,281,465	103,428,700

	Internet Software & Services (6.44%)
774,629	Benefitfocus, Inc.[1]	25,012,214	26,027,534
2,000,000	Zillow Group, Inc., Cl A1	80,261,469	119,500,000

		105,273,683	145,527,534

	IT Consulting & Other Services (5.00%)
850,000	Gartner, Inc.[1]	94,205,470	112,965,000

Total Information Technology		290,760,618	361,921,234

Real Estate (5.43%)
	Hotel & Resort REITs (0.51%)
382,727	MGM Growth Properties LLC, Cl A	7,926,651	11,657,864

	Office REITs (1.75%)
985,000	Douglas Emmett, Inc.	28,168,798	39,577,300

	Specialized REITs (3.17%)
2,000,000	Gaming and Leisure Properties, Inc.	61,015,366	71,600,000

Total Real Estate		97,110,815	122,835,164

Total Common Stocks		1,315,042,033	2,723,733,778

Private Common Stocks (1.82%)
Industrials (1.82%)
	Aerospace & Defense (1.82%)
221,631	Space Exploration Technologies Corp., Cl A1,3,4,6	29,920,185	36,176,828
30,221	Space Exploration Technologies Corp., Cl C1,3,4,6	4,079,835	4,932,974

Total Private Common Stocks		34,000,020	41,109,802

Private Preferred Stocks (3.20%)
Industrials (3.20%)
	Aerospace & Defense (3.20%)
311,111	Space Exploration Technologies Corp., Cl H1,3,4,6	41,999,985	50,782,649
131,657	Space Exploration Technologies Corp., Cl I1,3,4,6	22,250,032	21,490,372

Total Private Preferred Stocks		64,250,017	72,273,021

20	See Notes to Financial Statements.

June 30, 2018	Baron Partners Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2018

Shares		Cost	Value
Private Partnerships (0.01%)
Financials (0.01%)
	Asset Management & Custody Banks (0.01%)
7,579,130	Windy City Investments Holdings, L.L.C.[1,3,4,6]	$0	$197,057

Principal Amount
Short Term Investments (0.01%)
$258,345	Repurchase Agreement with Fixed Income Clearing Corp., dated 06/29/2018, 0.35% due 7/2/2018; Proceeds at maturity - $258,353; (Fully collateralized by $280,000 U.S. Treasury Note, 2.25% due 11/15/2027; Market value - $266,915)[5]	258,345	258,345

Total Investments (125.54%)		$1,413,550,415	2,837,572,003

Liabilities Less Cash and Other Assets (-25.54%)			(577,306,985)

Net Assets			$2,260,265,018

Retail Shares (Equivalent to $56.23 per share based on 21,129,782 shares outstanding)			$1,188,123,573

Institutional Shares (Equivalent to $57.44 per share based on 16,142,157 shares outstanding)			$927,164,500

R6 Shares (Equivalent to $57.44 per share based on 2,523,931 shares outstanding)			$144,976,945

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At June 30, 2018, the market value of restricted and fair valued securities amounted to $113,579,880 or 5.03% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Focused Growth Fund	June 30, 2018

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2018

Shares		Cost	Value
Common Stocks (90.38%)
Consumer Discretionary (57.09%)
	Automobile Manufacturers (14.02%)
90,000	Tesla, Inc.[1]	$20,342,221	$30,865,500

	Casinos & Gaming (3.88%)
254,939	Red Rock Resorts, Inc., Cl A	5,783,325	8,540,456

	Hotels, Resorts & Cruise Lines (17.07%)
150,000	Choice Hotels International, Inc.	5,080,139	11,340,000
340,000	Hyatt Hotels Corp., Cl A	12,201,302	26,231,000

		17,281,441	37,571,000

	Leisure Facilities (16.97%)
136,230	Vail Resorts, Inc.	8,272,836	37,352,904

	Movies & Entertainment (5.15%)
550,000	Manchester United plc, Cl A2	8,719,506	11,330,000

Total Consumer Discretionary		60,399,329	125,659,860

Financials (10.36%)
	Financial Exchanges & Data (6.75%)
75,000	FactSet Research Systems, Inc.	5,828,282	14,857,500

	Property & Casualty Insurance (3.61%)
300,000	Arch Capital Group Ltd.[1,2]	1,800,055	7,938,000

Total Financials		7,628,337	22,795,500

Industrials (13.12%)
	Research & Consulting Services (13.12%)
70,000	CoStar Group, Inc.[1]	12,744,374	28,884,100

Information Technology (7.54%)
	Application Software (4.11%)
101,870	Guidewire Software, Inc.[1]	4,816,691	9,044,019

	Internet Software & Services (3.43%)
225,000	Benefitfocus, Inc.[1]	5,980,203	7,560,000

Total Information Technology		10,796,894	16,604,019

Real Estate (2.27%)
	Residential REITs (2.27%)
225,000	American Homes 4 Rent, Cl A	4,700,804	4,990,500

Total Common Stocks		96,269,738	198,933,979

Private Common Stocks (1.76%)
Industrials (1.76%)
	Aerospace & Defense (1.76%)
20,859	Space Exploration Technologies Corp., Cl A1,3,4,6	2,815,965	3,404,815
2,844	Space Exploration Technologies Corp., Cl C1,3,4,6	383,940	464,226

Total Private Common Stocks		3,199,905	3,869,041

Shares		Cost	Value
Preferred Stocks (5.48%)
Telecommunication Services (5.48%)
	Alternative Carriers (5.48%)
22,300	Iridium Communications, Inc., Series B, 6.75%[5]	$5,814,082	$12,069,206

Private Preferred Stocks (2.31%)
Industrials (2.31%)
	Aerospace & Defense (2.31%)
29,630	Space Exploration Technologies Corp., Cl H1,3,4,6	4,000,050	4,836,505
1,479	Space Exploration Technologies Corp., Cl I1,3,4,6	249,951	241,417

Total Private Preferred Stocks		4,250,001	5,077,922

Total Investments (99.93%)		$109,533,726	219,950,148

Cash and Other Assets Less Liabilities (0.07%)			152,185

Net Assets			$220,102,333

Retail Shares (Equivalent to $17.49 per share based on 2,628,194 shares outstanding)			$45,968,782

Institutional Shares (Equivalent to $17.84 per share based on 4,196,208 shares outstanding)			$74,843,199

R6 Shares (Equivalent to $17.84 per share based on 5,564,341 shares outstanding)			$99,290,352

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At June 30, 2018, the market value of restricted and fair valued securities amounted to $8,946,963 or 4.07% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

22	See Notes to Financial Statements.

June 30, 2018	Baron International Growth Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2018

Shares		Cost	Value
Common Stocks (88.37%)
Argentina (1.26%)
118,517	Bolsas y Mercados Argentinos SA	$1,227,235	$1,425,892
134,402	YPF SA, ADR	2,935,091	1,825,179

Total Argentina		4,162,326	3,251,071

Australia (2.92%)
122,608	Domino’s Pizza Enterprises Ltd	3,290,478	4,738,237
502,608	NEXTDC Ltd.[1]	2,457,609	2,811,980

Total Australia		5,748,087	7,550,217

Belgium (0.75%)
25,131	KBC Group NV	2,015,344	1,940,489

Brazil (1.36%)
73,237	Pagseguro Digital Ltd., Cl A1	1,574,595	2,032,327
111,007	Smiles Fidelidade SA	1,594,885	1,489,354

Total Brazil		3,169,480	3,521,681

Canada (4.61%)
129,714	BlackBerry Ltd.[1]	1,468,849	1,251,740
7,925	Constellation Software, Inc.	2,357,066	6,146,072
244,653	Encana Corp.	2,674,252	3,192,722
32,304	Suncor Energy, Inc.	1,086,873	1,314,127

Total Canada		7,587,040	11,904,661

China (8.58%)
17,145	Alibaba Group Holding Ltd., ADR[1]	1,540,924	3,180,912
8,126	Baidu, Inc., ADR[1]	1,512,006	1,974,618
2,739,046	China Construction Bank Corp., CI H	2,895,123	2,531,111
1,211,371	Haitong Securities Co., Ltd., Cl H	1,908,835	1,224,402
560,396	Kangde Xin Composite Material Group Co. Ltd., Cl A2	1,827,046	1,425,245
1,251,374	Kingdee International Software Group Co. Ltd.	232,375	1,280,786
242,924	Midea Group Co. Ltd., Cl A	2,090,366	1,914,704
66,000	Momo, Inc., ADR[1]	3,175,099	2,871,000
71,900	Tencent Holdings Ltd.	665,731	3,608,930
92,441	Zai Lab Ltd., ADR[1]	2,139,392	2,149,253

Total China		17,986,897	22,160,961

Finland (1.46%)
654,550	Nokia Corporation, ADR	4,036,222	3,763,662

France (5.71%)
24,551	BNP Paribas SA	1,603,317	1,524,992
63,001	Danone SA	5,030,333	4,625,507
7,330	Eurofins Scientific SE	852,055	4,077,972
8,587	LVMH Moet Hennessy Louis Vuitton SE	2,187,513	2,859,957
67,582	Vivendi SA	1,594,891	1,657,368

Total France		11,268,109	14,745,796

Shares		Cost	Value
Common Stocks (continued)
Germany (4.64%)
37,501	Fresenius Medical Care Ag & Co.	$3,399,258	$3,782,897
13,089	Linde AG	2,926,106	3,124,322
140,925	RIB Software SE	1,090,974	3,274,987
20,419	Symrise AG	707,955	1,790,783

Total Germany		8,124,293	11,972,989

India (5.06%)
15,000	Britannia Industries Ltd.	1,250,412	1,360,377
49,574	Divi’s Laboratories Ltd.	587,586	751,479
150,000	Godrej Properties Ltd.[1]	1,943,255	1,574,217
1,141,160	JM Financial Ltd.	1,588,401	1,927,888
125,657	Kotak Mahindra Bank Ltd.	2,240,735	2,462,980
12,236	Maruti Suzuki India Ltd.	993,418	1,576,152
450,408	Tata Global Beverages Ltd.	2,092,602	1,770,669
128,714	Titan Co. Ltd.	1,852,893	1,650,372

Total India		12,549,302	13,074,134

Indonesia (0.32%)
2,357,500	PT Tower Bersama Infrastructure Tbk	1,003,085	820,930

Ireland (1.12%)
25,325	Ryanair Holdings plc, ADR[1]	1,397,112	2,892,875

Israel (4.63%)
60,866	Mellanox Technologies Ltd.[1]	3,207,598	5,131,004
68,104	Wix.com Ltd.[1]	4,390,187	6,830,831

Total Israel		7,597,785	11,961,835

Japan (15.30%)
11,100	FANUC Corp.	1,560,568	2,206,164
5,674	KEYENCE CORPORATION	3,109,355	3,206,119
11,500	KOSÉ Corporation	1,250,822	2,479,384
25,993	Mercari, Inc.[1]	709,255	1,064,700
517,288	Mitsubishi UFJ Financial Group, Inc., ADR	3,509,183	2,922,677
79,600	MonotaRO Co. Ltd.	2,270,410	3,522,919
140,800	Recruit Holdings Co. Ltd.	2,778,996	3,899,136
161,200	SMS Co. Ltd.	2,271,378	2,945,469
53,723	Sony Corp., ADR	2,009,079	2,753,841
60,100	Square Enix Holdings Co. Ltd.	2,013,288	2,953,023
75,720	START TODAY CO., LTD.	2,604,778	2,745,931
94,900	Takeda Pharmaceutical Co. Ltd.	4,631,924	4,009,775
78,200	TechnoPro Holdings, Inc.	3,715,132	4,810,026

Total Japan		32,434,168	39,519,164

Korea, Republic of (1.90%)
10,526	Amorepacific Corp.	3,349,546	3,045,881
39,394	KB Financial Group, Inc.	2,019,620	1,866,311

Total Korea, Republic of		5,369,166	4,912,192

Mexico (1.90%)
135,114	América Móvil S.A.B. de C.V., Series L ADR	2,520,486	2,250,999
3,646,932	Telesites SAB de CV1	2,659,890	2,660,795

Total Mexico		5,180,376	4,911,794

See Notes to Financial Statements.	23

Baron International Growth Fund	June 30, 2018

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2018

Shares		Cost	Value
Common Stocks (continued)
Netherlands (4.18%)
63,905	argenx SE, ADR[1]	$3,022,946	$5,295,168
17,707	Cimpress NV1	1,827,161	2,566,807
47,121	InterXion Holding N.V.[1]	1,902,407	2,941,293

Total Netherlands		6,752,514	10,803,268

Nigeria (0.15%)
1,572,685	Lekoil Ltd.[1]	548,298	373,599

Norway (2.36%)
149,000	Golar LNG Ltd.	3,696,592	4,389,540
811,535	Komplett Bank ASA[1]	1,844,843	1,703,911

Total Norway		5,541,435	6,093,451

Russia (2.09%)
200,262	Sberbank of Russia PJSC, ADR	2,933,046	2,890,782
69,500	Yandex N.V., Cl A1	2,268,603	2,495,050

Total Russia		5,201,649	5,385,832

Spain (2.55%)
22,163	Aena SME SA, 144A	3,338,216	4,024,643
74,745	Industria de Diseño Textil SA	2,339,512	2,554,024

Total Spain		5,677,728	6,578,667

Switzerland (2.12%)
46,982	Julius Baer Group Ltd.	1,896,235	2,764,931
38,953	Landis & Gyr Group AG1	3,125,735	2,712,117

Total Switzerland		5,021,970	5,477,048

United Kingdom (9.54%)
240,721	Abcam plc	2,222,241	4,238,007
75,669	Adaptimmune Therapeutics PLC, ADR[1]	995,027	898,191
130,500	AstraZeneca PLC, ADR	4,674,059	4,581,855
119,158	Experian plc	2,054,766	2,947,817
848,049	Horizon Discovery Group plc[1]	1,990,037	1,846,701
40,037	Intertek Group plc	1,846,883	3,020,269
650,000	Rentokil Initial PLC	2,766,778	3,009,295
924,450	Tullow Oil plc[1]	2,471,665	2,989,106
75,000	WANdisco PLC[1]	1,109,929	1,103,641

Total United Kingdom		20,131,385	24,634,882

United States (3.86%)
35,603	Agilent Technologies, Inc.	1,139,806	2,201,689
97,567	Arch Capital Group Ltd.[1]	1,496,747	2,581,623
73,070	The Stars Group, Inc.[1]	2,776,660	2,652,441
31,304	Worldpay, Inc., Cl A1	2,471,015	2,545,736

Total United States		7,884,228	9,981,489

Total Common Stocks		186,387,999	228,232,687

Principal Amount		Cost	Value
Short Term Investments (10.97%)
$28,341,743	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/2018, 0.35% due 7/2/2018; Proceeds at maturity - $28,342,570; (Fully collateralized by $30,165,000 U.S. Treasury Note, 2.00% due 2/15/2025; Market value - $28,910,619)[2]	$28,341,743	$28,341,743

Total Investments (99.34%)		$214,729,742	256,574,430

Cash and Other Assets Less Liabilities (0.66%)			1,709,528

Net Assets			$258,283,958

Retail Shares (Equivalent to $23.82 per share based on 2,777,929 shares outstanding)			$66,181,523

Institutional Shares (Equivalent to $24.15 per share based on 7,366,112 shares outstanding)			$177,860,650

R6 Shares (Equivalent to $24.15 per share based on 589,781 shares outstanding)			$14,241,785

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2018, the market value of Rule 144A securities amounted to $4,024,643 or 1.56% of net assets. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of June 30, 2018	Percentage of Net Assets

Information Technology	25.6%

Health Care	13.1

Industrials	12.7

Financials	10.8

Consumer Discretionary	10.3

Energy	5.5

Consumer Staples	5.1

Materials	2.5

Telecommunication Services	2.2

Real Estate	0.6

Cash and Cash Equivalents*	11.6
100.0%

*	Includes short term investments.

24	See Notes to Financial Statements.

June 30, 2018	Baron Real Estate Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2018

Shares		Cost	Value
Common Stocks (96.96%)
Consumer Discretionary (36.72%)
	Casinos & Gaming (9.45%)
422,750	Boyd Gaming Corp.	$9,347,849	$14,652,515
1,093,700	MGM Resorts International	24,633,882	31,750,111
835,855	Penn National Gaming, Inc.[1]	23,930,059	28,076,369
498,201	Red Rock Resorts, Inc., Cl A	12,109,870	16,689,734

		70,021,660	91,168,729

	Home Furnishings (2.38%)
106,957	Mohawk Industries, Inc.[1]	13,731,137	22,917,676

	Home Improvement Retail (5.03%)
248,900	Home Depot, Inc.	21,184,143	48,560,390

	Homebuilding (3.20%)
10,000,000	Glenveagh Properties PLC, 144A (United Kingdom)[1,2]	12,165,974	13,429,700
308,984	Installed Building Products, Inc.[1]	17,888,886	17,473,046

		30,054,860	30,902,746

	Hotels, Resorts & Cruise Lines (16.66%)
1,219,194	Extended Stay America, Inc.	22,900,537	26,346,782
366,450	Hilton Grand Vacations, Inc.[1]	8,999,800	12,715,815
293,375	Hilton Worldwide Holdings, Inc.	14,604,797	23,223,565
306,900	Hyatt Hotels Corp., Cl A	24,518,441	23,677,335
106,650	Marriott International, Inc., Cl A	8,517,207	13,501,890
392,390	Norwegian Cruise Line Holdings Ltd.[1,2]	13,811,190	18,540,428
157,550	Royal Caribbean Cruises Ltd.[2]	14,299,066	16,322,180
266,700	Wyndham Hotels & Resorts, Inc.	13,357,566	15,689,961
241,700	Wyndham Destinations, Inc. (formerly, Wyndham Worldwide Corp.)	9,032,675	10,700,059

		130,041,279	160,718,015

Total Consumer Discretionary		265,033,079	354,267,556

Financials (3.19%)
	Asset Management & Custody Banks (2.47%)
588,200	Brookfield Asset Management, Inc., Cl A2	14,282,256	23,845,628

	Thrifts & Mortgage Finance (0.72%)
249,450	Housing Development Finance Corp. Ltd. (India)[2]	6,648,633	6,947,027

Total Financials		20,930,889	30,792,655

Industrials (6.15%)
	Building Products (2.55%)
105,000	Fortune Brands Home & Security, Inc.	6,077,947	5,637,450
507,050	Masco Corp.	17,515,679	18,973,811

		23,593,626	24,611,261

	Research & Consulting Services (1.76%)
41,150	CoStar Group, Inc.[1]	7,528,555	16,979,725

	Trading Companies & Distributors (1.84%)
251,384	Beacon Roofing Supply, Inc.[1]	11,268,066	10,713,986
83,301	SiteOne Landscape Supply, Inc.[1]	3,296,771	6,994,785

		14,564,837	17,708,771

Total Industrials		45,687,018	59,299,757

Shares		Cost	Value
Common Stocks (continued)
Information Technology (7.13%)
	Data Processing & Outsourced Services (1.34%)
322,525	GDS Holdings Ltd., ADR[1,2]	$9,961,667	$12,930,027

	IT Consulting & Services (1.96%)
3,370,896	NEXTDC Ltd. (Australia)[1,2,3]	13,818,630	18,859,416

	IT Consulting & Other Services (3.83%)
592,050	InterXion Holding N.V.[1,2]	17,178,428	36,955,761

Total Information Technology		40,958,725	68,745,204

Materials (15.99%)
	Construction Materials (13.52%)
233,921	Eagle Materials, Inc.	24,319,872	24,554,687
107,450	Martin Marietta Materials, Inc.	14,818,768	23,996,808
889,718	Summit Materials, Inc., Cl A1	25,373,333	23,355,098
453,900	Vulcan Materials Co.	55,545,440	58,580,334

		120,057,413	130,486,927

	Specialty Chemicals (2.47%)
58,400	The Sherwin-Williams Co.	14,734,427	23,802,088

Total Materials		134,791,840	154,289,015

Real Estate (27.78%)
	Hotel & Resort REITs (2.79%)
476,000	MGM Growth Properties LLC, Cl A	9,821,032	14,498,960
404,200	Park Hotels & Resorts, Inc.	11,517,592	12,380,646

		21,338,624	26,879,606

	Industrial REITs (1.55%)
227,100	Prologis, Inc.	11,400,585	14,918,199

	Office REITs (2.82%)
40,878	Boston Properties, Inc.	5,006,315	5,126,919
292,950	Douglas Emmett, Inc.	5,907,463	11,770,731
102,450	SL Green Realty Corp.	10,367,846	10,299,298

		21,281,624	27,196,948

	Real Estate Development (0.47%)
14,664	Forestar Group, Inc.[1]	319,942	304,278
406,951	Godrej Properties Ltd. (India)[1,2]	5,099,242	4,270,862

		5,419,184	4,575,140

	Real Estate Services (2.41%)
486,250	CBRE Group, Inc., Cl A1	9,934,510	23,213,575

	Residential REITs (1.49%)
623,500	Invitation Homes, Inc.	12,411,137	14,377,910

	Specialized REITs (16.25%)
87,950	Alexandria Real Estate Equities, Inc.[3]	5,442,992	11,096,652
431,950	American Tower Corp.	40,729,448	62,274,231
117,165	Digital Realty Trust, Inc.	12,834,847	13,073,271
105,691	Equinix, Inc.	20,984,942	45,435,504
350,119	Gaming and Leisure Properties, Inc.	9,119,254	12,534,260
75,000	SBA Communications Corp.[1]	4,620,366	12,384,000

		93,731,849	156,797,918

Total Real Estate		175,517,513	267,959,296

Total Common Stocks		682,919,064	935,353,483

See Notes to Financial Statements.	25

Baron Real Estate Fund	June 30, 2018

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2018

Principal Amount		Cost	Value
Short Term Investments (2.87%)
$27,651,407	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/2018, 0.35% due 7/2/2018; Proceeds at maturity - $27,652,214; (Fully collateralized by $29,430,000 U.S. Treasury Note, 2.00% due 2/15/2025; Market value - $28,206,183)[4]	$27,651,407	$27,651,407

Total Investments (99.83%)		$710,570,471	963,004,890

Cash and Other Assets Less Liabilities (0.17%)			1,605,746

Net Assets			$964,610,636

Retail Shares (Equivalent to $28.29 per share based on 12,978,753 shares outstanding)			$367,226,474

Institutional Shares (Equivalent to $28.73 per share based on 20,402,586 shares outstanding)			$586,265,999

R6 Shares (Equivalent to $28.74 per share based on 386,889 shares outstanding)			$11,118,163

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2018, the market value of Rule 144A securities amounted to $13,429,700 or 1.39% of net assets. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted.

All securities are Level 1, unless otherwise noted.

26	See Notes to Financial Statements.

June 30, 2018	Baron Emerging Markets Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2018

Shares		Cost	Value
Common Stocks (90.25%)
Argentina (1.94%)
482,523	Banco Macro SA, ADR	$42,076,876	$28,367,527
2,384,762	Loma Negra Cia Industrial Argentina SA, ADR[1]	49,673,994	24,467,658
3,876,840	YPF SA, ADR	80,093,389	52,647,488

Total Argentina		171,844,259	105,482,673

Brazil (5.52%)
8,129,026	B3 SA - Brasil Bolsa Balcao	40,708,235	42,891,977
6,571,087	Kroton Educacional SA	23,012,385	15,801,466
2,083,431	Localiza Rent a Car SA	13,585,979	12,756,194
1,916,798	Pagseguro Digital Ltd., Cl A1	50,132,952	53,191,144
5,934,832	Petroleo Brasileiro SA, ADR	63,609,889	59,526,365
18,394,955	Rumo SA1	70,507,682	66,920,948
3,549,958	Smiles Fidelidade SA	55,495,984	47,628,928
184,465	TOTVS SA	1,224,438	1,294,575

Total Brazil		318,277,544	300,011,597

China (32.27%)
1,097,170	Alibaba Group Holding Limited, ADR[1]	96,285,120	203,557,950
403,824	Baidu, Inc., ADR[1]	75,738,380	98,129,232
112,363,336	China Construction Bank Corp., CI H	109,719,928	103,833,255
16,096,517	China Everbright Ltd.	40,061,832	29,543,928
25,371,732	China Mengniu Dairy Co. Ltd.	55,573,083	86,021,218
7,551,189	China Mobile Ltd.	85,627,548	67,084,464
28,733,617	CSPC Pharmaceutical Group Ltd.	68,361,059	86,798,553
29,436,546	Haitong Securities Co., Ltd., Cl H	47,253,172	29,753,213
3,914,889	Han’s Laser Technology Industry Group Co. Ltd., Cl A	31,084,006	31,429,965
10,701,184	Hangzhou Hikvision Digital Technology Co. Ltd., Cl A	34,186,532	59,972,373
86,470,110	Industrial & Commercial Bank of China Ltd., Cl H	73,510,464	64,696,078
21,922,610	Kangde Xin Composite Material Group Co. Ltd., Cl A1,3	74,000,773	55,755,359
36,747,166	Kingdee International Software Group Co. Ltd.	14,312,151	37,610,857
8,966,199	Midea Group Co. Ltd., Cl A	48,538,302	70,670,749
1,427,408	Momo, Inc., ADR[1]	55,399,955	62,092,248
5,466,304	Shenzhou International Group Holdings Ltd.	26,729,304	67,478,783
56,390,961	Sino Biopharmaceutical Ltd.	32,790,338	86,538,591
12,328,950	Sinopharm Group Co. Ltd., Cl H	50,325,553	49,579,175
2,525,592	Sunny Optical Technology Group Co., Ltd.	6,719,959	46,999,137
902,120	TAL Education Group, ADR[1]	3,787,598	33,198,016
4,553,014	Tencent Holdings Ltd.	126,199,765	228,532,797
143,569,583	Tongda Group Holdings Ltd.	36,830,198	29,096,008
73,610,312	WH Group Limited, 144A	64,425,432	59,953,336
4,035,891	Yunnan Baiyao Group Co. Ltd., Cl A	61,413,938	65,156,129

Total China		1,318,874,390	1,753,481,414

Hong Kong (0.82%)
7,926,950	Techtronic Industries Co. Ltd.	32,888,582	44,203,638
2,879,303	Tongda Hong Tai Holdings Ltd.[1]	901,617	535,814

Total Hong Kong		33,790,199	44,739,452

Shares		Cost	Value
Common Stocks (continued)
India (17.21%)
400,000	Bajaj Finance Ltd.	$13,982,876	$13,406,407
857,320	Britannia Industries Ltd.	53,557,995	77,751,911
6,369,247	Coal India Ltd.	32,561,438	24,574,333
2,563,761	Divi’s Laboratories Ltd.	27,696,704	38,863,346
7,166,423	Edelweiss Financial Services Ltd.	19,973,645	30,803,643
14,386,850	Exide Industries Ltd.	43,140,862	54,238,099
3,483,817	Housing Development Finance Corporation Ltd.	82,777,105	97,022,130
20,302,025	JM Financial Ltd.	38,207,252	34,298,466
8,438,612	JSW Steel Ltd.	37,903,575	40,250,141
4,462,883	Kotak Mahindra Bank Ltd.	59,056,555	87,476,155
4,025,216	Manpasand Beverages Ltd.	20,732,185	8,733,100
581,435	Maruti Suzuki India Ltd.	50,102,571	74,896,194
6,283,339	Max Financial Services Ltd.[1]	57,722,813	39,668,077
2,999,994	Motherson Sumi Systems Ltd.	8,834,502	12,465,858
355,000	Piramal Enterprises Ltd.	13,362,698	13,141,451
5,197,490	SBI Life Insurance Co. Ltd., 144A	56,026,193	51,155,621
4,428,288	Sun TV Network Ltd.	45,408,366	50,561,916
4,816,895	Tata Chemicals Ltd.	54,449,364	49,061,814
2,955,898	Tata Communications Ltd.[1]	30,610,639	25,572,627
11,066,357	Tata Global Beverages Ltd.	39,618,641	43,504,682
2,945,937	Titan Co. Ltd.	42,222,766	37,772,833
3,803,745	Zee Entertainment Enterprises Ltd.	21,647,174	30,198,454

Total India		849,595,919	935,417,258

Indonesia (0.40%)
61,902,105	PT Tower Bersama Infrastructure Tbk	31,519,830	21,555,583

Korea, Republic of (7.08%)
243,873	Amorepacific Corp.	77,542,559	70,568,903
2,018,856	KB Financial Group, Inc.	93,044,239	95,644,322
2,416,000	KIA Motors Corp.	75,237,090	66,876,268
2,806,000	Samsung Electronics Co., Ltd.	86,056,322	117,451,682
387,314	Samsung Life Insurance Co., Ltd.	39,718,428	34,196,229

Total Korea, Republic of		371,598,638	384,737,404

Malaysia (0.39%)
87,886,493	My EG Services Bhd	33,827,226	20,995,288

Mexico (5.53%)
3,503,933	América Móvil S.A.B. de C.V., Cl L ADR	64,456,298	58,375,524
790,825	Fomento Económico Mexicano, S.A.B. de C.V., ADR	74,050,768	69,426,527
2,850,443	GRUMA S.A.B. de C.V., Cl B	39,487,415	34,813,431
13,070,961	Grupo Lala S.A.B. de C.V.	25,303,050	13,492,010
13,920,044	Infraestructura Energetica Nova S.A.B. de C.V.	67,045,960	62,387,086
23,487,020	Wal-Mart de Mexico S.A.B de C.V.	55,017,766	61,992,653

Total Mexico		325,361,257	300,487,231

Nigeria (0.14%)
32,618,323	Lekoil Ltd.[1,2]	14,881,766	7,748,648

See Notes to Financial Statements.	27

Baron Emerging Markets Fund	June 30, 2018

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2018

Shares		Cost	Value
Common Stocks (continued)
Panama (0.42%)
243,953	Copa Holdings, S.A., Cl A	$12,948,029	$23,082,833

Philippines (1.94%)
64,703,065	Ayala Land, Inc.	50,813,142	45,950,179
20,323,556	BDO Unibank, Inc.	45,846,397	47,793,250
138,168,735	Metro Pacific Investments Corp.	15,125,467	11,909,424

Total Philippines		111,785,006	105,652,853

Russia (3.76%)
8,636,641	Sberbank of Russia PJSC, ADR	109,791,938	124,669,913
2,223,815	Yandex N.V., Cl A1	48,203,976	79,834,958

Total Russia		157,995,914	204,504,871

South Africa (4.82%)
3,310,622	Bid Corp. Ltd.	69,089,407	66,444,129
4,551,367	Bidvest Group Ltd.	56,711,450	65,366,489
11,216,792	FirstRand Ltd.	44,517,298	52,242,817
1,173,641	Sasol Ltd.	39,319,847	43,023,664
614,897	Sasol Ltd., ADR	19,982,671	22,468,336
10,150,000	Steinhoff Africa Retail Ltd., 144A1	17,290,744	12,356,844

Total South Africa		246,911,417	261,902,279

Taiwan, Province of China (6.09%)
7,466,879	Delta Electronics, Inc.	37,286,024	26,817,431
3,264,700	Eclat Textile Co., Ltd.	38,231,584	38,816,398
24,830,000	Far EasTone Telecommunications Co., Ltd.	59,144,636	64,175,148
3,175,065	Ginko International Co., Ltd.	39,134,743	25,930,800
5,846,936	Makalot Industrial Co. Ltd.	27,633,092	26,273,192
18,216,000	Taiwan Mobile Co., Ltd.	65,102,377	66,020,565
2,263,035	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	56,179,036	82,736,560

Total Taiwan, Province of China		322,711,492	330,770,094

Thailand (0.72%)
2,673,829	Bangkok Bank PCL, Cl F3	16,733,985	16,020,376
3,872,664	Bangkok Bank PCL, NVDR	20,554,524	22,852,575

Total Thailand		37,288,509	38,872,951

United Kingdom (1.20%)
20,088,364	Tullow Oil plc[1]	52,676,362	64,953,488

Total Common Stocks		4,411,887,757	4,904,395,917

Preferred Stocks (0.01%)
India (0.01%)
3,098,340	Zee Entertainment Enterprises Ltd., 6.00% due 3/5/2022	367,971	348,657

Principal Amount		Cost	Value
Short Term Investments (9.21%)
$500,563,596	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/2018, 0.35% due 7/2/2018; Proceeds at maturity - $500,578,196; (Fully collateralized by $532,140,000 U.S. Treasury Note, 2.125% due 5/15/2025; Market value - $510,575,027)[3]	$500,563,596	$500,563,596

Total Investments (99.47%)		$4,912,819,324	5,405,308,170

Cash and Other Assets Less Liabilities (0.53%)			28,601,010

Net Assets			$5,433,909,180

Retail Shares (Equivalent to $13.99 per share based on 77,124,562 shares outstanding)			$1,079,181,735

Institutional Shares (Equivalent to $14.05 per share based on 309,424,329 shares outstanding)			$4,346,893,191

R6 Shares (Equivalent to $14.06 per share based on 557,364 shares outstanding)			$7,834,254

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	See Note 10 regarding “Affiliated” companies.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2018, the market value of Rule 144A securities amounted to $123,465,801 or 2.27% of net assets. These securities have been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of June 30, 2018	Percentage of Net Assets

Information Technology	21.1%

Financials	19.5

Consumer Discretionary	12.6

Consumer Staples	10.9

Health Care	6.7

Telecommunication Services	5.6

Materials	4.3

Energy	3.9

Industrials	3.7

Utilities	1.2

Real Estate	0.8

Cash and Cash Equivalents*	9.7
100.0%

*	Includes short term investments.

28	See Notes to Financial Statements.

June 30, 2018	Baron Energy and Resources Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2018

Shares		Cost	Value
Common Stocks (97.27%)
Consumer Discretionary (8.01%)
	Automobile Manufacturers (8.01%)
14,100	Tesla, Inc.[1]	$3,242,964	$4,835,595

Energy (73.44%)
	Integrated Oil & Gas (1.52%)
91,100	Petroleo Brasileiro SA, ADR (Brazil)[1,2]	950,490	913,733

	Oil & Gas Equipment & Services (10.01%)
61,400	Cactus, Inc., Cl A1,5	1,166,600	2,074,706
48,296	Halliburton Co.	1,807,731	2,176,218
68,100	NCS Multistage Holdings, Inc.[1]	1,195,067	989,493
31,100	U.S. Silica Holdings, Inc.	802,962	798,959

		4,972,360	6,039,376

	Oil & Gas Exploration & Production (41.13%)
27,700	Concho Resources, Inc.[1]	2,562,344	3,832,295
24,000	Devon Energy Corp.	846,547	1,055,040
296,300	Encana Corp.[2]	1,896,724	3,866,715
14,768	EOG Resources, Inc.	1,128,903	1,837,582
20,834	EQT Corp.	506,264	1,149,620
1,823,454	Lekoil Ltd. (Nigeria)[1,2]	571,211	433,171
50,400	Marathon Oil Corp.	1,084,350	1,051,344
141,700	Parsley Energy, Inc., Cl A1	2,266,637	4,290,676
101,400	RSP Permian, Inc.[1]	2,281,789	4,463,628
39,100	SM Energy Co.	817,736	1,004,479
101,500	WPX Energy, Inc.[1]	1,217,568	1,830,045

		15,180,073	24,814,595

	Oil & Gas Refining & Marketing (5.86%)
16,300	Andeavor	1,352,399	2,138,234
12,600	Valero Energy Corporation	710,257	1,396,458

		2,062,656	3,534,692

	Oil & Gas Storage & Transportation (14.92%)
83,500	Energy Transfer Equity L.P.	516,197	1,440,375
88,735	Golar LNG Ltd.[2]	1,605,912	2,614,133
21,800	MPLX LP	660,163	744,252
31,638	Noble Midstream Partners LP	711,855	1,615,436
108,800	Sanchez Midstream Partners LP	1,196,800	1,283,840
26,300	Targa Resources Corp.	661,209	1,301,587

		5,352,136	8,999,623

Total Energy		28,517,715	44,302,019

Industrials (5.35%)
	Heavy Electrical Equipment (5.35%)
62,600	Siemens Gamesa Renewable Energy SA (Spain)[2]	919,052	841,065
81,600	TPI Composites, Inc.[1]	1,398,368	2,385,984

Total Industrials		2,317,420	3,227,049

Information Technology (6.02%)
	Application Software (4.77%)
31,000	Aspen Technology, Inc.[1]	1,182,386	2,874,940

	Electronic Equipment & Instruments (1.25%)
10,850	Landis & Gyr Group AG (Switzerland)[1,2]	887,151	755,435

Total Information Technology		2,069,537	3,630,375

Shares		Cost	Value
Common Stocks (continued)
Materials (1.79%)
	Specialty Chemicals (1.79%)
333,539	Flotek Industries, Inc.[1]	$3,663,555	$1,077,331

Unclassified (1.53%)
	Unclassified (1.53%)
84,900	TPG Pace Energy Holdings Corp., Cl A1	896,911	922,863

Utilities (1.13%)
	Gas Utilities (1.13%)
152,866	Infraestructura Energetica Nova S.A.B. de C.V. (Mexico)	642,193	685,118

Total Common Stocks		41,350,295	58,680,350

Private Common Stocks (2.74%)
Energy (2.74%)
	Oil & Gas Equipment & Services (2.74%)
127,500	Gravity Oilfield Services, Inc., Cl A, 144A1,3,4,5	1,498,125	1,651,125

Total Investments (100.01%)		$42,848,420	60,331,475

Liabilities Less Cash and Other Assets (-0.01%)			(4,455)

Net Assets			$60,327,020

Retail Shares (Equivalent to $8.66 per share based on 4,738,522 shares outstanding)			$41,017,803

Institutional Shares (Equivalent to $8.80 per share based on 2,126,670 shares outstanding)			$18,713,881

R6 Shares (Equivalent to $8.80 per share based on 67,688 shares outstanding)			$595,336

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At June 30, 2018, the market value of restricted and fair valued securities amounted to $1,651,125 or 2.74% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2018, the market value of Rule 144A securities amounted to $1,651,125 or 2.74% of net assets. This security is not deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	29

Baron Global Advantage Fund	June 30, 2018

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2018

Shares		Cost	Value
Common Stocks (99.13%)
Argentina (3.39%)
91,000	Bolsas y Mercados Argentinos SA	$1,550,678	$1,094,832
32,747	Globant SA1	1,458,318	1,859,702

Total Argentina		3,008,996	2,954,534

Australia (0.65%)
101,343	NEXTDC Ltd.[1]	536,070	566,992

Brazil (2.19%)
68,661	Pagseguro Digital Ltd., Cl A1	1,863,720	1,905,343

Canada (3.78%)
4,240	Constellation Software, Inc.	2,299,292	3,288,245

China (12.77%)
21,210	Alibaba Group Holding Ltd., ADR[1]	2,460,423	3,935,091
7,630	Baidu, Inc., ADR[1]	1,628,600	1,854,090
39,296	Ctrip.com International Ltd., ADR[1]	1,677,502	1,871,669
51,436	JD.com, Inc., ADR[1]	2,052,624	2,003,432
39,624	TAL Education Group, ADR[1]	213,310	1,458,163

Total China		8,032,459	11,122,445

India (8.15%)
14,765	HDFC Bank Ltd., ADR	1,371,799	1,550,620
105,600	Housing Development Finance Corporation Limited	2,854,644	2,940,894
398,000	JM Financial Ltd.	876,273	672,386
98,500	Kotak Mahindra Bank Ltd.	1,579,636	1,930,680

Total India		6,682,352	7,094,580

Israel (5.02%)
30,766	Mellanox Technologies Ltd.[1]	1,760,222	2,593,574
17,683	Wix.com Ltd.[1]	1,423,855	1,773,605

Total Israel		3,184,077	4,367,179

Japan (2.37%)
3,000	KEYENCE CORPORATION	1,769,267	1,695,163
8,883	Mercari, Inc.[1]	242,385	363,857

Total Japan		2,011,652	2,059,020

Netherlands (4.98%)
18	Adyen NV, 144A1	5,091	9,917
30,521	argenx SE, ADR[1]	1,152,337	2,528,970
9,070	ASML Holding N.V.	1,356,327	1,797,453

Total Netherlands		2,513,755	4,336,340

South Africa (6.35%)
21,775	Naspers Limited, Cl N	5,360,091	5,532,048

Taiwan, Province of China (1.39%)
33,084	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,297,429	1,209,551

United States (48.09%)
36,822	Activision Blizzard, Inc.	2,598,674	2,810,255
25,068	Aerie Pharmaceuticals, Inc.[1]	1,307,388	1,693,343
3,341	Alphabet, Inc., Cl C1	3,055,046	3,727,387
2,519	Amazon.com, Inc.[1]	1,564,019	4,281,796
28,069	AxoGen, Inc.[1]	628,709	1,410,467
439	Booking Holdings, Inc.[1]	627,992	889,893
1,787	Carbon Black, Inc.[1]	33,953	46,462
24,146	EPAM Systems, Inc.[1]	2,181,489	3,002,072
21,652	Facebook, Inc., Cl A1	3,115,997	4,207,417
130,871	Gemphire Therapeutics, Inc.[1]	1,091,111	1,333,576
8,162	Illumina, Inc.[1]	1,554,029	2,279,565
18,540	Okta, Inc.[1]	390,056	933,860

Shares		Cost	Value
Common Stocks (continued)

United States (continued)
12,295	Sage Therapeutics, Inc.[1]	$1,376,840	$1,924,536
22,573	Splunk, Inc.[1]	1,988,191	2,237,210
34,547	The Stars Group, Inc.[1]	1,312,786	1,254,056
17,489	Take-Two Interactive Software, Inc.[1]	1,774,071	2,069,998
3,638	Tesla, Inc.[1]	1,048,764	1,247,652
13,912	Varonis Systems, Inc.[1]	405,714	1,036,444
30,050	Veeva Systems, Inc., Cl A1	2,125,132	2,309,643
16,098	Worldpay, Inc., Cl A1	1,158,613	1,316,494
72,963	Yext, Inc.[1]	949,341	1,411,104
12,506	Zscaler, Inc.[1]	200,096	447,090

Total United States		30,488,011	41,870,320

Total Common Stocks		67,277,904	86,306,597

Principal Amount
Short Term Investments (1.00%)
Repurchase Agreement (1.00%)
$871,497	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/2018, 0.35% due 7/2/2018; Proceeds at maturity - $871,522; (Fully collateralized by $935,000 U.S. Treasury Note, 2.25% due 11/15/2027; Market value - $891,307)[2]	871,497	871,497

Total Investments (100.13%)		$68,149,401	$87,178,094

Liabilities Less Cash and Other Assets (-0.13%)			(111,094)

Net Assets			$87,067,000

Retail Shares (Equivalent to $23.19 per share based on 1,893,864 shares outstanding)			$43,910,211

Institutional Shares (Equivalent to $23.45 per share based on 1,629,151 shares outstanding)			$38,205,059

R6 Shares (Equivalent to $23.46 per share based on 211,030 shares outstanding)			$4,951,730

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2018, the market value of Rule 144A securities amounted to $9,917 or 0.01% of net assets. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of June 30, 2018	Percentage of Net Assets

Information Technology	52.9%

Consumer Discretionary	21.3

Health Care	15.5

Financials	9.4

Cash and Cash Equivalents*	0.9
100.0%

*	Includes short term investments.

30	See Notes to Financial Statements.

June 30, 2018	Baron Real Estate Income Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2018

Shares		Cost	Value
Common Stocks (95.05%)
Consumer Discretionary (12.15%)
	Advertising (0.53%)
461	JC Decaux SA (France)[2]	$18,746	$15,429

	Casinos & Gaming (7.25%)
3,323	MGM Resorts International	110,667	96,467
2,040	Penn National Gaming, Inc.[1]	54,654	68,524
1,465	Red Rock Resorts, Inc., Cl A	42,207	49,077

		207,528	214,068

	Hotels, Resorts & Cruise Lines (4.37%)
5,972	Extended Stay America, Inc.	117,801	129,055

Total Consumer Discretionary		344,075	358,552

Information Technology (1.45%)

	IT Consulting & Other Services (1.45%)
7,653	NEXTDC Ltd. (Australia)[1,2,3]	40,416	42,817

Real Estate (81.45%)

	Diversified Real Estate Activities (0.25%)
653	Five Point Holdings LLC, Cl A1	9,112	7,346

	Diversified REITs (0.88%)
17,938	Fibra Uno Administracion SA de CV (Mexico)[2]	26,979	26,148

	Hotel & Resort REITs (11.56%)
4,909	Host Hotels & Resorts, Inc.	97,165	103,433
1,518	MGM Growth Properties LLC, Cl A	43,859	46,238
3,389	Park Hotels & Resorts, Inc.	97,841	103,805
1,191	Pebblebrook Hotel Trust	43,879	46,211
2,499	Sunstone Hotel Investors, Inc.	41,725	41,533

		324,469	341,220

	Industrial REITs (10.35%)
4,922	Americold Realty Trust	89,646	108,382
2,476	Duke Realty Corp.	66,099	71,878
1,488	Prologis, Inc.	95,748	97,747
874	Rexford Industrial Realty, Inc.	25,506	27,435

		276,999	305,442

	Office REITs (13.90%)
478	Boston Properties, Inc.	60,940	59,951
686	Douglas Emmett, Inc.	28,392	27,563
2,512	Hudson Pacific Properties, Inc.	82,693	89,000
1,093	Kilroy Realty Corp.	79,829	82,674
703	SL Green Realty Corp.	70,099	70,673
1,089	Vornado Realty Trust	81,136	80,499

		403,089	410,360

	Real Estate Operating Companies (3.24%)
4,522	Kennedy-Wilson Holdings, Inc.	80,429	95,640

	Residential REITs (13.86%)
3,076	American Homes 4 Rent, Cl A	62,898	68,226
436	AvalonBay Communities, Inc.	71,656	74,944
488	Equity LifeStyle Properties, Inc.	42,893	44,847
1,124	Equity Residential	67,962	71,588
89	Essex Property Trust, Inc.	21,503	21,277
3,582	Invitation Homes, Inc.	83,424	82,601
467	Sun Communities, Inc.	42,633	45,710

		392,969	409,193

Shares		Cost	Value
Common Stocks (continued)
Real Estate (continued)
	Retail REITs (2.21%)
1,157	GGP, Inc.	$27,070	$23,638
244	Simon Property Group, Inc.	41,231	41,526

		68,301	65,164

	Specialized REITs (25.20%)
228	Alexandria Real Estate Equities, Inc.[3]	29,760	28,767
1,446	American Tower Corp.	205,187	208,470
824	Crown Castle International Corp.	90,421	88,844
773	Digital Realty Trust, Inc.	84,104	86,251
416	Equinix, Inc.	182,842	178,834
1,040	Gaming & Leisure Properties, Inc.	38,233	37,232
95	Lamar Advertising Co., Cl A	6,925	6,490
1,303	Rayonier, Inc.	41,551	50,413
1,605	Weyerhaeuser Co.	56,522	58,518

		735,545	743,819

Total Real Estate		2,317,892	2,404,332

Total Common Stocks		2,702,383	2,805,701

Principal Amount
Short Term Investments (5.71%)
$168,624	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/2018, 0.35% due 7/2/2018; Proceeds at maturity - $168,629; (Fully collateralized by $185,000 U.S. Treasury Note, 2.25% due 11/15/2027; Market value - $176,355)[4]	168,624	168,624

Total Investments (100.76%)		$2,871,007	2,974,325

Liabilities Less Cash and Other Assets (-0.76%)			(22,315)

Net Assets			$2,952,010

Retail Shares (Equivalent to $9.87 per share based on 30,593 shares outstanding)			$301,828

Institutional Shares (Equivalent to $9.88 per share based on 223,246 shares outstanding)			$2,206,548

R6 Shares (Equivalent to $9.89 per share based on 44,859 shares outstanding)			$443,634

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	31

Baron Health Care Fund	June 30, 2018

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2018

Shares		Cost	Value
Common Stocks (94.98%)
Health Care (94.98%)
	Biotechnology (26.05%)
1,921	Abcam plc (United Kingdom)[2]	$32,741	$33,820
759	Acceleron Pharma, Inc.[1]	29,869	36,827
3,616	Adaptimmune Therapeutics plc, ADR[1,2]	46,712	42,922
331	AnaptysBio, Inc.[1]	30,394	23,514
2,159	argenx SE, ADR[1,2]	195,702	178,895
2,922	CareDx, Inc. [1]	34,503	35,765
6,537	Gemphire Therapeutics, Inc.[1]	45,768	66,612
2,084	Myovant Sciences Ltd.[1,2]	43,237	47,661
1,211	Neurocrine Biosciences, Inc.[1]	104,533	118,969
1,093	Sage Therapeutics, Inc.[1]	168,617	171,087
1,077	Vertex Pharmaceuticals, Inc.[1]	164,955	183,047
844	Zai Lab Ltd., ADR[1,2]	20,472	19,623

		917,503	958,742

	Health Care Equipment (26.18%)
792	AxoGen, Inc.[1]	30,109	39,798
742	Cantel Medical Corp.	81,942	72,983
389	DexCom, Inc.[1]	36,614	36,947
873	Edwards Lifesciences Corp.[1]	115,983	127,082
284	IDEXX Laboratories, Inc.[1]	56,025	61,895
730	Insulet Corp.[1]	63,426	62,561
1,000	IntriCon Corp.[1]	32,091	40,300
268	Intuitive Surgical, Inc.[1]	121,136	128,233
574	iRhythm Technologies, Inc.[1]	39,592	46,569
2,002	Medtronic plc[2]	168,848	171,391
656	Teleflex, Inc.	175,570	175,946

		921,336	963,705

	Health Care Supplies (4.62%)
358	Align Technology, Inc.[1]	103,634	122,486
477	West Pharmaceutical Services, Inc.	43,545	47,362

		147,179	169,848

	Health Care Technology (1.77%)
847	Veeva Systems, Inc., Cl A1	65,555	65,100

	Life Sciences Tools & Services (18.34%)
1,550	Agilent Technologies, Inc.	102,330	95,852
854	Bio-Techne Corporation	129,696	126,349
149	Eurofins Scientific SE (France)[2]	80,046	82,895
505	Illumina, Inc.[1]	130,899	141,041
230	Mettler-Toledo International, Inc.[1]	131,058	133,085
494	Waters Corp.[1]	96,571	95,634

		670,600	674,856

	Managed Health Care (10.01%)
348	HealthEquity, Inc.[1]	24,219	26,135
367	Humana, Inc.	108,470	109,230
950	UnitedHealth Group, Inc.	229,803	233,073

		362,492	368,438

	Pharmaceuticals (8.01%)
1,474	Aerie Pharmaceuticals, Inc.[1]	86,507	99,569
3,387	AstraZeneca plc, ADR[2]	122,245	118,918
863	Dechra Pharmaceuticals plc (United Kingdom)[2]	32,494	31,685
1,194	Intersect ENT, Inc.[1]	49,300	44,715

		290,546	294,887

Total Common Stocks		3,375,211	3,495,576

Principal Amount		Cost	Value
Short Term Investments (8.04%)
$295,898	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/2018, 0.35% due 7/2/2018, Proceeds at maturity - $295,907; (Fully collateralized by $315,000 U.S. Treasury Note, 2.00% due 2/15/2025; Market value - $301,901)[3]	$295,898	$295,898

Total Investments (103.02%)		$3,671,109	3,791,474

Liabilities Less Cash and Other Assets (-3.02%)			(110,975)

Net Assets			$3,680,499

Retail Shares (Equivalent to $10.48 per share based on 171,991 shares outstanding)			$1,802,702

Institutional Shares (Equivalent to $10.49 per share based on 156,147 shares outstanding)			$1,637,461

R6 Shares (Equivalent to $10.48 per share based on 22,926 shares outstanding)			$240,336

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

32	See Notes to Financial Statements.

June 30, 2018	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2018

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$2,837,313,658	$219,950,148	$228,232,687	$935,353,483	$4,896,995,926
“Affiliated” investments	—	—	—	—	7,748,648
Repurchase agreements, at value**	258,345	—	28,341,743	27,651,407	500,563,596

Total investments, at value	2,837,572,003	219,950,148	256,574,430	963,004,890	5,405,308,170
Foreign currency, at value†	—	—	88,838	—	9,710,168
Cash	—	—	3,119	—	—
Receivable for securities sold	2,803,885	—	194,689	494,304	16,993,468
Dividends and interest receivable	1,861,754	243,758	335,829	1,295,447	9,211,095
Receivable for shares sold	1,672,901	13,216	1,588,002	946,022	24,379,067
Prepaid expenses	129,782	1,366	1,290	7,480	36,938
Other assets	—	—	—	—	14,895

	2,844,040,325	220,208,488	258,786,197	965,748,143	5,465,653,801

Liabilities:
Payable for borrowings against line of credit	569,000,000	—	—	—	—
Payable for securities purchased	12,338,191	—	167,443	—	24,759,505
Payable for shares redeemed	861,933	230	261,085	999,926	5,684,301
Investment advisory fees payable (Note 4)	825	677	639	959	185
Distribution fees payable (Note 4)	558	555	451	455	970
Due to custodian bank	—	49,193	—	—	—
Accrued capital gains taxes	—	—	—	23,168	292,689
Accrued expenses and other payables	1,573,800	55,500	72,621	112,999	1,006,971

	583,775,307	106,155	502,239	1,137,507	31,744,621

Net Assets	$2,260,265,018	$220,102,333	$258,283,958	$964,610,636	$5,433,909,180

Net Assets consist of:
Paid-in capital	$852,539,284	$108,843,966	$208,303,496	$643,176,576	$4,936,215,830
Undistributed (accumulated) net investment income (loss)	(9,473,552)	(23,389)	523,272	2,306,140	6,439,327
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(6,822,302)	865,334	7,612,792	66,716,669	(886,514)
Net unrealized appreciation on investments, foreign capital gains tax and foreign currency translations	1,424,021,588	110,416,422	41,844,398	252,411,251	492,140,537

Net Assets	$2,260,265,018	$220,102,333	$258,283,958	$964,610,636	$5,433,909,180

Retail Shares:
Net Assets	$1,188,123,573	$45,968,782	$66,181,523	$367,226,474	$1,079,181,735
Shares Outstanding ($0.01 par value; indefinite shares authorized)	21,129,782	2,628,194	2,777,929	12,978,753	77,124,562

Net Asset Value and Offering Price Per Share	$56.23	$17.49	$23.82	$28.29	$13.99

Institutional Shares:
Net Assets	$927,164,500	$74,843,199	$177,860,650	$586,265,999	$4,346,893,191
Shares Outstanding ($0.01 par value; indefinite shares authorized)	16,142,157	4,196,208	7,366,112	20,402,586	309,424,329

Net Asset Value and Offering Price Per Share	$57.44	$17.84	$24.15	$28.73	$14.05

R6 Shares:
Net Assets	$144,976,945	$99,290,352	$14,241,785	$11,118,163	$7,834,254
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,523,931	5,564,341	589,781	386,889	557,364

Net Asset Value and Offering Price Per Share	$57.44	$17.84	$24.15	$28.74	$14.06

*Investments in securities, at cost
Unaffiliated investments	$1,413,292,070	$109,533,726	$186,387,999	$682,919,064	$4,397,373,962
“Affiliated” investments	—	—	—	—	14,881,766
**Repurchase agreements, at cost	258,345	—	28,341,743	27,651,407	500,563,596

Total investments, at cost	$1,413,550,415	$109,533,726	$214,729,742	$710,570,471	$4,912,819,324

†Foreign currency, at cost:	$—	$—	$88,838	$—	$9,701,051

See Notes to Financial Statements.	33

Baron Select Funds	June 30, 2018

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)

JUNE 30, 2018

	Baron Energy and Resources Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$60,331,475	$86,306,597	$2,805,701	$3,495,576
“Affiliated” investments	—	—	—	—
Repurchase agreements, at value**	—	871,497	168,624	295,898

Total investments, at value	60,331,475	87,178,094	2,974,325	3,791,474
Foreign currency, at value†	—	11,376	—	—
Cash	—	—	—	—
Receivable for securities sold	369,309	—	—	—
Dividends and interest receivable	57,810	53,636	12,295	544
Receivable for shares sold	25,827	248,624	—	5,000
Prepaid expenses	386	377	17	—
Other assets	—	—	—	—

	60,784,807	87,492,107	2,986,637	3,797,018

Liabilities:
Payable for borrowings against line of credit	—	—	—	—
Payable for securities purchased	—	273,842	—	85,704
Payable for shares redeemed	57,791	35,797	—	—
Investment advisory fees payable (Note 4)	488	2,302	7	—
Distribution fees payable (Note 4)	861	97	448	674
Due to custodian bank	285,569	—	—	—
Accrued capital gains taxes	—	47,549	—	—
Accrued expenses and other payables	113,078	65,520	34,172	30,141

	457,787	425,107	34,627	116,519

Net Assets	$60,327,020	$87,067,000	$2,952,010	$3,680,499

Net Assets consist of:
Paid-in capital	$80,019,891	$69,066,896	$2,966,827	$3,568,405
Undistributed (accumulated) net investment income (loss)	1,068,820	(251,189)	1,933	(3,054)
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(38,244,746)	(729,685)	(120,067)	(5,220)
Net unrealized appreciation on investments, foreign capital gains tax and foreign currency translations	17,483,055	18,980,978	103,317	120,368

Net Assets	$60,327,020	$87,067,000	$2,952,010	$3,680,499

Retail Shares:
Net Assets	$41,017,803	$43,910,211	$301,828	$1,802,702
Shares Outstanding ($0.01 par value; indefinite shares authorized)	4,738,522	1,893,864	30,593	171,991

Net Asset Value and Offering Price Per Share	$8.66	$23.19	$9.87	$10.48

Institutional Shares:
Net Assets	$18,713,881	$38,205,059	$2,206,548	$1,637,461
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,126,670	1,629,151	223,246	156,147

Net Asset Value and Offering Price Per Share	$8.80	$23.45	$9.88	$10.49

R6 Shares:
Net Assets	$595,336	$4,951,730	$443,634	$240,336
Shares Outstanding ($0.01 par value; indefinite shares authorized)	67,688	211,030	44,859	22,926

Net Asset Value and Offering Price Per Share	$8.80	$23.46	$9.89	$10.48

*Investments in securities, at cost:
Unaffiliated investments	$42,848,420	$67,277,904	$2,702,383	$3,375,211
“Affiliated” investments	—	—	—	—
**Repurchase agreements, at cost	—	871,497	168,624	295,898

Total investments, at cost	$42,848,420	$68,149,401	$2,871,007	$3,671,109

†Foreign currency, at cost:	$—	$11,408	$—	$—

34	See Notes to Financial Statements.

Baron Select Funds	June 30, 2018

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2018

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$9,835,327	$1,145,067	$1,794,598	$6,776,117	$45,328,701
Interest	324	1,468	22,758	51,531	398,732
Foreign taxes withheld on dividends	—	—	(209,274)	(27,144)	(4,127,714)

Total income	9,835,651	1,146,535	1,608,082	6,800,504	41,599,719

Expenses:
Investment advisory fees (Note 4)	10,480,448	1,017,118	931,198	5,091,254	27,417,536
Distribution fees — Retail Shares (Note 4)	1,424,414	53,704	76,023	487,735	1,473,136
Shareholder servicing agent fees and expenses — Retail Shares	79,530	11,425	11,675	31,828	52,310
Shareholder servicing agent fees and expenses — Institutional Shares	27,600	—	8,411	20,292	86,194
Shareholder servicing agent fees and expenses — R6 Shares	2,479	1,771	275	215	153
Line of credit fees	243,781	427	690	2,705	19,672
Reports to shareholders	112,070	4,103	29,360	84,820	401,000
Registration and filing fees	62,030	35,390	44,330	33,640	241,500
Professional fees	51,100	25,836	20,966	29,785	121,150
Trustee fees and expenses	45,547	4,418	4,359	22,963	119,363
Custodian and fund accounting fees	44,900	16,656	69,250	51,750	1,782,230
Administration fees	15,309	15,117	15,309	15,170	15,385
Insurance expense	11,520	1,157	946	6,327	27,294
Miscellaneous expenses	1,800	1,858	3,124	1,973	5,315

Total operating expenses	12,602,528	1,188,980	1,215,916	5,880,457	31,762,238
Interest expense on borrowings	6,699,472	—	306	—	—

Total expenses	19,302,000	1,188,980	1,216,222	5,880,457	31,762,238
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(11,980)	(44,008)	—	—
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	—	(82,075)	—	—
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	(7,076)	(7,272)	—	—

Net expenses	19,302,000	1,169,924	1,082,867	5,880,457	31,762,238

Net investment income (loss)	(9,466,349)	(23,389)	525,215	920,047	9,837,481

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	1,899,593	(479,723)	6,835,901 [1]	55,821,309	128,648,174 [4]
Net realized gain (loss) on foreign currency transactions	(2,079)	—	(138,772)	(30,433)	(1,701,694)
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	308,190,501	27,269,671	(10,341,844)[2]	(103,979,551)[3]	(659,706,990)[5]
Investments — “Affiliated” investments	—	—	—	—	592,204
Foreign currency translations	(912)	—	(1,917)	(22)	(55,616)

Net gain (loss) on investments	310,087,103	26,789,948	(3,646,632)	(48,188,697)	(532,223,922)

Net increase (decrease) in net assets resulting from operations	$300,620,754	$26,766,559	$(3,121,417)	$(47,268,650)	$(522,386,441)

[1]	Net of realized foreign capital gains tax of $26,082.
[2]	Net change in accrued foreign capital gains tax payable of $(523,862).
[3]	Net change in accrued foreign capital gains tax payable of $23,168.
[4]	Net of realized foreign capital gains tax of $406,594.
[5]	Net change in accrued foreign capital gains tax payable of $(14,709,962).

See Notes to Financial Statements.	35

June 30, 2018	Baron Select Funds

STATEMENTS OF OPERATIONS (Unaudited) (Continued)

FOR THE SIX MONTHS ENDED JUNE 30, 2018

	Baron Energy and Resources Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund[2]
Investment income:
Income:
Dividends — Unaffiliated investments	$374,893	$122,850	$42,411	$1,684
Interest	52,510	4,413	198	175
Foreign taxes withheld on dividends	(1,333)	(13,572)	(337)	(62)

Total income	426,070	113,691	42,272	1,797

Expenses:
Investment advisory fees (Note 4)	291,901	294,375	9,815	3,685
Distribution fees — Retail Shares (Note 4)	48,214	41,229	448	674
Shareholder servicing agent fees and expenses — Retail Shares	10,802	9,121	6,076	2,013
Shareholder servicing agent fees and expenses — Institutional Shares	5,597	5,479	4,417	1,525
Shareholder servicing agent fees and expenses — R6 Shares	12	84	5	—
Line of credit fees	—	171	8	—
Reports to shareholders	26,118	12,228	510	336
Registration and filing fees	28,920	53,515	9,173	5,490
Professional fees	45,305	15,333	21,314	9,690
Trustee fees and expenses	1,273	1,380	48	9
Custodian and fund accounting fees	22,391	29,075	18,692	8,982
Administration fees	15,385	15,132	14,210	5,097
Insurance expense	428	246	11	—
Miscellaneous expenses	1,857	1,890	2,169	50

Total operating expenses	498,203	479,258	86,896	37,551
Interest expense on borrowings	—	—	—	—

Total expenses	498,203	479,258	86,896	37,551
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(85,141)	(62,096)	(14,902)	(17,851)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(42,731)	(57,808)	(54,130)	(14,278)
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	(1,051)	(6,401)	(6,948)	(571)

Net expenses	369,280	352,953	10,916	4,851

Net investment income (loss)	56,790	(239,262)	31,356	(3,054)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	887,289	315,065	(119,662)	(5,679)
Net realized gain (loss) on foreign currency transactions	516	(20,855)	(405)	459
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	2,231,385	6,772,950 [1]	103,318	120,365
Investments — “Affiliated” investments	—	—	—	—
Foreign currency translations	—	1,525	(1)	3

Net gain (loss) on investments	3,119,190	7,068,685	(16,750)	115,148

Net increase (decrease) in net assets resulting from operations	$3,175,980	$6,829,423	$14,606	$112,094

[1]	Net change in accrued foreign capital gains tax payable of $14,917.
[2]	For the period April 30, 2018 (commencement of operations) to June 30, 2018.

36	See Notes to Financial Statements.

June 30, 2018	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund
	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(9,466,349)	$(14,034,659)	$(23,389)	$(839,831)	$525,215	$(185,782)
Net realized gain (loss)	1,897,514	161,556,501	(479,723)	4,443,485	6,697,129	6,463,190
Change in net unrealized appreciation (depreciation)	308,189,589	342,753,599	27,269,671	40,385,685	(10,343,761)	32,367,624

Increase (decrease) in net assets resulting from operations	300,620,754	490,275,441	26,766,559	43,989,339	(3,121,417)	38,645,032

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	—	(260)	—	—
Net investment income — Institutional Shares	—	—	—	(15,567)	—	—
Net investment income — R6 Shares	—	—	—	(2,689)	—	—
Net realized gain on investments — Retail Shares	—	—	—	(887,768)	—	(1,934,983)
Net realized gain on investments — Institutional Shares	—	—	—	(2,620,589)	—	(3,562,276)
Net realized gain on investments — R6 Shares	—	—	—	(460,142)	—	(26,022)

Decrease in net assets from distributions to shareholders	—	—	—	(3,987,015)	—	(5,523,281)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	44,824,125	222,009,007	1,337,332	3,008,092	33,672,402	14,331,143
Proceeds from the sale of shares — Institutional Shares	149,138,211	186,023,573	3,339,351	3,581,892	105,669,639	53,836,213
Proceeds from the sale of shares — R6 Shares	119,624,454	4,422,315	69,052,895	10,965,359	14,474,616	222,236
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	—	—	870,815	—	1,910,917
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	—	—	2,573,055	—	3,517,622
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	—	—	462,858	—	26,022
Cost of shares redeemed — Retail Shares	(121,633,113)	(318,331,141)	(3,426,749)	(7,636,878)	(23,546,172)	(15,034,207)
Cost of shares redeemed — Institutional Shares	(204,349,914)	(179,824,490)	(69,734,326)	(36,214,295)	(36,938,130)	(11,479,128)
Cost of shares redeemed — R6 Shares	(14,584)	(1,300)	(40,903)	—	(10)	—

Increase (decrease) in net assets derived from capital share transactions	(12,410,821)	(85,702,036)	527,600	(22,389,102)	93,332,345	47,330,818

Net increase (decrease) in net assets	288,209,933	404,573,405	27,294,159	17,613,222	90,210,928	80,452,569

Net Assets:
Beginning of period	1,972,055,085	1,567,481,680	192,808,174	175,194,952	168,073,030	87,620,461

End of period	$2,260,265,018	$1,972,055,085	$220,102,333	$192,808,174	$258,283,958	$168,073,030

Undistributed net investment income (accumulated net investment loss) at end of period	$(9,473,552)	$(7,203)	$(23,389)	$—	$523,272	$(1,943)

Capital share transactions — Retail Shares
Shares sold	842,273	4,888,267	81,579	204,928	1,370,423	662,537
Shares issued in reinvestment of distributions	—	—	—	56,707	—	82,221
Shares redeemed	(2,311,892)	(6,951,061)	(212,912)	(533,149)	(958,060)	(693,846)

Net increase (decrease)	(1,469,619)	(2,062,794)	(131,333)	(271,514)	412,363	50,912

Capital share transactions — Institutional Shares
Shares sold	2,749,561	4,028,476	205,427	233,512	4,248,242	2,456,126
Shares issued in reinvestment of distributions	—	—	—	164,730	—	149,548
Shares redeemed	(3,796,519)	(3,954,884)	(4,169,845)	(2,446,408)	(1,460,602)	(513,638)

Net increase (decrease)	(1,046,958)	73,592	(3,964,418)	(2,048,166)	2,787,640	2,092,036

Capital share transactions — R6 Shares
Shares sold	2,212,622	92,466	4,126,615	731,458	558,015	10,195
Shares issued in reinvestment of dividends	—	—	—	29,602	—	1,107
Shares redeemed	(278)	(26)	(2,436)	—	—	—

Net increase (decrease)	2,212,344	92,440	4,124,179	761,060	558,015	11,302

See Notes to Financial Statements.	37

Baron Select Funds	June 30, 2018

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	Baron Real Estate Fund		Baron Emerging Markets Fund		Baron Energy and Resources Fund
	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$920,047	$1,516,324	$9,837,481	$15,197,129	$56,790	$(4,075)
Net realized gain (loss)	55,790,876	93,853,708	126,946,480	89,764,536	887,805	(5,501,035)
Change in net unrealized appreciation (depreciation)	(103,979,573)	171,979,121	(659,170,402)	1,110,157,983	2,231,385	(6,307,045)

Increase (decrease) in net assets resulting from operations	(47,268,650)	267,349,153	(522,386,441)	1,215,119,648	3,175,980	(11,812,155)

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	—	(2,477,009)	—	(42,458)
Net investment income — Institutional Shares	—	—	—	(15,761,419)	—	(20,747)
Net investment income — R6 Shares	—	—	—	(19,953)	—	(458)
Net realized gain on investments — Retail Shares	—	(19,586,974)	—	—	—	—
Net realized gain on investments — Institutional Shares	—	(29,765,405)	—	—	—	—
Net realized gain on investments — R6 Shares	—	(150,609)	—	—	—	—
Return of capital — Retail Shares	—	—	—	(97,705)	—	—
Return of capital — Institutional Shares	—	—	—	(668,030)	—	—
Return of capital — R6 Shares	—	—	—	(849)	—	—

Decrease in net assets from distributions to shareholders	—	(49,502,988)	—	(19,024,965)	—	(63,663)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	32,088,332	52,297,183	287,395,402	576,492,989	7,812,820	15,864,355
Proceeds from the sale of shares — Institutional Shares	95,022,132	151,031,484	1,366,301,812	1,535,106,695	5,330,366	16,689,985
Proceeds from the sale of shares — R6 Shares	8,576,219	788,278	3,955,943	3,948,649	187,053	93,188
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	19,130,055	—	2,554,113	—	42,127
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	26,676,931	—	13,281,533	—	20,747
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	150,609	—	20,802	—	458
Cost of shares redeemed — Retail Shares	(73,053,371)	(169,935,360)	(220,984,072)	(531,964,452)	(6,550,818)	(43,006,844)
Cost of shares redeemed — Institutional Shares	(138,268,195)	(160,776,671)	(448,951,901)	(427,891,569)	(4,529,994)	(26,748,316)
Cost of shares redeemed — R6 Shares	(135,177)	(126,052)	(185,847)	(872,502)	(41,590)	(34,866)

Increase (decrease) in net assets derived from capital share transactions	(75,770,060)	(80,763,543)	987,531,337	1,170,676,258	2,207,837	(37,079,166)

Net increase (decrease) in net assets	(123,038,710)	137,082,622	465,144,896	2,366,770,941	5,383,817	(48,954,984)

Net Assets:
Beginning of period	1,087,649,346	950,566,724	4,968,764,284	2,601,993,343	54,943,203	103,898,187

End of period	$964,610,636	$1,087,649,346	$5,433,909,180	$4,968,764,284	$60,327,020	$54,943,203

Undistributed net investment income (accumulated net investment loss) at end of period	$2,306,140	$1,386,093	$6,439,327	$(3,398,154)	$1,068,820	$1,012,030

Capital share transactions — Retail Shares
Shares sold	1,106,460	1,896,505	18,517,455	43,874,157	915,364	1,960,005
Shares issued in reinvestment of distributions	—	658,295	—	171,603	—	5,429
Shares redeemed	(2,551,597)	(6,466,757)	(14,538,643)	(41,055,180)	(772,921)	(5,457,480)

Net increase (decrease)	(1,445,137)	(3,911,957)	3,978,812	2,990,580	142,443	(3,492,046)

Capital share transactions — Institutional Shares
Shares sold	3,267,501	5,485,149	88,997,734	114,280,220	622,928	1,970,176
Shares issued in reinvestment of distributions	—	905,223	—	887,345	—	2,636
Shares redeemed	(4,780,096)	(5,982,634)	(29,533,596)	(32,127,885)	(528,462)	(3,312,908)

Net increase (decrease)	(1,512,595)	407,738	59,464,138	83,039,680	94,466	(1,340,096)

Capital share transactions — R6 Shares
Shares sold	279,893	29,771	255,631	312,694	21,601	12,162
Shares issued in reinvestment of dividends	—	5,111	—	1,390	—	58
Shares redeemed	(4,691)	(4,460)	(12,246)	(63,196)	(4,777)	(4,373)

Net increase (decrease)	275,202	30,422	243,385	250,888	16,824	7,847

38	See Notes to Financial Statements.

June 30, 2018	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	Baron Global Advantage Fund		Baron Real Estate Income Fund	Baron Health Care Fund
	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017	For the Six Months Ended June 30, 2018	For the Period Ended June 30, 2018[1]
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(239,262)	$(247,055)	$31,356	$(3,054)
Net realized gain (loss)	294,210	(110,191)	(120,067)	(5,220)
Change in net unrealized appreciation (depreciation)	6,774,475	10,073,146	103,317	120,368

Increase (decrease) in net assets resulting from operations	6,829,423	9,715,900	14,606	112,094

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	(3,521)	—
Net investment income — Institutional Shares	—	—	(22,107)	—
Net investment income — R6 Shares	—	—	(3,795)	—
Net realized gain on investments — Retail Shares	—	—	—	—
Net realized gain on investments — Institutional Shares	—	—	—	—
Net realized gain on investments — R6 Shares	—	—	—	—

Decrease in net assets from distributions to shareholders	—	—	(29,423)	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	32,611,021	21,524,300	737,000	1,969,987
Proceeds from the sale of shares — Institutional Shares	25,887,960	15,744,158	2,223,055	1,591,460
Proceeds from the sale of shares — R6 Shares	4,373,678	142,827	435,240	241,720
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	—	3,134	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	—	22,107	—
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	—	3,795	—
Cost of shares redeemed — Retail Shares	(10,100,786)	(12,898,122)	(436,844)	(234,762)
Cost of shares redeemed — Institutional Shares	(16,142,078)	(337,797)	(20,650)	—
Cost of shares redeemed — R6 Shares	(599)	—	(10)	—

Increase (decrease) in net assets derived from capital share transactions	36,629,196	24,175,366	2,966,827	3,568,405

Net increase (decrease) in net assets	43,458,619	33,891,266	2,952,010	3,680,499

Net Assets:
Beginning of period	43,608,381	9,717,115	—	—

End of period	$87,067,000	$43,608,381	$2,952,010	$3,680,499

Undistributed net investment income (accumulated net investment loss) at end of period	$(251,189)	$(11,927)	$1,933	$(3,054)

Capital share transactions — Retail Shares
Shares sold	1,449,722	1,256,722	75,047	194,121
Shares issued in reinvestment of distributions	—	—	326	—
Shares redeemed	(451,805)	(721,991)	(44,780)	(22,130)

Net increase (decrease)	997,917	534,731	30,593	171,991

Capital share transactions — Institutional Shares
Shares sold	1,129,966	880,482	223,105	156,147
Shares issued in reinvestment of distributions	—	—	2,294	—
Shares redeemed	(693,511)	(18,648)	(2,153)	—

Net increase (decrease)	436,455	861,834	223,246	156,147

Capital share transactions — R6 Shares
Shares sold	191,457	7,954	44,468	22,926
Shares issued in reinvestment of dividends	—	—	392	—
Shares redeemed	(24)	—	(1)	—

Net increase (decrease)	191,433	7,954	44,859	22,926

[1]	For the period April 30, 2018 (commencement of operations) to June 30, 2018.

See Notes to Financial Statements.	39

Baron Select Funds	June 30, 2018

STATEMENT OF CASH FLOWS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2018

Baron Partners Fund
Increase (Decrease) in Cash:
Cash Provided from Operating Activities
Net increase in net assets resulting from operations	$300,620,754
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Purchases of portfolio securities	(159,306,615)
Proceeds from sales of portfolio securities	32,799,086
Net purchases, sales and maturities of short-term investments	126,614
Decrease in dividends and interest receivable	91,615
Decrease in prepaid expenses	154,897
Increase in accrued expenses	319,800
Net realized gain on investments	(1,899,593)
Change in net unrealized appreciation of investments	(308,190,501)

Net cash used by operating activities	$(135,283,943)

Cash Provided in Financing Activities
Proceeds from shares sold	317,503,281
Payment for shares redeemed	(329,515,520)
Increase in payable for borrowings against line of credit	143,500,000

Net cash provided in financing activities	131,487,761

Net decrease in cash	(3,796,182)
Cash at beginning of period	3,796,182

Cash at end of period	$—

Supplemental cash flow information:
Interest paid	$6,267,781

40	See Notes to Financial Statements.

June 30, 2018	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers ten series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Income Fund, Baron Health Care Fund and Baron WealthBuilder Fund, which are non-diversified; and Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund, which are diversified. Baron WealthBuilder Fund is presented in a separate Report. The Funds’ investment objective is to seek capital appreciation. Baron Partners Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Borrowing for investment increases both investment opportunity and investment risk. Baron International Growth Fund, Baron Emerging Markets Fund and Baron Global Advantage Fund invest their assets primarily in non-U.S. companies. Baron Real Estate Fund invests its assets primarily in U.S. and non-U.S. real estate and real estate-related companies. Baron Energy and Resources Fund invests its assets primarily in U.S. and non-U.S. energy and resources companies and related companies and energy and resources master limited partnerships (“MLPs”) of any market capitalization. Baron Real Estate Income Fund invests its assets in U.S. and non-U.S. real estate income-producing securities and other real estate securities. Baron Health Care Fund invests its assets primarily in equity securities engaged in the research, development, production, sale, delivery or distribution of products and services related to the health care industry.

Each Fund offers Retail Shares, Institutional Shares and R6 Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms or other platforms. R6 Shares are for investments in the amount of $5 million or more per Fund. R6 Shares are available only to qualified 401(a) plans (including 401(k) plans, Keogh plans, profit sharing plans, money purchase pension plans, target benefit plans, defined benefit pension plans and Taft-Hartley multi-employer pension plans), endowment funds and foundations, any state, county or city, or its instrumentality, department, authority, or agency, 457 plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies, both affiliated and not affiliated with the adviser, and any entity that is considered a corporation for tax purposes, including corporate non-qualified deferred compensation plans of such corporations. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Baron Real Estate Income Fund and Baron Health Care Fund commenced investment operations on January 2, 2018 and April 30, 2018, respectively.

Baron Partners Fund was organized originally as a limited partnership in January 1992 under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a series of the Trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996 under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Funds’ share prices or net asset values (“NAV”) are calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAVs are calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. U.S. Government obligations, money market instruments, and other debt instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value

Baron Select Funds	June 30, 2018

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

convertible bonds generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at the NAV Calculation Time, except under the circumstances described below. Most foreign markets close before the NAV Calculation Time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at the NAV Calculation Time. As a result, the Adviser may use a third-party pricing service to assist in determining fair value of foreign securities. This service utilizes a systematic methodology in making fair value estimates. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and the adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Foreign Currency Translations.  Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the NAV is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions on the Statements of Operations. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending.  The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The collateral is marked-to-market daily and settled on the next business day. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

The Funds did not participate in securities lending/borrowing activities at June 30, 2018.

e) Repurchase Agreements.  The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. The information required to be disclosed by ASU No. 2011-11 for the Funds’ investments in repurchase agreements at June 30, 2018, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Statement of Net Assets.

f) Master Limited Partnerships.  The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

June 30, 2018	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

g) Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

h) Restricted Securities.  The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

i) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late year loss deferral, post-October loss deferral and wash sale loss deferral.

j) Commitments and Contingencies.  In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k) Cash and Cash Equivalents.  The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

l) Fund Diversification and Concentration.  Certain of the Funds hold non-diversified or concentrated portfolios that may contain fewer securities or invest in fewer industries than the portfolios of other mutual funds. This may increase the risk that the value of a Fund could decrease because of the poor performance of one or a few investments or of a particular industry. Additionally, non-diversified funds may encounter difficulty liquidating securities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended June 30, 2018 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$166,848,634	$29,729,483
Baron Focused Growth Fund	9,339,868	3,908,974
Baron International Growth Fund	126,641,274	56,380,440
Baron Real Estate Fund	230,334,409	316,447,435
Baron Emerging Markets Fund	1,754,795,468	1,031,876,324
Baron Energy and Resources Fund	7,861,576	6,208,801
Baron Global Advantage Fund	43,434,210	5,524,185
Baron Real Estate Income Fund	3,599,545	777,501
Baron Health Care Fund	3,565,907	185,018

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund and Baron Energy and Resources Fund equal to 1% per annum of the average daily net assets of the respective Fund. The Adviser receives a fee payable monthly from Baron International Growth Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund and Baron Health Care Fund equal to 0.88%, 0.85%, 0.75% and 0.75%, respectively, per annum of the average daily net assets of the respective Fund. The Adviser has contractually agreed to reduce its fee, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating Expense Ratio Cap
Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	1.45%	1.20%	1.20%
Baron Focused Growth Fund	1.35%	1.10%	1.10%
Baron International Growth Fund	1.20%	0.95%	0.95%
Baron Real Estate Fund	1.35%	1.10%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%	1.25%
Baron Energy and Resources Fund	1.35%	1.10%	1.09%
Baron Global Advantage Fund	1.15%	0.90%	0.90%
Baron Real Estate Income Fund	1.05%	0.80%	0.80%
Baron Health Care Fund	1.10%	0.85%	0.85%

Baron Select Funds	June 30, 2018

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees.  Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d) Fund Accounting and Administration Fees.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

e) Cross Trades.  The Funds are permitted to purchase securities from, or sell securities to, other Funds within the Trust, other funds in the Baron Investment Funds Trust and other entities advised or subadvised by the Adviser, pursuant to “Cross-Trading” Procedures adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by the respective Baron Fund from or to another fund/other entity that is or could be considered an affiliate of a Fund under certain limited circumstances by virtue of having a common investment adviser, common officers, or common trustees complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price and with no commissions. Pursuant to these procedures, for the six months ended June 30, 2018, the Funds engaged in the following cross-trades:

	Purchases	Sales	Net Realized Gains (Losses)
Baron Partners Fund	$1,681,590	$—	$—

5. LINE OF CREDIT

Baron Partners Fund participates in a committed syndicated line of credit agreement with State Street in the amount of $600 million. Depending on the outstanding loan amount, a commitment fee of 0.15% or 0.25% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on November 1, 2018. Baron Partners Fund may borrow up to the lesser of $600 million or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Federal Funds Rate or the one month LIBOR Rate plus a margin of 0.85%. An upfront fee of 0.05% is incurred on the commitment amount. For the six months ended June 30, 2018, interest expense incurred on these loans amounted to $6,669,472. During the six months ended June 30, 2018, Baron Partners Fund had an average daily balance on the line of credit of $497.0 million at a weighted average interest rate of 2.72%. At June 30, 2018, Baron Partners Fund had an outstanding balance in the amount of $569,000,000.

The Funds, (except Baron Partners Fund), together with the funds in Baron Investment Funds Trust, participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $100 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $100 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Federal Funds Rate or the one month LIBOR Rate plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

During the six months ended June 30, 2018, Baron International Growth Fund had borrowings under the line of credit and incurred interest expense of $306. For the 4 days during which there were borrowings, Baron International Growth Fund had an average daily balance on the line of credit of $1.0 million at a weighted average interest rate of 2.73%.

6. RESTRICTED SECURITIES

At June 30, 2018, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At June 30, 2018, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund
Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$41,109,802
Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017	72,273,021
Private Partnerships
Windy City Investments Holdings, L.L.C.	11/13/2007-1/27/2011	197,057

Total Restricted Securities:		$113,579,880

(Cost $98,250,037)† (5.03% of Net Assets)

†	See Statements of Net Assets for cost of individual securities.

June 30, 2018	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

6. RESTRICTED SECURITIES (Continued)

	Baron Focused Growth Fund
Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$3,869,041
Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017	5,077,922

Total Restricted Securities:		$8,946,963

(Cost $7,449,906)† (4.07% of Net Assets)
	Baron Energy and Resources Fund
Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Gravity Oilfield Services, Inc.	2/15/2017	$1,651,125

(Cost $1,498,125) (2.74% of Net Assets)

†	See Statements of Net Assets for cost of individual securities.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Baron Select Funds	June 30, 2018

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a summary of the inputs used as of June 30, 2018 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,723,733,778	$—	$—	$2,723,733,778
Private Common Stocks	—	—	41,109,802	41,109,802
Private Preferred Stocks	—	—	72,273,021	72,273,021
Private Partnerships	—	—	197,057	197,057
Short Term Investments	—	258,345	—	258,345

Total Investments	$2,723,733,778	$258,345	$113,579,880	$2,837,572,003

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on June 30, 2018. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended June 30, 2018.

	Baron Focused Growth Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$198,933,979	$—	$—	$198,933,979
Private Common Stocks	—	—	3,869,041	3,869,041
Preferred Stocks	—	12,069,206	—	12,069,206
Private Preferred Stocks	—	—	5,077,922	5,077,922

Total Investments	$198,933,979	$12,069,206	$8,946,963	$219,950,148

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on June 30, 2018. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended June 30, 2018.

	Baron International Growth Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$226,807,442	$1,425,245	$—	$228,232,687
Short Term Investments	—	28,341,743	—	28,341,743

Total Investments	$226,807,442	$29,766,988	$—	$256,574,430

$1,866,311 was transferred out of Level 2 into Level 1 at June 30, 2018 as a result of no longer adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

	Baron Real Estate Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$935,353,483	$—	$—	$935,353,483
Short Term Investments	—	27,651,407	—	27,651,407

Total Investments	$935,353,483	$27,651,407	$—	$963,004,890

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on June 30, 2018. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended June 30, 2018.

†	See Statements of Net Assets for additional detailed categorizations.

June 30, 2018	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Emerging Markets Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$4,832,620,182	$71,775,735	$—	$4,904,395,917
Preferred Stocks	348,657	—	—	348,657
Short Term Investments	—	500,563,596	—	500,563,596

Total Investments	$4,832,968,839	$572,339,331	$—	$5,405,308,170

$372,906,624 was transferred out of Level 2 into Level 1 at June 30, 2018 as a result of no longer adjusting closing prices for certain securities (as described in Note 2a), due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. $55,755,359 was transferred out of Level 1 into Level 2 at June 30, 2018 as a result of adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

	Baron Energy and Resources Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$58,680,350	$—	$—	$58,680,350
Private Common Stocks	—	—	1,651,125	1,651,125

Total Investments	$58,680,350	$—	$1,651,125	$60,331,475

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on June 30, 2018. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended June 30, 2018.

	Baron Global Advantage Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$86,306,597	$—	$—	$86,306,597
Short Term Investments	—	871,497	—	871,497

Total Investments	$86,306,597	$871,497	$—	$87,178,094

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on June 30, 2018. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended June 30, 2018.

	Baron Real Estate Income Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,805,701	$—	$—	$2,805,701
Short Term Investments	—	168,624	—	168,624

Total Investments	$2,805,701	$168,624	$—	$2,974,325

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on June 30, 2018. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended June 30, 2018.

†	See Statements of Net Assets for additional detailed categorizations.

Baron Select Funds	June 30, 2018

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Health Care Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$3,495,576	$—	$—	$3,495,576
Short Term Investments	—	295,898	—	295,898

Total Investments	$3,495,576	$295,898	$—	$3,791,474

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on June 30, 2018. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the period April 30, 2018 to June 30, 2018.

†	See Statements of Net Assets for additional detailed categorizations.

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund
Investments in Securities	Balance as of December 31, 2017	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2018	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2018
Private Common Stocks
Industrials	$34,654,835	$—	$—	$6,454,967	$—	$—	$—	$—	$41,109,802	$6,454,967
Private Preferred Stocks
Industrials	42,808,873	—	—	7,214,116	22,250,032	—	—	—	72,273,021	7,214,116
Private Partnerships
Financials	735,176	—	1,518,524	(538,119)	—	(1,518,524)	—	—	197,057	(538,119)

Total	$78,198,884	$—	$1,518,524	$13,130,964	$22,250,032	$(1,518,524)	$—	$—	$113,579,880	$13,130,964

	Baron Focused Growth Fund
Investments in Securities	Balance as of December 31, 2017	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2018	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2018
Private Common Stocks
Industrials	$3,261,533	$—	$—	$607,508	$—	$—	$—	$—	$3,869,041	$607,508
Private Preferred Stocks
Industrials	4,077,088	—	—	750,883	249,951	—	—	—	5,077,922	750,883

Total	$7,338,621	$—	$—	$1,358,391	$249,951	$—	$—	$—	$8,946,963	$1,358,391

	Baron Energy and Resources Fund
Investments in Securities	Balance as of December 31, 2017	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2018	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2018
Private Common Stocks
Energy	$1,721,250	$—	$—	$(70,125)	$—	$—	$—	$—	$1,651,125	$(70,125)

June 30, 2018	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Unobservable valuation inputs developed by the Adviser for significant (greater than 1% of net assets) Level 3 investments as of June 30, 2018 were as follows:

Baron Partners Fund
Sector	Company	Fair Value as of June 30, 2018	Valuation Technique	Unobservable Input	Weighted Average used on June 30, 2018	Range used on June 30, 2018
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$113,382,823	Combination of recent transactions, current value via comparable companies, and option-pricing methods	Change in the composite equity index of comparable companies	(0.16)%	(1.17)% - 0.73%
				Discount for lack of marketability	3.23%	3.23%
				Estimated volatility of the returns of equity[1]	28.31%	18.38% - 91.93%

Baron Focused Growth Fund
Sector	Company	Fair Value as of June 30, 2018	Valuation Technique	Unobservable Input	Weighted Average used on June 30, 2018	Range used on June 30, 2018
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$8,946,963	Combination of recent transactions, current value via comparable companies, and option- pricing methods	Change in the composite equity index of comparable companies	(0.16)%	(1.17)% - 0.73%
				Discount for lack of marketability	3.23%	3.23%
				Estimated volatility of the returns of equity[1]	28.31%	18.38% - 91.93%

Baron Energy and Resources Fund
Sector	Company	Fair Value as of June 30, 2018	Valuation Technique	Unobservable Input	Weighted Average used on June 30, 2018	Range used on June 30, 2018
Private Common Stocks: Energy	Gravity Oilfield Services, Inc.	$1,651,125	Combination of scenario analysis, current value via comparable companies, and option-pricing methods	EV/EBITDA Multiple[2]	5.74X	5.20X - 6.40X
				Scenario Probabilities	16.67%	5.00% - 45.00%
				Change in the composite equity index of comparable companies	(1.14)%	(5.25)% - 2.29%
				Discount for lack of marketability	12.16%	9.20% - 15.79%
				Estimated volatility of the returns of equity[3]	49.44%	40.42% - 61.92%

[1]

The volatility was calculated as a weighted-average of the volatilities used for the two business segments of the company. Each business segment’s volatility was calculated as the simple average volatilities of comparable companies relevant to that business segment.

[2]	The multiple was derived as a simple average of the multiples of comparable companies.
[3]

The volatility was calculated as a weighted-average of the volatilities used in six valuation scenarios. Each scenario’s volatility was calculated as the simple average of the volatilities of comparable companies.

A significant change in the EV/EBITDA multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

Baron Select Funds	June 30, 2018

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late year loss deferral, post-October loss deferral, and wash sale loss deferral. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

As of June 30, 2018, the components of net assets on a tax basis were as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Cost of investments	$1,413,550,415	$109,533,726	$214,729,742	$710,570,471	$4,912,819,324

Gross tax unrealized appreciation	1,427,915,755	110,424,955	50,282,968	257,616,770	861,806,265
Gross tax unrealized depreciation	(3,894,167)	(8,533)	(8,438,280)	(5,182,351)	(369,317,419)

Net tax unrealized appreciation	1,424,021,588	110,416,422	41,844,688	252,434,419	492,488,846
Net tax unrealized currency depreciation	—	—	(290)	(23,168)	(348,309)
Undistributed (accumulated) net investment income (loss)	(9,473,552)	(23,389)	523,272	2,306,140	6,439,327
Undistributed (accumulated) net realized gain (loss)	(6,822,302)	865,334	7,612,792	66,716,669	(886,514)
Paid-in capital	852,539,284	108,843,966	208,303,496	643,176,576	4,936,215,830

Net Assets	$2,260,265,018	$220,102,333	$258,283,958	$964,610,636	$5,433,909,180

	Baron Energy and Resources Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Cost of investments	$42,848,420	$68,149,401	$2,871,007	$3,671,109

Gross tax unrealized appreciation	20,696,361	19,958,330	138,574	178,454
Gross tax unrealized depreciation	(3,213,306)	(929,637)	(35,256)	(58,089)

Net tax unrealized appreciation (depreciation)	17,483,055	19,028,693	103,318	120,365
Net tax unrealized currency appreciation (depreciation)	—	(47,715)	(1)	3
Undistributed (accumulated) net investment income (loss)	1,068,820	(251,189)	1,933	(3,054)
Undistributed (accumulated) net realized gain (loss)	(38,244,746)	(729,685)	(120,067)	(5,220)
Paid-in capital	80,019,891	69,066,896	2,966,827	3,568,405

Net Assets	$60,327,020	$87,067,000	$2,952,010	$3,680,499

As of December 31, 2017, the Funds had capital loss carryforwards expiring as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund	Baron Energy and Resources Fund	Baron Global Advantage Fund
Short term:
No expiration date	$—	$—	$—	$—	$125,640,792	$19,510,849	$337,182

Long term:
No expiration date	—	—	—	—	—	18,442,130	638,034

June 30, 2018	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

The tax character of distributions paid during the six months ended June 30, 2018 and the fiscal year ended December 31, 2017 was as follows:

	Six Months Ended June 30, 2018			Year Ended December 31, 2017
Fund	Ordinary[1]	Long Term Capital Gain	Return of Capital	Ordinary[1]	Long Term Capital Gain	Return of Capital
Baron Partners Fund	$—	$—	$—	$—	$—	$—
Baron Focused Growth Fund	—	—	—	18,516	3,968,499	—
Baron International Growth Fund	—	—	—	—	5,523,281	—
Baron Real Estate Fund	—	—	—	—	49,502,988	—
Baron Emerging Markets Fund	—	—	—	18,258,381	—	766,584
Baron Energy and Resources Fund	—	—	—	63,663	—	—
Baron Global Advantage Fund	—	—	—	—	—	—
Baron Real Estate Income Fund	29,423	—	—	—	—	—
Baron Health Care Fund	—	—	—	—	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At June 30, 2018, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of June 30, 2018, the officers, trustees and portfolio managers owned, directly or indirectly, 53.27% of Baron Focused Growth Fund, 78.01% of Baron Real Estate Income Fund and 61.80% of Baron Health Care Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron Real Estate Income Fund and Baron Health Care Fund shareholders.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON EMERGING MARKETS FUND

Name of Issuer	Value at December 31, 2017	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at June 30, 2018	Value at June 30, 2018	Percentage of Net Assets at June 30, 2018
“Affiliated” Company as of June 30, 2018:
Lekoil Ltd.	$7,156,444	$—	$—	$592,204	$—	$—	32,618,323	$7,748,648	0.14%

[1]

An “Affiliated” Company (“affiliated person” as defined in the 1940 Act) is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the six months ended June 30, 2018.

Baron Select Funds	June 30, 2018

FINANCIAL HIGHLIGHTS (Unaudited)

BARON PARTNERS FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)	Total expenses (%)		Less: Interest expense (%)	Operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,
2018	48.75	(0.27)[1]	7.75	7.48	0.00	0.00	0.00	56.23	15.34 [2]	1.96	[3]	(0.64)[3]	1.32	[3]	(1.03)[3]	1,188.1	1.15	[2]

Year Ended December 31,
2017	37.06	(0.38)[1]	12.07	11.69	0.00	0.00	0.00	48.75	31.54	1.79		(0.45)	1.34		(0.84)	1,101.7	26.19
2016	35.62	(0.11)[1]	1.55	1.44	0.00	0.00	0.00	37.06	4.04	1.78		(0.43)	1.35		(0.31)	913.9	15.59
2015	36.74	(0.05)[1]	(0.95)	(1.00)	(0.12)	0.00	(0.12)	35.62	(2.71)	1.52		(0.20)	1.32		(0.13)	1,107.5	17.08
2014	33.32	0.23 [1]	3.19	3.42	0.00	0.00	0.00	36.74	10.26	1.51		(0.19)	1.32		0.66	1,256.3	30.82
2013	22.56	(0.19)[1]	10.95	10.76	0.00	0.00	0.00	33.32	47.69	1.67		(0.29)	1.38		(0.66)	1,125.6	18.57
2012	19.39	(0.04)[1]	3.21	3.17	0.00	0.00	0.00	22.56	16.35	1.74		(0.34)	1.40		(0.18)	653.7	13.04
2011	20.57	(0.14)[1]	(1.04)	(1.18)	0.00	0.00	0.00	19.39	(5.74)	1.71		(0.36)	1.35		(0.69)	970.4	16.96
2010	15.64	(0.09)[1]	5.02	4.93	0.00	.0.00	0.00	20.57	31.52	1.71		(0.34)	1.37		(0.51)	1,251.9	15.85
2009	12.20	(0.04)[1]	3.48	3.44	0.00	0.00	0.00	15.64	28.20	1.51		(0.10)	1.41		(0.30)	1,249.3	32.43

INSTITUTIONAL SHARES

Six Months Ended June 30,
2018	49.73	(0.21)[1]	7.92	7.71	0.00	0.00	0.00	57.44	15.50 [2]	1.70	[3]	(0.64)[3]	1.06	[3]	(0.77)[3]	927.2	1.15	[2]

Year Ended December 31,
2017	37.70	(0.27)[1]	12.30	12.03	0.00	0.00	0.00	49.73	31.91	1.53		(0.45)	1.08		(0.58)	854.9	26.19
2016	36.15	(0.02)[1]	1.57	1.55	0.00	0.00	0.00	37.70	4.29	1.52		(0.43)	1.09		(0.05)	645.3	15.59
2015	37.28	0.04 [1]	(0.95)	(0.91)	(0.22)	0.00	(0.22)	36.15	(2.43)	1.26		(0.20)	1.06		0.11	793.3	17.08
2014	33.72	0.25 [1]	3.31	3.56	0.00	0.00	0.00	37.28	10.56	1.26		(0.20)	1.06		0.69	681.5	30.82
2013	22.78	(0.12)[1]	11.06	10.94	0.00	0.00	0.00	33.72	48.02	1.41		(0.30)	1.11		(0.41)	349.0	18.57
2012	19.52	0.04 [1]	3.22	3.26	0.00	0.00	0.00	22.78	16.70	1.48		(0.35)	1.13		0.18	146.5	13.04
2011	20.66	(0.08)[1]	(1.06)	(1.14)	0.00	0.00	0.00	19.52	(5.52)	1.45		(0.36)	1.09		(0.41)	123.7	16.96
2010	15.66	(0.06)[1]	5.06	5.00	0.00	0.00	0.00	20.66	31.93	1.45		(0.34)	1.11		(0.36)	119.9	15.85
2009[4]	12.66	(0.03)[1]	3.03	3.00	0.00	0.00	0.00	15.66	23.70 [2]	1.38	[3]	(0.21)[3]	1.17	[3]	(0.31)[3]	158.5	32.43

R6 SHARES

Six Months Ended June 30,
2018	49.73	(0.17)[1]	7.88	7.71	0.00	0.00	0.00	57.44	15.50 [2]	1.74	[3]	(0.67)[3]	1.07	[3]	(0.63)[3]	145.0	1.15	[2]

Year Ended December 31,
2017	37.71	(0.26)[1]	12.28	12.02	0.00	0.00	0.00	49.73	31.88	1.52		(0.45)	1.07		(0.55)	15.5	26.19
2016[5]	38.61	(0.01)[1]	(0.89)	(0.90)	0.00	0.00	0.00	37.71	(2.33)[2]	1.62	[3]	(0.53)[3]	1.09	[3]	(0.04)[3]	8.3	15.59

[1]	Based on average shares outstanding.
[2]	Not Annualized.
[3]	Annualized.
[4]	For the period May 29, 2009 (initial offering of Institutional shares) to December 31,2009.
[5]	For the period August 31, 2016 (initial offering of R6 shares) to December 31, 2016.

52	See Notes to Financial Statements.

June 30, 2018	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:				Less distributions to shareholders from:							Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,
2018	15.38	(0.02)[1]		2.13	2.11	0.00	0.00	0.00	0.00	17.49	13.72	[3,4]	1.41	[5]	(0.06)[5]	1.35	[5]	(0.23)[5]	46.0	1.93	[4]

Year Ended December 31,
2017	12.43	(0.09)[1]		3.36	3.27	(0.00)[2]	(0.32)	0.00	(0.32)	15.38	26.36	[3]	1.40		(0.05)	1.35		(0.64)	42.4	11.48
2016	13.09	0.01	[1]	0.08	0.09	0.00	(0.75)	0.00	(0.75)	12.43	0.67	[3]	1.43		(0.08)	1.35		0.11	37.7	14.31
2015	14.21	(0.01)[1]		(0.35)	(0.36)	(0.02)	(0.74)	0.00	(0.76)	13.09	(2.42)[3]		1.39		(0.04)	1.35		(0.10)	43.7	12.18
2014	13.97	0.04	[1]	0.29	0.33	0.00	(0.09)	0.00	(0.09)	14.21	2.35	[3]	1.39		(0.04)	1.35		0.31	46.1	36.92
2013	11.26	(0.07)[1]		2.95	2.88	(0.17)	0.00	0.00	(0.17)	13.97	25.69	[3]	1.42		(0.07)	1.35		(0.53)	47.6	33.67
2012	9.71	0.24	[1]	1.31	1.55	0.00	0.00	0.00	0.00	11.26	15.96	[3]	1.48		(0.13)	1.35		2.30	31.4	38.38
2011	9.85	(0.07)[1]		(0.07)	(0.14)	0.00	0.00	0.00	0.00	9.71	(1.42)[3]		1.48		(0.13)	1.35		(0.69)	28.3	44.58
2010	8.14	(0.01)[1]		2.05	2.04	(0.33)	0.00	0.00	(0.33)	9.85	25.17	[3]	1.47		(0.12)	1.35		(0.16)	46.4	24.08
2009	6.27	0.12	[1]	2.00	2.12	(0.13)	0.00	(0.12)	(0.25)	8.14	33.77	[3]	1.52		(0.17)	1.35		1.81	39.9	34.76

INSTITUTIONAL SHARES

Six Months Ended June 30,
2018	15.66	(0.01)[1]		2.19	2.18	0.00	0.00	0.00	0.00	17.84	13.92	[4]	1.09	[5]	0.00	1.09	[5]	(0.14)[5]	74.8	1.93	[4]

Year Ended December 31,
2017	12.63	(0.06)[1]		3.41	3.35	(0.00)[2]	(0.32)	0.00	(0.32)	15.66	26.59	[3]	1.12		(0.02)	1.10		(0.39)	127.8	11.48
2016	13.25	0.05	[1]	0.08	0.13	0.00	(0.75)	0.00	(0.75)	12.63	0.97	[3]	1.13		(0.03)	1.10		0.37	128.9	14.31
2015	14.37	0.02	[1]	(0.34)	(0.32)	(0.06)	(0.74)	0.00	(0.80)	13.25	(2.12)		1.09		0.00	1.09		0.16	140.5	12.18
2014	14.10	0.08	[1]	0.28	0.36	0.00	(0.09)	0.00	(0.09)	14.37	2.54		1.09		0.00	1.09		0.56	149.2	36.92
2013	11.35	(0.04)[1]		2.99	2.95	(0.20)	0.00	0.00	(0.20)	14.10	26.09	[3]	1.12		(0.02)	1.10		(0.28)	148.4	33.67
2012	9.77	0.26	[1]	1.32	1.58	0.00	0.00	0.00	0.00	11.35	16.17	[3]	1.16		(0.06)	1.10		2.53	87.9	38.38
2011	9.88	(0.04)[1]		(0.07)	(0.11)	0.00	0.00	0.00	0.00	9.77	(1.11)[3]		1.18		(0.08)	1.10		(0.40)	63.6	44.58
2010	8.15	0.01	[1]	2.05	2.06	(0.33)	0.00	0.00	(0.33)	9.88	25.39	[3]	1.19		(0.09)	1.10		0.08	44.3	24.08
2009[6]	6.88	0.07	[1]	1.45	1.52	(0.13)	0.00	(0.12)	(0.25)	8.15	22.06	[3,4]	1.25	[5]	(0.15)[5]	1.10	[5]	1.63 [5]	36.6	34.76

R6 SHARES

Six Months Ended June 30,
2018	15.67	0.02	[1]	2.15	2.17	0.00	0.00	0.00	0.00	17.84	13.85	[3,4]	1.12	[5]	(0.02)[5]	1.10	[5]	0.21 [5]	99.3	1.93	[4]

Year Ended December 31,
2017	12.63	(0.06)[1]		3.42	3.36	(0.00)[2]	(0.32)	0.00	(0.32)	15.67	26.67	[3]	1.10		(0.00)[8]	1.10		(0.38)	22.6	11.48
2016[7]	13.87	0.02	[1]	(0.51)	(0.49)	0.00	(0.75)	0.00	(0.75)	12.63	(3.55)[3,4]		1.14	[5]	(0.04)[5]	1.10	[5]	0.53 [5]	8.6	14.31

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.
[7]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[8]	Less than 0.01%.

See Notes to Financial Statements.	53

Baron Select Funds	June 30, 2018

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:				Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,
2018	23.90	0.03	[1]	(0.11)	(0.08)	0.00	0.00	0.00	23.82	(0.33)[3,4]		1.35	[5],8	(0.15)[5]	1.20	[5]	0.23 [5]	66.2	28.90	[4]

Year Ended December 31,
2017	18.09	(0.06)[1]		6.72	6.66	0.00	(0.85)	(0.85)	23.90	36.94	[3]	1.51		(0.14)	1.37		(0.28)	56.5	31.44
2016	18.05	(0.03)[1]		0.24	0.21	(0.01)	(0.16)	(0.17)	18.09	1.14	[3]	1.65		(0.15)	1.50		(0.16)	41.8	38.90
2015	17.94	0.03	[1]	0.19	0.22	(0.08)	(0.03)	(0.11)	18.05	1.23	[3]	1.59		(0.09)	1.50		0.15	44.9	42.85
2014	18.91	0.03	[1]	(0.46)	(0.43)	(0.00)[2]	(0.54)	(0.54)	17.94	(2.33)[3]		1.63		(0.13)	1.50		0.14	53.0	34.67
2013	15.55	(0.01)[1]		3.37	3.36	0.00	0.00	0.00	18.91	21.61	[3]	1.74		(0.24)	1.50		(0.05)	17.0	40.60
2012	13.20	(0.02)[1]		2.37	2.35	0.00	0.00	0.00	15.55	17.80	[3]	1.78		(0.28)	1.50		(0.16)	15.6	39.02
2011	17.29	(0.01)[1]		(2.78)	(2.79)	(0.04)	(1.26)	(1.30)	13.20	(16.35)[3]		1.73		(0.23)	1.50		(0.05)	11.7	53.20
2010	14.11	0.01	[1]	3.38	3.39	0.00	(0.21)	(0.21)	17.29	24.22	[3]	1.76		(0.26)	1.50		0.07	15.3	32.70
2009	10.00	0.04	[1]	4.43	4.47	0.00	(0.36)	(0.36)	14.11	44.69	[3]	2.33		(0.83)	1.50		0.38	8.4	53.94

INSTITUTIONAL SHARES

Six Months Ended June 30,
2018	24.19	0.07	[1]	(0.11)	(0.04)	0.00	0.00	0.00	24.15	(0.17)[3,4]		1.07	[5],8	(0.12)[5]	0.95	[5]	0.60 [5]	177.9	28.90	[4]

Year Ended December 31,
2017	18.25	(0.01)[1]		6.80	6.79	0.00	(0.85)	(0.85)	24.19	37.33	[3]	1.23		(0.12)	1.11		(0.06)	110.8	31.44
2016	18.17	0.01	[1]	0.24	0.25	(0.01)	(0.16)	(0.17)	18.25	1.35	[3]	1.36		(0.11)	1.25		0.07	45.4	38.90
2015	18.09	0.08	[1]	0.19	0.27	(0.16)	(0.03)	(0.19)	18.17	1.48	[3]	1.31		(0.06)	1.25		0.41	53.7	42.85
2014	19.05	0.12	[1]	(0.50)	(0.38)	(0.04)	(0.54)	(0.58)	18.09	(2.07)[3]		1.34		(0.09)	1.25		0.64	52.3	34.67
2013	15.63	0.03	[1]	3.39	3.42	(0.00)[2]	0.00	(0.00)[2]	19.05	21.89	[3]	1.37		(0.12)	1.25		0.20	45.4	40.60
2012	13.25	0.01	[1]	2.40	2.41	(0.03)	0.00	(0.03)	15.63	18.17	[3]	1.40		(0.15)	1.25		0.09	39.0	39.02
2011	17.36	0.03	[1]	(2.79)	(2.76)	(0.09)	(1.26)	(1.35)	13.25	(16.13)[3]		1.38		(0.13)	1.25		0.19	30.5	53.20
2010	14.13	0.05	[1]	3.39	3.44	0.00	(0.21)	(0.21)	17.36	24.54	[3]	1.40		(0.15)	1.25		0.31	37.4	32.70
2009[6]	11.13	(0.02)[1]		3.38	3.36	0.00	(0.36)	(0.36)	14.13	30.18	[3,4]	1.89	[5]	(0.64)[5]	1.25	[5]	(0.29)[5]	22.1	53.94

R6 SHARES

Six Months Ended June 30,
2018	24.19	0.08	[1]	(0.12)	(0.04)	0.00	0.00	0.00	24.15	(0.17)[3,4]		1.07	[5],8	(0.12)[5]	0.95	[5]	0.64 [5]	14.2	28.90	[4]

Year Ended December 31,
2017	18.25	(0.02)[1]		6.81	6.79	0.00	(0.85)	(0.85)	24.19	37.33	[3]	1.22		(0.12)	1.10		(0.10)	0.8	31.44
2016[7]	19.15	(0.02)[1]		(0.71)	(0.73)	(0.01)	(0.16)	(0.17)	18.25	(3.83)[3,4]		1.38	[5]	(0.14)[5]	1.24	[5]	(0.31)[5]	0.4	38.90

[1] Based on average shares outstanding. [2] Less than $0.01 per share. [3] The total returns would have been lower had certain expenses not been reduced during the period shown. [4] Not Annualized.

[5] Annualized.

[6] For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.

[7] For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.

[8]  Interest expense rounds to less than 0.01%.

54	See Notes to Financial Statements.

June 30, 2018	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:				Less distributions to shareholders from:							Ratios to Average Net Assets:							Supplemental Data:
	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)		Net assets (in millions), end of period (%)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,
2018	29.58	0.00	[1,3]	(1.29)	(1.29)	0.00	0.00	0.00	0.00	28.29	(4.36)[5]		1.31	[6]	0.00	1.31	[6]	0.01	[6]	367.2	23.46	[5]

Year Ended December 31,
2017	23.67	0.00	[1,3]	7.32	7.32	0.00	(1.41)	0.00	(1.41)	29.58	31.04		1.32		0.00	1.32		0.01		426.7	44.56
2016	24.24	(0.02)[1]		(0.47)	(0.49)	0.00	(0.08)	0.00	(0.08)	23.67	(2.01)		1.33		0.00	1.33		(0.07)		434.0	55.50
2015	25.92	(0.06)[1]		(1.14)	(1.20)	(0.01)	(0.47)	0.00	(0.48)	24.24	(4.65)		1.31		0.00	1.31		(0.23)		788.9	50.50
2014	22.25	0.04	[1]	3.66	3.70	(0.03)	0.00	0.00	(0.03)	25.92	16.61		1.32		0.00	1.32		0.17		782.8	24.40
2013	17.52	(0.05)[1]		4.80	4.75	0.00	(0.02)	0.00	(0.02)	22.25	27.12		1.35		0.00	1.35		(0.23)		539.5	19.36
2012	12.51	0.01	[1]	5.31	5.32	0.00	(0.31)	0.00	(0.31)	17.52	42.60	[4]	1.76		(0.41)	1.35		0.07		53.6	30.14
2011	12.66	(0.01)[1]		0.07 [2]	0.06	(0.00)[3]	(0.21)	0.00	(0.21)	12.51	0.63	[4]	2.33		(0.98)	1.35		(0.08)		10.9	70.99
2010	10.00	0.02	[1]	2.64	2.66	0.00	0.00	0.00	0.00	12.66	26.60	[4]	4.35		(3.00)	1.35		0.14		5.5	58.03

INSTITUTIONAL SHARES

Six Months Ended June 30,
2018	30.01	0.04	[1]	(1.32)	(1.28)	0.00	0.00	0.00	0.00	28.73	(4.27)[5]		1.06	[6]	0.00	1.06	[6]	0.28	[6]	586.3	23.46	[5]

Year Ended December 31,
2017	23.93	0.07	[1]	7.42	7.49	0.00	(1.41)	0.00	(1.41)	30.01	31.42		1.06		0.00	1.06		0.26		657.6	44.56
2016	24.51	0.04	[1]	(0.47)	(0.43)	0.00	(0.08)	(0.07)	(0.15)	23.93	(1.75)		1.07		0.00	1.07		0.19		514.6	55.50
2015	26.14	0.01	[1]	(1.16)	(1.15)	(0.01)	(0.47)	0.00	(0.48)	24.51	(4.42)		1.06		0.00	1.06		0.04		992.8	50.50
2014	22.43	0.11	[1]	3.68	3.79	(0.08)	0.00	0.00	(0.08)	26.14	16.93		1.06		0.00	1.06		0.44		919.7	24.40
2013	17.64	0.03	[1]	4.81	4.84	(0.00)[3]	(0.02)	(0.03)	(0.05)	22.43	27.48		1.09		0.00	1.09		0.15		486.1	19.36
2012	12.56	0.06	[1]	5.33	5.39	0.00	(0.31)	0.00	(0.31)	17.64	42.99	[4]	1.44		(0.34)	1.10		0.36		35.5	30.14
2011	12.69	0.02	[1]	0.07 [2]	0.09	(0.01)	(0.21)	0.00	(0.22)	12.56	0.80	[4]	2.14		(1.04)	1.10		0.17		4.9	70.99
2010	10.00	0.04	[1]	2.65	2.69	0.00	0.00	0.00	0.00	12.69	26.90	[4]	4.26		(3.16)	1.10		0.36		3.2	58.03

R6 SHARES

Six Months Ended June 30,
2018	30.01	0.06	[1]	(1.33)	(1.27)	0.00	0.00	0.00	0.00	28.74	(4.23)[5]		1.06	[6]	0.00	1.06	[6]	0.44	[6]	11.1	23.46	[5]

Year Ended December 31,
2017	23.93	0.07	[1]	7.42	7.49	0.00	(1.41)	0.00	(1.41)	30.01	31.42		1.06		0.00	1.06		0.26		3.3	44.56
2016[7]	21.80	0.02	[1]	2.26	2.28	0.00	(0.08)	(0.07)	(0.15)	23.93	10.47	[5]	1.07	[6]	0.00	1.07	[6]	0.08	[6]	2.0	55.50

[1]	Based on average shares outstanding.
[2]

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Not Annualized.
[6]	Annualized.
[7]	For the period January 29, 2016 (initial offering of R6 Shares) to December 31, 2016.

See Notes to Financial Statements.	55

Baron Select Funds	June 30, 2018

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:				Less distributions to shareholders from:							Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,
2018	15.33	0.01	[1]	(1.35)	(1.34)	0.00	0.00	0.00	0.00	13.99	(8.74)[3]		1.36	[4]	0.00	1.36	[4]	0.13 [4]	1,079.2	20.04	[3]

Year Ended December 31,
2017	10.95	0.03	[1]	4.39	4.42	(0.04)	0.00	(0.00)[6]	(0.04)	15.33	40.34		1.36		0.00	1.36		0.23	1,121.4	30.75
2016	10.57	0.04	[1]	0.36	0.40	(0.02)	0.00	0.00	(0.02)	10.95	3.75		1.38		0.00	1.38		0.33	768.5	25.31
2015	11.91	0.03	[1]	(1.36)	(1.33)	(0.01)	0.00	0.00	(0.01)	10.57	(11.16)		1.45		0.00	1.45		0.25	665.5	26.34
2014	11.54	0.07	[1]	0.33	0.40	(0.03)	0.00	0.00	(0.03)	11.91	3.47	[2]	1.52		(0.02)	1.50		0.56	649.7	23.38
2013	10.06	(0.06)[1]		1.54	1.48	0.00	0.00	0.00	0.00	11.54	14.71	[2]	1.90		(0.40)	1.50		(0.53)	259.6	14.68
2012	8.28	(0.04)[1]		1.94	1.90	(0.12)	0.00	0.00	(0.12)	10.06	22.98	[2]	4.01		(2.51)	1.50		(0.39)	2.9	42.68
2011	10.00	(0.03)[1]		(1.69)	(1.72)	0.00	0.00	0.00	0.00	8.28	(17.20)[2]		4.49		(2.99)	1.50		(0.32)	2.0	45.86

INSTITUTIONAL SHARES

Six Months Ended June 30,
2018	15.37	0.03	[1]	(1.35)	(1.32)	0.00	0.00	0.00	0.00	14.05	(8.59)[3]		1.10	[4]	0.00	1.10	[4]	0.42 [4]	4,346.9	20.04	[3]

Year Ended December 31,
2017	10.98	0.06	[1]	4.40	4.46	(0.07)	0.00	(0.00)[6]	(0.07)	15.37	40.63		1.10		0.00	1.10		0.47	3,842.5	30.75
2016	10.59	0.06	[1]	0.37	0.43	(0.04)	0.00	0.00	(0.04)	10.98	4.08		1.13		0.00	1.13		0.57	1,832.8	25.31
2015	11.94	0.06	[1]	(1.37)	(1.31)	(0.04)	0.00	0.00	(0.04)	10.59	(10.97)		1.20		0.00	1.20		0.49	1,040.9	26.34
2014	11.56	0.09	[1]	0.34	0.43	(0.05)	0.00	0.00	(0.05)	11.94	3.75	[2]	1.27		(0.02)	1.25		0.76	697.8	23.38
2013	10.05	0.01	[1]	1.50	1.51	0.00	0.00	0.00	0.00	11.56	15.02	[2]	1.80		(0.55)	1.25		0.05	116.0	14.68
2012	8.30	(0.01)[1]		1.93	1.92	(0.17)	0.00	0.00	(0.17)	10.05	23.22	[2]	3.37		(2.12)	1.25		(0.14)	6.0	42.68
2011	10.00	(0.01)[1]		(1.69)	(1.70)	0.00	0.00	0.00	0.00	8.30	(17.00)[2]		3.83		(2.58)	1.25		(0.07)	4.3	45.86

R6 SHARES

Six Months Ended June 30,
2018	15.38	0.04	[1]	(1.36)	(1.32)	0.00	0.00	0.00	0.00	14.06	(8.58)[3]		1.11	[4]	0.00	1.11	[4]	0.52 [4]	7.8	20.04	[3]

Year Ended December 31,
2017	10.99	0.07	[1]	4.39	4.46	(0.07)	0.00	(0.00)[6]	(0.07)	15.38	40.59		1.11		0.00	1.11		0.49	4.9	30.75
2016[5]	9.94	0.05	[1]	1.04	1.09	(0.04)	0.00	0.00	(0.04)	10.99	10.99	[3]	1.13	[4]	0.00	1.13	[4]	0.48 [4]	0.7	25.31

[1] Based on average shares outstanding.

[2] The total returns would have been lower had certain expenses not been reduced during the period shown.

[3] Not Annualized.

[4]  Annualized.

[5]  For the period January 29, 2016 (initial offering of R6 shares) to December 31, 2016.

[6] Less than $0.01 per share.

56	See Notes to Financial Statements.

June 30, 2018	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON ENERGY AND RESOURCES FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:				Less distributions to shareholders from:					Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,
2018	8.19	0.00	[1,7]	0.47	0.47	0.00	0.00	0.00	8.66	5.74 [2,3]	1.79	[4]	(0.44)[4]	1.35	[4]	0.11 [4]	41.0	10.80	[3]

Year Ended December 31,
2017	9.00	(0.01)[1]		(0.79)	(0.80)	(0.01)	0.00	(0.01)	8.19	(8.90)[2]	1.66	[6]	(0.31)	1.35		(0.07)	37.6	23.48
2016	7.03	0.02	[1]	1.95	1.97	0.00	0.00	0.00	9.00	28.02 [2]	1.70	[6]	(0.35)	1.35		0.28	72.8	53.52
2015	10.33	0.02	[1]	(3.31)	(3.29)	0.00	(0.01)	(0.01)	7.03	(31.88)[2]	1.58		(0.23)	1.35		0.24	56.4	48.19
2014	11.84	(0.01)[1]		(1.50)	(1.51)	0.00	0.00	0.00	10.33	(12.75)[2]	1.79		(0.44)	1.35		(0.04)	39.7	23.12
2013	9.46	(0.01)[1]		2.40	2.39	(0.01)	0.00	(0.01)	11.84	25.32 [2]	2.25		(0.90)	1.35		(0.05)	29.2	25.60
2012	10.00	(0.03)[1]		(0.51)	(0.54)	0.00	0.00	0.00	9.46	(5.40)[2]	9.07		(7.72)	1.35		(0.36)	1.8	35.74

INSTITUTIONAL SHARES

Six Months Ended June 30,
2018	8.31	0.02	[1]	0.47	0.49	0.00	0.00	0.00	8.80	5.90 [2,3]	1.54	[4]	(0.44)[4]	1.10	[4]	0.37 [4]	18.7	10.80	[3]

Year Ended December 31,
2017	9.11	0.01	[1]	(0.80)	(0.79)	(0.01)	0.00	(0.01)	8.31	(8.68)[2]	1.42	[6]	(0.32)	1.10		0.14	16.9	23.48
2016	7.10	0.04	[1]	1.97	2.01	0.00	0.00	0.00	9.11	28.31 [2]	1.46	[6]	(0.36)	1.10		0.56	30.7	53.52
2015	10.41	0.05	[1]	(3.35)	(3.30)	0.00	(0.01)	(0.01)	7.10	(31.73)[2]	1.29		(0.19)	1.10		0.53	22.8	48.19
2014	11.91	0.03	[1]	(1.53)	(1.50)	0.00	0.00	0.00	10.41	(12.59)[2]	1.52		(0.42)	1.10		0.22	29.3	23.12
2013	9.48	0.02	[1]	2.41	2.43	0.00	0.00	0.00	11.91	25.63 [2]	2.84		(1.74)	1.10		0.20	4.0	25.60
2012	10.00	(0.01)[1]		(0.51)	(0.52)	0.00	0.00	0.00	9.48	(5.20)[2]	8.65		(7.55)	1.10		(0.11)	1.4	35.74

R6 SHARES

Six Months Ended June 30,
2018	8.31	0.02	[1]	0.47	0.49	0.00	0.00	0.00	8.80	5.90 [2,3]	1.49	[4]	(0.40)[4]	1.09	[4]	0.38 [4]	0.6	10.80	[3]

Year Ended December 31,
2017	9.10	0.00	[1,7]	(0.78)	(0.78)	(0.01)	0.00	(0.01)	8.31	(8.58)[2]	1.40	[6]	(0.31)	1.09		0.03	0.4	23.48
2016[5]	8.55	(0.01)[1]		0.56	0.55	0.00	0.00	0.00	9.10	6.43 [2,3]	1.55	[4,6]	(0.46)[4]	1.09	[4]	(0.23)[4]	0.4	53.52

[1] Based on average shares outstanding. [2] The total returns would have been lower had certain expenses not been reduced during the period shown. [3] Not Annualized. [4] Annualized.
[5] For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016. [6] Interest expense rounds to less than 0.01%. [7] Less than $0.01 per share.

See Notes to Financial Statements.	57

Baron Select Funds	June 30, 2018

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON GLOBAL ADVANTAGE FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:										Supplemental Data:
	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Total expenses (%)		Less: Interest expense (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,
2018	20.56	(0.09)[2]	2.72	2.63	0.00	0.00	0.00	23.19	12.74	[4,6]	1.53	[8]	0.00	[8]	1.53	[8]	(0.38)[8]	1.15	[8]	(0.82)[8]	43.9	8.39	[6]

Year Ended December 31,
2017	13.75	(0.18)[2]	6.99	6.81	0.00	0.00	0.00	20.56	49.53	[4]	2.07		(0.01)		2.06		(0.70)	1.36		(1.01)	18.4	27.98
2016	13.91	(0.18)[2]	0.02 [10]	(0.16)	0.00	0.00	0.00	13.75	(1.15)[4]		3.86		0.00		3.86		(2.36)	1.50		(1.30)	5.0	21.48
2015	14.20	(0.11)[2]	(0.14)	(0.25)	(0.02)	(0.02)	(0.04)	13.91	(1.72)[4]		3.19		0.00		3.19		(1.69)	1.50		(0.75)	6.2	25.88
2014	13.51	0.02 [2]	0.67	0.69	0.00	(0.00)[3]	0.00	14.20	5.11	[4,5]	3.61		0.00		3.61		(2.11)	1.50		0.18	3.9	123.51
2013	10.41	(0.02)[2]	3.12	3.10	0.00	0.00	0.00	13.51	29.78	[4]	5.51		0.00		5.51		(4.01)	1.50		(0.20)	2.3	32.78
2012[1]	10.00	(0.02)[2]	0.43	0.41	0.00	0.00	0.00	10.41	4.10	[4,6]	8.35	[7,8]	0.00	[7,8]	8.35	[7,8]	(6.85)[7,8]	1.50	[7,8]	(0.38)[7,8]	1.5	24.64	[6]

INSTITUTIONAL SHARES

Six Months Ended June 30,
2018	20.77	(0.07)[2]	2.75	2.68	0.00	0.00	0.00	23.45	12.85	[4,6]	1.26	[8]	0.00	[8]	1.26	[8]	(0.36)[8]	0.90	[8]	(0.58)[8]	38.2	8.39	[6]

Year Ended December 31,
2017	13.87	(0.14)[2]	7.04	6.90	0.00	0.00	0.00	20.77	49.75	[4]	1.70		(0.01)		1.69		(0.61)	1.08		(0.77)	24.8	27.98
2016	14.00	(0.14)[2]	0.01 [10]	(0.13)	0.00	0.00	0.00	13.87	(0.93)[4]		3.55		0.00		3.55		(2.30)	1.25		(1.06)	4.6	21.48
2015	14.28	(0.07)[2]	(0.15)	(0.22)	(0.04)	(0.02)	(0.06)	14.00	(1.51)[4]		2.89		0.00		2.89		(1.64)	1.25		(0.47)	5.3	25.88
2014	13.56	0.07 [2]	0.65	0.72	0.00	(0.00)[3]	0.00	14.28	5.32	[4,5]	2.92		0.00		2.92		(1.67)	1.25		0.48	4.1	123.51
2013	10.42	0.00 [2,3]	3.14	3.14	0.00	0.00	0.00	13.56	30.13	[4]	4.91		0.00		4.91		(3.66)	1.25		0.02	3.3	32.78
2012[1]	10.00	(0.02)[2]	0.44	0.42	0.00	0.00	0.00	10.42	4.20	[4,6]	7.33	[7,8]	0.00	[7,8]	7.33	[7,8]	(6.08)[7,8]	1.25	[7,8]	(0.30)[7,8]	1.6	24.64	[6]

R6 SHARES

Six Months Ended June 30,
2018	20.79	(0.06)[2]	2.73	2.67	0.00	0.00	0.00	23.46	12.84	[4,6]	1.24	[8]	0.00	[8]	1.24	[8]	(0.34)[8]	0.90	[8]	(0.55)[8]	5.0	8.39	[6]

Year Ended December 31,
2017	13.87	(0.14)[2]	7.06	6.92	0.00	0.00	0.00	20.79	49.89	[4]	1.69		(0.01)		1.68		(0.59)	1.09		(0.75)	0.4	27.98
2016[9]	14.37	(0.07)[2]	(0.43)	(0.50)	0.00	0.00	0.00	13.87	(3.48)[4,6]		4.11	[8]	0.00	[8]	4.11	[8]	(2.87)[8]	1.24	[8]	(1.52)[8]	0.1	21.48

[1]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]

The Adviser made a voluntary payment to the Fund in the amount of $47,291 to compensate the Fund for a loss incurred due to a shareholder activity processing error. The impact of this payment increased the Fund’s total return by 0.54%.

[6]	Not Annualized.
[7]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
[8]	Annualized.
[9]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[10]

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

58	See Notes to Financial Statements.

June 30, 2018	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON REAL ESTATE INCOME FUND

Selected data for a share outstanding throughout the period:

		Income (loss) from investment operations:				Less distributions to shareholders from:					Ratios to Average Net Assets:							Supplemental Data:
	Net asset value, beginning of period ($)	Net investment income ($)		Net realized and unrealized loss on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (%)		Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,
2018	10.00	0.09	[1]	(0.12)	(0.03)	(0.10)	0.00	(0.10)	9.87	(0.25)[2,3]	9.41	[4]	(8.36)[4]	1.05	[4]	1.95	[4]	0.3	30.61	[3]

INSTITUTIONAL SHARES

Six Months Ended June 30,

2018	10.00	0.11	[1]	(0.13)	(0.02)	(0.10)	0.00	(0.10)	9.88	(0.15)[2,3]	6.24	[4]	(5.44)[4]	0.80	[4]	2.41	[4]	2.2	30.61	[3]

R6 SHARES

Six Months Ended June 30,

2018	10.00	0.14	[1]	(0.15)	(0.01)	(0.10)	0.00	(0.10)	9.89	(0.05)[2,3]	6.22	[4]	(5.42)[4]	0.80	[4]	3.06	[4]	0.5	30.61	[3]

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.

See Notes to Financial Statements.	59

Baron Select Funds	June 30, 2018

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON HEALTH CARE FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, beginning of period ($)	Net investment loss ($)	Net realized and unrealized gain on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment loss (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Period Ended June 30,
2018[1]	10.00	(0.01)[2]	0.49	0.48	0.00	0.00	0.00	10.48	4.80	[3,4]	7.72	[5]	(6.62)[5]	1.10	[5]	(0.75)[5]	1.8	7.94	[4]

INSTITUTIONAL SHARES

Period Ended June 30,
2018[1]	10.00	(0.01)[2]	0.50	0.49	0.00	0.00	0.00	10.49	4.90	[3,4]	7.56	[5]	(6.71)[5]	0.85	[5]	(0.47)[5]	1.7	7.94	[4]

R6 SHARES

Period Ended June 30,
2018[1]	10.00	(0.01)[2]	0.49	0.48	0.00	0.00	0.00	10.48	4.80	[3,4]	7.19	[5]	(6.34)[5]	0.85	[5]	(0.33)[5]	0.2	7.94	[4]

[1] For the period April 30, 2018 (commencement of operations) to June 30, 2018.

[2] Based on average shares outstanding.

[3] The total returns would have been lower had certain expenses not been reduced during the period shown.

[4] Not Annualized. [5] Annualized.

60	See Notes to Financial Statements.

June 30, 2018	Baron Select Funds

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on January 1, 2018 and held for the six months ended June 30, 2018.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 20181

	Actual Total Return	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	15.34%	$1,000.00	$1,153.40		1.96%[2]	$10.46
Baron Partners Fund — Institutional Shares	15.50%	$1,000.00	$1,155.00		1.70%[2]	$9.08
Baron Partners Fund — R6 Shares	15.50%	$1,000.00	$1,155.00		1.74%[2]	$9.30
Baron Focused Growth Fund — Retail Shares	13.72%	$1,000.00	$1,137.20	[5]	1.35%[6]	$7.15
Baron Focused Growth Fund — Institutional Shares	13.92%	$1,000.00	$1,139.20		1.09%	$5.78
Baron Focused Growth Fund — R6 Shares	13.85%	$1,000.00	$1,138.50	[5]	1.10%[6]	$5.83
Baron International Growth Fund — Retail Shares	(0.33)%	$1,000.00	$996.70	[5]	1.20%[6]	$5.94
Baron International Growth Fund — Institutional Shares	(0.17)%	$1,000.00	$998.30	[5]	0.95%[6]	$4.71
Baron International Growth Fund — R6 Shares	(0.17)%	$1,000.00	$998.30	[5]	0.95%[6]	$4.71
Baron Real Estate Fund — Retail Shares	(4.36)%	$1,000.00	$956.40		1.31%	$6.35
Baron Real Estate Fund — Institutional Shares	(4.27)%	$1,000.00	$957.30		1.06%	$5.14
Baron Real Estate Fund — R6 Shares	(4.23)%	$1.000.00	$957.70		1.06%	$5.15
Baron Emerging Markets Fund — Retail Shares	(8.74)%	$1,000.00	$912.60		1.36%	$6.45
Baron Emerging Markets Fund — Institutional Shares	(8.59)%	$1,000.00	$914.10		1.10%	$5.22
Baron Emerging Markets Fund — R6 Shares	(8.58)%	$1,000.00	$914.20		1.11%	$5.27
Baron Energy & Resources Fund — Retail Shares	5.74%	$1,000.00	$1,057.40	[5]	1.35%[6]	$6.89
Baron Energy & Resources Fund — Institutional Shares	5.90%	$1,000.00	$1,059.00	[5]	1.10%[6]	$5.62
Baron Energy & Resources Fund — R6 Shares	5.90%	$1,000.00	$1,059.00	[5]	1.09%[6]	$5.56
Baron Global Advantage Fund — Retail Shares	12.74%	$1,000.00	$1,127.40	[5]	1.15%[6]	$6.07
Baron Global Advantage Fund — Institutional Shares	12.85%	$1,000.00	$1,128.50	[5]	0.90%[6]	$4.75
Baron Global Advantage Fund — R6 Shares	12.84%	$1,000.00	$1,128.40	[5]	0.90%[6]	$4.75
Baron Real Estate Income Fund — Retail Shares	(0.25)%	$1,000.00	$997.50	[5]	1.05%[6]	$5.20
Baron Real Estate Income Fund — Institutional Shares	(0.15)%	$1,000.00	$998.50	[5]	0.80%[6]	$3.96
Baron Real Estate Income Fund — R6 Shares	(0.05)%	$1,000.00	$999.50	[5]	0.80%[6]	$3.97
Baron Health Care Fund — Retail Shares	4.80%	$1,000.00	$1,048.00	[5]	1.10%[6]	$1.88	[4]
Baron Health Care Fund — Institutional Shares	4.90%	$1,000.00	$1,049.00	[5]	0.85%[6]	$1.46	[4]
Baron Health Care Fund — R6 Shares	4.80%	$1,000.00	$1,048.00	[5]	0.85%[6]	$1.45	[4]

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended June 30, 2018, includes 1.32%, 1.06% and 1.07% for net operating expenses and 0.64%, 0.64% and 0.67% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]

Baron Health Care Fund commenced operations on April 30, 2018. Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[5]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[6]	Annualized expense ratios are adjusted to reflect fee waiver.

Baron Select Funds	June 30, 2018

FUND EXPENSES (Unaudited) (Continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 2018

	Hypothetical Annualized Total Return	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	5.00%	$1,000.00	$1,015.08		1.96%[2]	$9.79
Baron Partners Fund — Institutional Shares	5.00%	$1,000.00	$1,016.36		1.70%[2]	$8.50
Baron Partners Fund — R6 Shares	5.00%	$1,000.00	$1,016.17		1.74%[2]	$8.70
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.10	[4]	1.35%[5]	$6.76
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.39		1.09%	$5.46
Baron Focused Growth Fund — R6 Shares	5.00%	$1,000.00	$1,019.34	[4]	1.10%[5]	$5.51
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.84	[4]	1.20%[5]	$6.01
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76
Baron International Growth Fund — R6 Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.30		1.31%	$6.56
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.54		1.06%	$5.31
Baron Real Estate Fund — R6 Shares	5.00%	$1,000.00	$1,019.54		1.06%	$5.31
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,018.05		1.36%	$6.80
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,019.34		1.10%	$5.51
Baron Emerging Markets Fund — R6 Shares	5.00%	$1,000.00	$1,019.29		1.11%	$5.56
Baron Energy & Resources Fund — Retail Shares	5.00%	$1,000.00	$1,018.10	[4]	1.35%[5]	$6.76
Baron Energy & Resources Fund — Institutional Shares	5.00%	$1,000.00	$1,019.34	[4]	1.10%[5]	$5.51
Baron Energy & Resources Fund — R6 Shares	5.00%	$1,000.00	$1,019.39	[4]	1.09%[5]	$5.46
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,019.09	[4]	1.15%[5]	$5.76
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,020.33	[4]	0.90%[5]	$4.51
Baron Global Advantage Fund — R6 Shares	5.00%	$1,000.00	$1,020.33	[4]	0.90%[5]	$4.51
Baron Real Estate Income Fund — Retail Shares	5.00%	$1,000.00	$1,019.59	[4]	1.05%[5]	$5.26
Baron Real Estate Income Fund — Institutional Shares	5.00%	$1,000.00	$1,020.83	[4]	0.80%[5]	$4.01
Baron Real Estate Income Fund — R6 Shares	5.00%	$1,000.00	$1,020.83	[4]	0.80%[5]	$4.01
Baron Health Care Fund — Retail Shares	5.00%	$1,000.00	$1,019.34	[4]	1.10%[5]	$5.51
Baron Health Care Fund — Institutional Shares	5.00%	$1,000.00	$1,020.58	[4]	0.85%[5]	$4.26
Baron Health Care Fund — R6 Shares	5.00%	$1,000.00	$1,020.58	[4]	0.85%[5]	$4.26

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended June 30, 2018, includes 1.32%, 1.06% and 1.07% for net operating expenses and 0.64%, 0.64% and 0.67% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

June 30, 2018	Baron Select Funds

2018 DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS (Unaudited)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on May 7, 2018 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund (each, a “Fund” and collectively, the “Funds”). The members of the Board who are not affiliated with the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the advisory agreements for the Funds. An independent consultant provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from the independent consultant, and were advised by independent legal counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the advisory agreements for the Funds for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of services provided by the Adviser, the Independent Trustees considered the information provided, including their experience and knowledge gained from their service as Trustees and their experience generally, including the following, which they had considered in past years and remained, in their thinking, material to their consideration:

•	Their confidence in the senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, extent and quality of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

•

The Adviser’s investment principles and processes and the historical performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•	The total expense ratio of the Funds and comparisons to similar funds managed by other advisers over comparable periods;

•

The costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for implementation of investment strategies, and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds; and

•	Additional services provided by the Adviser.

The Board was provided with information from the Adviser and the independent consultant regarding the fees charged by the Adviser as compared to the fees charged by comparable funds. This information compared various fees and expenses, as well as the total expense ratios, of the Funds against the fees, expenses and total expense ratios of other funds of similar size, character and investment strategies (“comparable funds”). The Board observed that, for the retail and institutional classes of most of the Funds, while the management fee was comparatively higher, the other expenses paid by the Funds generally were comparatively lower, when compared to respective peer groups. They concluded that the nature, extent and quality of the services the Adviser provides, including performance consistent with its investing principles, supported approval of the investment advisory agreement for each Fund.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

As part of its consideration of the investment performance of the Funds and the Adviser, the Board took into account the analyses performed by and discussed with the independent consultant. The Board considered for each Fund, among other information, the independent consultant’s comparisons of the expense ratio and contractual advisory fee with those of the comparable funds selected by the independent consultant, as noted above. The Board also considered the independent consultant’s risk-adjusted performance comparisons with comparable funds. The Board also considered comparisons of each Fund’s annualized total return over one-, three-, five- and ten-year periods, where applicable, against the comparable funds and performance universe averages and relevant securities market indices. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that each Fund’s performance remained consistent with expectations for the Adviser’s investment style, in light of recent market conditions.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. Representatives of the Adviser said the Board should consider the advisory fee in the context of other fees paid to the Adviser’s affiliates, such as the distribution fee paid to Baron Capital, Inc. and paid out pursuant to the 12b-1 plan.

The Board considered comparisons of the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to sub-advised accounts and separately managed accounts. The Board considered that, while the advisory fees for the other clients are the same as, or lower than, the fees for the Funds, the Adviser or its affiliate performs significantly fewer services for those clients compared with those provided by the Adviser to the Funds. The Board also considered a profitability analysis prepared by the Adviser and discussed with the representatives of the Adviser that the Adviser has continued to invest in quality personnel, systems and facilities, and otherwise continued to invest in its business, even as profits had declined in recent years due to persistent outflows.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which each Fund’s management fee reflected economies of scale for the benefit of Fund shareholders, appreciating that the economies of scale analysis is predicated on generally predictable increasing assets and noting the small size of certain Funds and the significant fluctuation in assets in recent years. The Board considered that small- and mid-cap investment strategies require more attention by the Adviser than a strategy that involves other types of investing, particularly as asset size increases. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business. The Board members reiterated their intention to continue to scrutinize the extent of economies of scale, asset growth and BAMCO’s plans to invest further to support the Funds. The Board concluded that approval of the management fee for each Fund was supportable in light of the services provided as discussed at this meeting.

After due consideration of the above-enumerated factors and other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the continuance of each Fund’s investment advisory agreement and the modification of the expense caps for Baron International Growth Fund and Baron Global Advantage Fund.

Baron Select Funds	June 30, 2018

BARON HEALTH CARE FUND - 2018 DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS (Unaudited)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on February 22, 2018 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreement for Baron Health Care Fund (the “Fund”). The members of the Board who are not affiliated with the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the advisory agreement for the Fund. Because, at its May 4, 2017 meeting, the Board had considered the annual review of the Investment Advisory Agreements, Distribution Agreements, and 12b-1 Plans, had received presentations from an independent consultant and from management about the relevant fees, expenses and services, and, from independent legal counsel, about the legal standards, similar materials were not presented at this meeting upon the Board’s confirmation that they recalled and understood the application to the Fund of the information to the presentations received and the deliberations undertaken. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the advisory agreement for the Fund for an initial term of two years.

The Board considered a broad scope of information, including the following, which they had considered in past years and remained in their thinking, as material to their consideration:

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of proposed services to be provided by the Adviser, the Independent Trustees relied on the information they received at this meeting, as well as other information they received at the May 4, 2017 meeting and at other times. In particular, the Board considered the following:

•	Its confidence in the Adviser’s senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, quality and the level of long-term performance of the services provided by the Adviser to the Funds, which were expected to be provided to the Fund, including: intensive devotion to research, relationships with and supervision of third party service providers, such as the custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services to be provided to the Fund and the support services provided to the Board and, with respect to the Fund, the selection of broker/dealers for portfolio transactions;

•

The Adviser’s investment principles and processes and the Board members’ general understanding of historical performance of the other Funds the Adviser advises as compared to similar funds managed by other advisers;

•	The anticipated total expense ratio of the Fund;

•	The costs of portfolio management, including the types of investments to be made for the Fund and the personnel and systems necessary for implementation of the investment strategy; and

•	Any additional services to be provided by the Adviser.

The Board concluded that the nature, extent and quality of the services to be provided by the Adviser to the Fund were appropriate and that they would likely benefit from those services to be provided under the Investment Advisory Agreement with the Adviser.

2. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

As part of its consideration of the cost of services to be provided, the Board examined the fees to be charged by the Adviser as compared to the fees charged by comparable funds. The Board also discussed and considered certain services to be provided to the Fund, which include accounting, oversight of service providers, legal, regulatory, compliance, risk management and Trustee support.

In addition, the Board also considered the financial condition of the Adviser and its affiliates. Since the Fund is newly formed, had not commenced operations and the eventual aggregate amount of its assets is uncertain, the Adviser was not able to provide the Board with specific information concerning the cost of services to be provided and the expected profits to be realized by the Adviser and its affiliate from their relationships with the Fund.

The Board concluded that the proposed management fee was supportable in light of the services to be provided.

3. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

Since the Fund is newly formed, had not commenced operations and the eventual aggregate amount of the Fund’s assets, uncertain, the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. It was agreed that the issue would be revisited no later than when the Board next reviewed the advisory fee in connection with the renewal of the advisory contract for the Fund.

After due consideration of the above-enumerated factors, among others, the Board, including a majority of the Independent Trustees, approved the advisory agreement for the Fund for an initial term of two years.

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JUNE 18

June 30, 2018

Baron WealthBuilder Fund

Semi-Annual Financial Report

DEAR BARON WEALTHBUILDER FUND SHAREHOLDER:

In this report, you will find unaudited financial statements for Baron WealthBuilder Fund® (the “Fund”) for the six months ended June 30, 2018. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer August 24, 2018	Linda S. Martinson Chairman, President and Chief Operating Officer August 24, 2018	Peggy Wong Treasurer and Chief Financial Officer August 24, 2018

This Semi-Annual Financial Report is for the Baron WealthBuilder Fund. If you are interested in the other series of Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund and Baron Health Care Fund series, or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund and Baron Durable Advantage Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Legal Notices” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by calling 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund, unless accompanied or preceded by the Fund’s current prospectus or summary prospectus.

Baron WealthBuilder Fund (Unaudited)	June 30, 2018

Baron WealthBuilder Fund is an open end, no-load mutual fund that invests only in Baron Funds. Long-term capital appreciation is its objective. It is not a target date fund.

1.

Baron WealthBuilder Fund’s objective is to provide investors with a diversified portfolio of Baron mutual funds that will outperform its benchmark index over the long term, although we cannot guarantee it will meet its objective.

2.	Baron WealthBuilder Fund’s minimum initial investment is $2,000, making it suitable for periodic purchases for your children, your grandchildren... and even yourself.

3.	Baron WealthBuilder Fund has no management fee, but it will indirectly bear its pro-rata share of the expenses of the Baron Funds in which it invests (acquired funds).

4.

Baron WealthBuilder Fund’s annual operating expenses are capped at 5 bps per year for Institutional Shares and TA Shares (available directly through Baron Funds). Retail Shares operating expenses are capped at 30 bps per year. Portfolio transaction costs, interest, dividend, acquired fund fees and expenses are not subject to the operating expense limitation.

Several criteria, including our qualitative assessments, are used to continually determine Baron WealthBuilder Fund allocations among Baron Funds.

Among the criteria are: (a) absolute performance; (b) excess performance vs benchmark; (c) performance standard deviation (a measure of risk); (d) Sharpe ratio (a measure of performance per unit of risk); (e) beta (a measure of a fund’s sensitivity to market movements); (f) alpha (a measure of excess return given level of risk as measured by beta); (g) portfolio turnover; (h) growth rates of portfolio investments; (i) fund size; and (j) manager tenure.

As of June 30, 2018, the five largest Baron mutual funds represented 69% of Baron WealthBuilder Fund’s portfolio.

Ronald Baron, CEO and CIO of Baron Capital is the portfolio manager of Baron WealthBuilder Fund. Michael Baron, Vice President, is the assistant portfolio manager.

2

June 30, 2018 (Unaudited)	Baron WealthBuilder Fund

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON WEALTHBUILDER FUND (RETAIL SHARES)

IN RELATION TO THE S&P 500 INDEX AND THE MSCI ACWI INDEX

TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2018
	Six Months and Since Inception (December 29, 2017)*
Baron WealthBuilder Fund — Retail Shares[1,2]	7.40%
Baron WealthBuilder Fund — TA Shares[1,2]	7.40%
Baron WealthBuilder Fund — Institutional Shares[1,2]	7.40%
S&P 500 Index[1]	2.65%
MSCI ACWI[1]	(0.43%	)

*	Not Annualized.

[1]

The indexes are unmanaged. The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. The MSCI ACWI Index is an unmanaged, free float-adjusted market capitalization weighted index reflected in US dollars that measures the equity market performance of large and mid cap securities across developed and emerging markets. The Indexes and Baron WealthBuilder Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

3

Baron WealthBuilder Fund (Unaudited)	June 30, 2018

COUNTRY EXPOSURES AS OF JUNE 30, 2018

Percent of Total Investments
United States	80.5%
China	5.4%
India	2.6%
Israel	1.1%
South Africa	1.0%
Korea	1.0%
Brazil	0.9%
Taiwan	0.8%
Japan	0.8%
Mexico	0.8%
Other	5.1%

SECTOR EXPOSURES AS OF JUNE 30, 2018

(as a percent of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2018, Baron WealthBuilder Fund appreciated 7.40%1, outperforming the S&P 500 Index, which rose 2.65%, and the MSCI ACWI Index, which fell 0.43%.

Baron WealthBuilder Fund is a non-diversified fund that invests exclusively in other Baron mutual funds. At any given time, it invests in the securities of a select number of Baron mutual funds representing specific investment strategies. The Fund can invest in funds holding U.S. and international stocks; small-cap, small-to-mid-cap, mid-cap, large-cap, all-cap stocks; and specialty stocks. Baron WealthBuilder Fund normally invests in a variety of domestic and international equity funds. It seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

The Fund’s investments in concentrated and high-growth segments have performed best during the period. We believe the environment continues to favor active stock picking as the elevated correlations between securities witnessed the prior few years have returned to normal levels. The economy is strong and reduced bureaucracy and advantageous tax changes have made domestic businesses more profitable. Job growth has consistently surpassed expectations and unemployment is at multi-year lows. Home prices are rising, and consumer confidence is high. Inflation is a bit elevated and interest rates are slowly rising but both appear manageable. Rising oil prices have not significantly impacted spending or GDP growth. Baron Emerging Markets Fund and Baron International Growth Fund did not perform as well in the period. Prevalent political uncertainty in many emerging markets increased the risk in these economies as has the stronger dollar. Macro factors stemming from higher oil prices, rising interest rates and protectionism across the globe pressured financial systems in these emerging markets.

The diversity of WealthBuilder investments is crucial to producing favorable risk-adjusted returns discussed above. It is unlikely all our investments will perform well (or poorly) at the same time, but we expect the diversity of WealthBuilder’s underlying Baron Funds holdings to provide less volatile returns over the long term.

Within the U.S., we continue to believe the current environment favors active stock picking, as the economy is strong and corporate earnings are solid. Abroad, while we currently believe the scope of the correction, especially in emerging countries, may be larger than we had anticipated, we are beginning to see value and opportunity emerging. We also suspect conditions could improve quickly should trade tensions de-escalate and/or the U.S. Fed temper expectations of future tightening measures.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

4

June 30, 2018	Baron WealthBuilder Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2018

Shares		Cost	Value
Affiliated Mutual Funds (100.02%)

Small Cap Funds (31.36%)
46,109	Baron Discovery Fund — Institutional Shares	$841,872	$973,359
58,675	Baron Growth Fund — Institutional Shares	4,134,167	4,516,834
138,093	Baron Small Cap Fund — Institutional Shares	4,083,346	4,439,684

Total Small Cap Funds		9,059,385	9,929,877

Small to Mid Cap Funds (3.14%)
55,778	Baron Focused Growth Fund — Institutional Shares	901,602	995,079

Mid Cap Funds (14.15%)
57,420	Baron Asset Fund — Institutional Shares	4,136,073	4,479,895

Large Cap Funds (7.83%)
56,445	Baron Durable Advantage Fund — Institutional Shares	594,684	582,510
63,531	Baron Fifth Avenue Growth Fund — Institutional Shares	1,736,802	1,895,135

Total Large Cap Funds		2,331,486	2,477,645

All Cap Funds (19.01%)
64,683	Baron Opportunity Fund — Institutional Shares	1,261,041	1,369,335
80,955	Baron Partners Fund — Institutional Shares	4,156,759	4,650,077

Total All Cap Funds		5,417,800	6,019,412

International Funds (19.77%)
273,889	Baron Emerging Markets Fund — Institutional Shares	4,174,736	3,848,138
40,593	Baron Global Advantage Fund — Institutional Shares	892,334	951,910
60,345	Baron International Growth Fund — Institutional Shares	1,488,954	1,457,320

Total International Funds		6,556,024	6,257,368

Specialty Funds (4.76%)
52,487	Baron Real Estate Fund — Institutional Shares	1,533,090	1,507,951

Total Affiliated Investments (100.02%)		$29,935,460	31,667,227

Liabilities Less Cash and Other Assets (-0.02%)			(5,785)

Net Assets			$31,661,442

Retail Shares (Equivalent to $10.74 per share based on 40,014 shares outstanding)			$429,701

TA Shares (Equivalent to $10.74 per share based on 735,553 shares outstanding)			$7,902,995

Institutional Shares (Equivalent to $10.74 per share based on 2,171,918 shares outstanding)			$23,328,746

%	Represents percentage of net assets.

All securities are Level 1.

See Notes to Financial Statements.	5

Baron WealthBuilder Fund	June 30, 2018

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2018

Assets:
Investments in Affiliated Mutual Funds, at value*	$31,667,227
Receivable for shares sold	47,490
Due from investment adviser	14,937
Prepaid expenses	26,648

31,756,302

Liabilities:
Due to custodian bank	47,490
Distribution fees payable (Note 4)	452
Accrued expenses and other payables	46,918

94,860

Net Assets	$31,661,442

Net Assets consist of:
Paid-in capital	$29,946,658
Undistributed (accumulated) net investment loss	(5,787)
Undistributed (accumulated) net realized loss on investments	(11,196)
Net unrealized appreciation on investments	1,731,767

Net Assets	$31,661,442

Retail Shares:
Net Assets	$429,701
Shares Outstanding ($0.01 par value; indefinite shares authorized)	40,014

Net Asset Value and Offering Price Per Share	$10.74

TA Shares:
Net Assets	$7,902,995
Shares Outstanding ($0.01 par value; indefinite shares authorized)	735,553

Net Asset Value and Offering Price Per Share	$10.74

Institutional Shares:
Net Assets	$23,328,746
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,171,918

Net Asset Value and Offering Price Per Share	$10.74

*Investments in securities, at cost	$29,935,460

6	See Notes to Financial Statements.

June 30, 2018	Baron WealthBuilder Fund

STATEMENTS OF OPERATIONS (Unaudited)

JUNE 30, 2018

For the Six Months Ended June 30, 2018
Investment income:
Income:
Interest	$10

Total income	10

Expenses:
Distribution fees — Retail Shares (Note 4)	451
Shareholder servicing agent fees and expenses — Retail Shares	7
Shareholder servicing agent fees and expenses — TA Shares	108
Shareholder servicing agent fees and expenses — Institutional Shares	328
Reports to shareholders	1,022
Registration and filing fees	35,216
Custodian and fund accounting fees	23,479
Administration fees	15,250
Insurance expense	2
Professional fees	20,927
Miscellaneous expenses	151

Total operating expenses	96,941
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(1,442)
Reimbursement of expenses by Adviser — TA Shares (Note 4)	(22,409)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(67,293)

Net expenses	5,797

Net investment income (loss)	(5,787)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold	(11,196)
Change in net unrealized appreciation (depreciation) of investments	1,731,767

Net gain (loss) on investments	1,720,571

Net increase (decrease) in net assets resulting from operations	$1,714,784

See Notes to Financial Statements.	7

Baron WealthBuilder Fund	June 30, 2018

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2018	For the Period Ended December 31, 2017[1]
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(5,787)	$(19)
Net realized gain (loss)	(11,196)	—
Change in net unrealized appreciation (depreciation)	1,731,767	—

Increase (decrease) in net assets resulting from operations	1,714,784	(19)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	1,094,902	33,040
Proceeds from the sale of shares — TA Shares	7,072,840	1,000,040
Proceeds from the sale of shares — Institutional Shares	18,567,509	3,411,273
Cost of shares redeemed — Retail Shares	(722,721)	—
Cost of shares redeemed — TA Shares	(510,206)	—

Increase (decrease) in net assets derived from capital share transactions	25,502,324	4,444,353

Net increase (decrease) in net assets	27,217,108	4,444,334

Net Assets:
Beginning of period	4,444,334	—

End of period	$31,661,442	$4,444,334

Undistributed net investment income (accumulated net investment loss) at end of period	$(5,787)	$—

Capital share transactions — Retail Shares
Shares sold	105,033	3,304
Shares redeemed	(68,323)	—

Net increase (decrease)	36,710	3,304

Capital share transactions — TA Shares
Shares sold	687,178	100,004
Shares redeemed	(51,629)	—

Net increase (decrease)	635,549	100,004

Capital share transactions — Institutional Shares
Shares sold	1,830,791	341,127

Net increase (decrease)	1,830,791	341,127

[1]	For the period December 29, 2017 (commencement of operations) through December 31, 2017.

8	See Notes to Financial Statements.

June 30, 2018	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers ten series (the “Funds”). This report covers only the Baron WealthBuilder Fund (the “Fund”), which commenced operations on December 29, 2017. The Fund’s investment objective is capital appreciation. The Fund is a non-diversified fund because it invests, at any given time, in the securities of a select number of Baron mutual funds (the “Underlying Funds”), representing specific investment strategies. However, included in the Underlying Funds are diversified funds (with the exception of Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Income Fund and Baron Health Care Fund). The Fund normally invests in a variety of Baron domestic and international equity funds managed by BAMCO, Inc. (“BAMCO” or the “Adviser”). The Fund can invest in Underlying Funds holding U.S. and international stocks; small-cap, small- to mid-cap, large-cap, all-cap stocks; and specialty stocks. The Adviser decides how much of the Fund’s assets to allocate to Underlying Funds based on the outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest. For information on the Underlying Funds, please refer to the Prospectuses and Statements of Additional Information of the Underlying Funds. Also, information on the Underlying Funds is available at www.baronfunds.com.

The Fund offers Retail Shares, TA Shares and Institutional Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors but are not available through the Fund’s transfer agent. TA Shares are available only to investors who purchase shares directly through the Fund’s transfer agent. TA Shares do not charge a 12b-1 fee or make revenue sharing payments, to include payments to sub-transfer agency or record-keeping services. Institutional Shares are for investments in the amount of $1 million or more. Institutional Shares are intended for certain financial intermediaries that offer shares of the Fund through fee-based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. The Fund’s investment income, realized and unrealized gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Fund’s share price or net asset value (“NAV”) is calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Fund’s NAV is calculated (the “NAV Calculation Time”) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Investments in the Underlying Funds are valued at their closing NAV per share on the day of valuation.

Portfolio securities held by the Underlying Funds traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Underlying Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security held by one of the Underlying Funds, or an event occurs after the market close but before the Underlying Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Underlying Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. U.S. Government obligations, money market instruments, and other debt instruments held by the Underlying Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Debt instruments held by the Underlying Funds having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Underlying Funds’ investments in convertible bonds is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

Non-U.S. equity securities held by the Underlying Funds are valued on the basis of their most recent closing market prices and translated into U.S. dollars at the NAV Calculation Time, except under the circumstances described below. Most foreign markets close before the NAV Calculation Time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at the NAV Calculation Time. As a result, the Adviser may use a third-party pricing service to assist in determining fair value of foreign securities. This service utilizes a systematic methodology in making fair value estimates. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Underlying Funds are open. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and the adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

9

Baron WealthBuilder Fund	June 30, 2018

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

b) Securities Transactions, Investment Income and Expenses.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income and capital gain distributions from the Underlying Funds are recognized on the ex-dividend date and interest income is recognized on an accrual basis. Dividends received from Underlying Funds are reflected as dividend income; capital gain distributions as realized gain. The Fund is charged for those expenses directly attributable to the Fund, such as distribution and transfer agency fees.

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Because Underlying Funds have varied expenses and fee levels and the Fund may own different proportion of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

c) Repurchase Agreements.  The Fund may invest in repurchase agreements, which are short term investments whereby the Fund acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund did not own any repurchase agreements at June 30, 2018.

d) Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. The Fund will not be subject to federal or state income taxes to the extent that it qualifies as regulated investment companies and substantially all of its income is distributed.

e) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss and wash sale losses deferred.

f) Commitments and Contingencies.  In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Fund under these agreements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

g) Cash and Cash Equivalents.  The Fund considers all short-term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

h) Diversification and Concentration of Underlying Funds.  Certain of the Underlying Funds hold non-diversified or concentrated portfolios that may contain fewer securities or invest in fewer industries than the portfolios of other mutual funds. This may increase the risk that the value of an Underlying Fund could decrease because of the poor performance of one or a few investments or of a particular industry. Additionally, non-diversified funds may encounter difficulty liquidating securities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended June 30, 2018 were as follows:

Fund	Purchases	Sales
Baron WealthBuilder Fund	$25,723,210	$220,907

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Fund and the Underlying Funds. The Adviser will not be paid a management fee for performing investment management services for the Fund. However, the Adviser receives management fees for managing the Underlying Funds. See the Underlying Funds’ Prospectuses or Statements of Additional Information for specific fees. The Adviser is contractually obligated to reimburse certain expenses of the Fund so that its net annual operating expenses (excluding acquired fund fees and expenses, portfolio transaction costs, interest, dividend and extraordinary expenses) are limited to 0.30% of average daily net assets of Retail Shares, 0.05% of average daily net assets of TA Shares and 0.05% of average daily net assets of Institutional Shares.

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Fund’s shares. The Fund is authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets.

c) Trustee Fees.  Certain Trustees of the Fund may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Fund’s Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Fund. None of the Fund’s officers received compensation from the Fund for their services as an officer.

d) Fund Accounting and Administration Fees.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Fund’s net assets, subject to certain minimums plus fixed annual fees for the administrative services.

10

June 30, 2018	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

5. ASSET ALLOCATION AND RISKS OF INVESTING IN THE UNDERLYING FUNDS

The Fund’s ability to meet its investment objective depends largely upon selecting the best mix of Underlying Funds. The selection of the Underlying Funds and the allocation of the Fund’s assets among the various market sectors could cause the Fund to underperform in comparison to other funds with a similar investment objective. In addition, each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund’s investments. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund.

6. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

Investments in open-end registered investment companies are valued at NAV and are classified in the fair value hierarchy as Level 1.

7. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

As of June 30, 2018, the components of net assets on a tax basis were as follows:

Cost of investments	$29,935,460

Gross tax unrealized appreciation	2,127,312
Gross tax unrealized depreciation	(395,545)

Net tax unrealized appreciation	1,731,767
Accumulated net investment loss	(5,787)
Accumulated net realized loss	(11,196)
Paid-in capital	29,946,658

Net Assets	$31,661,442

The Fund follows the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Fund is required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for the current year, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. At June 30, 2018, the Fund did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Fund’s federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current) are subject to examination by the Internal Revenue Service and state departments of revenue.

8. OWNERSHIP CONCENTRATION

As of June 30, 2018 the officers, trustees and portfolio managers owned, directly or indirectly, 20.84% of the Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to the Fund’s shareholders.

11

Baron WealthBuilder Fund	June 30, 2018

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

9. TRANSACTIONS IN “AFFILIATED” COMPANIES

The Fund invests in the Institutional Shares of the Underlying Funds which are considered to be affiliated with the Fund.

Name of Issuer	Value at December 31, 2017	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at June 30, 2018	Value at June 30, 2018	% of Net Assets at June 30, 2018
“Affiliated” Company as of June 30, 2018:
Baron Asset Fund, Institutional Shares	$666,653	$3,500,714	$30,284	$343,822	$(1,010)	$—	57,420	$4,479,895	14.15
Baron Discovery Fund, Institutional Shares	177,774	674,483	9,884	131,487	(501)	—	46,109	973,359	3.07
Baron Durable Advantage Fund, Institutional Shares	—	599,133	4,204	(12,174)	(245)	—	56,445	582,510	1.84
Baron Emerging Markets Fund, Institutional Shares	666,653	3,540,792	30,123	(326,598)	(2,586)	—	273,889	3,848,138	12.16
Baron Fifth Avenue Growth Fund, Institutional Shares	222,218	1,528,206	12,826	158,333	(796)	—	63,531	1,895,135	5.99
Baron Focused Growth Fund, Institutional Shares	111,109	797,174	6,466	93,477	(215)	—	55,778	995,079	3.14
Baron Global Advantage Fund, Institutional Shares	—	899,262	6,466	59,576	(462)	—	40,593	951,910	3.01
Baron Growth Fund, Institutional Shares	666,653	3,498,394	30,070	382,667	(810)	—	58,675	4,516,834	14.27
Baron International Growth Fund, Institutional Shares	199,996	1,300,361	10,724	(31,634)	(679)	—	60,345	1,457,320	4.60
Baron Opportunity Fund, Institutional Shares	66,665	1,204,644	9,860	108,294	(408)	—	64,683	1,369,335	4.32
Baron Partners Fund, Institutional Shares	666,653	3,521,757	30,284	493,318	(1,367)	—	80,955	4,650,077	14.69
Baron Real Estate Fund, Institutional Shares	333,326	1,210,877	10,158	(25,139)	(955)	—	52,487	1,507,951	4.76
Baron Small Cap Fund, Institutional Shares	666,653	3,447,413	29,558	356,338	(1,162)	—	138,093	4,439,684	14.02

	$4,444,353	$25,723,210	$220,907	$1,731,767	$(11,196)	$—		$31,667,227

12

June 30, 2018	Baron WealthBuilder Fund

FINANCIAL HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss ) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,
2018	10.00	(0.02)[2]	0.76	0.74	0.00	0.00	0.00	10.74	7.40	[4,7]	1.10	[6]	(0.80)[6]	0.30	[6]	(0.15)[6]	0.5	1.06	[7]

Period Ended December 31,
2017[1]	10.00	(0.00)[2,3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4],7	0.59	[5,6]	(0.29)[5,6]	0.30	[5,6]	(0.30)[5,6]	0.0	0.00

TA SHARES

Six Months Ended June 30,
2018	10.00	(0.00)[2,3]	0.74	0.74	0.00	0.00	0.00	10.74	7.40	[4,7]	0.93	[6]	(0.88)[6]	0.05	[6]	(0.02)[6]	7.9	1.06	[7]

Period Ended December 31,
2017[1]	10.00	(0.00)[2,3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.34	[5,6]	(0.29)[5,6]	0.05	[5,6]	(0.05)[5,6]	3.4	0.00

INSTITUTIONAL SHARES

Six Months Ended June 30,
2018	10.00	(0.00)[2,3]	0.74	0.74	0.00	0.00	0.00	10.74	7.40	[4,7]	0.90	[6]	(0.85)[6]	0.05	[6]	(0.02)[6]	23.3	1.06	[7]

Period Ended December 31,
2017[1]	10.00	(0.00)[2,3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.34	[5,6]	(0.29)[5,6]	0.05	[5,6]	(0.05)[5,6]	1.0	0.00

[1]	For the period December 29, 2017 (commencement of operations) through December 31, 2017.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2017.
[6]	Annualized.
[7]	Not Annualized.

See Notes to Financial Statements.	13

Baron WealthBuilder Fund	June 30, 2018

FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on January 1, 2018 and held for the six months ended June 30, 2018.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 20181

	Actual Total Return	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron WealthBuilder Fund — Retail Shares	7.40%	$1,000.00	$1,074.00	[3]	0.30%[4]	$1.54
Baron WealthBuilder Fund — TA Shares	7.40%	$1,000.00	$1,074.00	[3]	0.05%[4]	$0.26
Baron WealthBuilder Fund — Institutional Shares	7.40%	$1,000.00	$1,074.00	[3]	0.05%[4]	$0.26

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 2018

	Hypothetical Annualized Total Return	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron WealthBuilder Fund — Retail Shares	5.00%	$1,000.00	$1,023.31	[3]	0.30%[4]	$1.51
Baron WealthBuilder Fund — TA Shares	5.00%	$1,000.00	$1,024.55	[3]	0.05%[4]	$0.25
Baron WealthBuilder Fund — Institutional Shares	5.00%	$1,000.00	$1,024.55	[3]	0.05%[4]	$0.25

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[4]	Annualized expense ratios are adjusted to reflect fee waiver.

14

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767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

JUNE 18

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: August 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: August 30, 2018

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: August 30, 2018